                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                                                                File No. 2-86606
                                                               File No. 811-3850

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  [X]

         Pre-Effective Amendment No.                                     [ ]
         Post-Effective Amendment No.       31                           [X]

                                       AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [X]

         Amendment No.                      31

                          DELAWARE GROUP TAX-FREE FUNDS
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

   2005 Market Street, Philadelphia, Pennsylvania             19103-7094
   ----------------------------------------------             ----------
      (Address of Principal Executive Offices)                (Zip Code)

Registrant's Telephone Number, including Area Code:           (800) 523-1918

  Richelle S. Maestro, Esquire, 2005 Market Street, Philadelphia, PA 19103-7094
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                           November 30, 2004

It is proposed that this filing will become effective:

[ ]     Immediately upon filing pursuant to paragraph (b)

[X]     on December 3, 2004 pursuant to paragraph (b)

[ ]     60 days after filing pursuant to paragraph (a) (1)
[ ]     on (date) pursuant to paragraph (a)(1)
[ ]     75 days after filing pursuant to paragraph (a) (2)
[ ]     on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                    CONTENTS

This Post-Effective Amendment No. 31 to Registration File No. 2-86606 includes the following:

     1.   Facing Page

     2.   Contents Page

     3.   Part A - Prospectuses (1)

     4.   Part B - Statement of Additional Information (1)

     5.   Part C - Other Information (1)

     6.   Signatures

     7.   Exhibits

(1) The Prospectus and Statement of Additional Information contained in this Post-Effective Amendment relate to the Registrant's three series and also to the Delaware National High-Yield Municipal Bond Fund of Voyageur Mutual Funds. The Part C contained in this Post-Effective Amendment relates only to the Registrant's three series. A separate Registration Statement which incorporates by reference the Prospectus and Statement of Additional Information as it relates to the Delaware National High-Yield Municipal Bond Fund and includes its own Part C is being filed for Voyageur Mutual Funds.

[LOGO OF DELAWARE INVESTMENTS (R)]

                           DELAWARE TAX-FREE USA FUND
                         DELAWARE TAX-FREE INSURED FUND
                     DELAWARE TAX-FREE USA INTERMEDIATE FUND
                DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND

                           Class A o Class B o Class C

                                   PROSPECTUS

                                December 3, 2004

                                  Fixed Income

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND PROFILES                                                         PAGE 3
Delaware Tax-Free USA Fund                                                 3
Delaware Tax-Free Insured Fund                                             6
Delaware Tax-Free USA Intermediate Fund                                    9
Delaware National High-Yield Municipal Bond Fund                          12

HOW WE MANAGE THE FUNDS                                              PAGE 16
Our investment strategies                                                 16
The securities we typically invest in                                     17
The risks of investing in the Funds                                       27

WHO MANAGES THE FUNDS                                                PAGE 31
Investment manager                                                        31
Portfolio managers                                                        31
Who's who?                                                                32

ABOUT YOUR ACCOUNT                                                   PAGE 34
Investing in the Funds                                                    34
     Choosing a share class                                               34
     Dealer compensation                                                  37
How to reduce your sales charge                                           38
How to buy shares                                                         39
How to redeem shares                                                      40
Account minimums                                                          41
Special services                                                          41
Dividends, distributions and  taxes                                       42
Certain management considerations Fund companies                          43

FINANCIAL HIGHLIGHTS                                                 PAGE 44

GLOSSARY                                                             PAGE 49

PROFILE: DELAWARE TAX-FREE USA FUND

WHAT IS THE FUND'S GOAL?
Delaware Tax-Free USA Fund seeks as high a level of current interest income exempt from federal income tax as is available from municipal obligations as is consistent with prudent investment management and preservation of capital. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
Under normal circumstances, the Fund will invest at least 80% of its net assets in securities the income from which is exempt from federal income taxes, including the federal alternative minimum tax. This is a fundamental investment policy that may not be changed without prior shareholder approval.

The Fund will invest primarily in municipal debt obligations that are issued by state and local governments to raise funds for various public purposes such as hospitals, schools and general capital expenses. The Fund will invest its assets in securities with maturities of various lengths, depending on market conditions, but will have a dollar-weighted average effective maturity of between five and 30 years. We will attempt to adjust the average maturity of the bonds in the portfolio to provide a high level of tax-exempt income consistent with preservation of capital. The Fund's income level will vary depending on current interest rates and the specific securities in the portfolio. The Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit our investment needs.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by adverse changes in interest rates. When interest rates rise, the value of bonds in the portfolio will likely decline. The Fund may also be affected by the ability of individual municipalities to pay interest and repay principal on the bonds they issue. The Fund is a non-diversified investment company under the Investment Company Act of 1940 and may be subject to greater risk than if it were diversified. The Fund is permitted to invest up to 20% of its net assets in securities the income from which is subject to the federal alternative minimum tax. Income from these securities would be taxable for investors subject to that tax.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 27.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE FUND
o    Investors seeking monthly income, free from federal income taxes.
o    Investors with long-term financial goals.

WHO SHOULD NOT INVEST IN THE FUND
o    Investors with very short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, especially over the short term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE TAX-FREE USA FUND PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past ten calendar years, as well as the average annual returns of all shares for one-year, five-year, and ten-year or lifetime periods, as applicable. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect contractual expense caps in effect during the periods. The returns would be lower without the contractual caps.

As of September 30, 2004, the Fund's Class A shares had a calendar year-to-date return of 3.22%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 4.73% for the quarter ended March 31, 1995 and its lowest return was -3.30% for the quarter ended June 30, 1999.

The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

YEAR-BY-YEAR TOTAL RETURN (Class A)

 1994    1995     1996    1997    1998     1999    2000    2001    2002    2003
-----    -----    ----    ----    ----    -----   -----    ----    ----    ----
-3.02%   13.70%   0.84%   8.31%   4.85%   -5.18%  10.89%   4.37%   8.72%   6.69%

AVERAGE ANNUAL RETURNS for periods ending 12/31/03

                                                                      1 YEAR   5 YEARS    10 YEARS OR LIFETIME**
                                                                      ------   -------    ----------------------
Class A return before taxes                                             1.92%     3.99%             4.38%
Class A return after taxes on distributions                             1.92%     3.99%             4.29%
Class A return after taxes on distributions and sale of Fund shares     2.87%     4.11%             4.42%
Class B return before taxes*                                            1.86%     3.87%             4.64%
Class C return before taxes*                                            4.87%     4.12%             4.15%
Lehman Brothers Municipal Bond Index
 (reflects no deduction for fees, expenses, or taxes)                   5.31%     5.83%             6.03%

The Fund's returns are compared to the performance of the Lehman Brothers Municipal Bond Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown above.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

* Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns before taxes for Class B would be 5.86%, 4.12% and 4.64% for the one-year, five-year and lifetime periods, respectively. Lifetime returns for Class B shares reflect conversion to Class A shares after approximately 8 years. Returns for Class C would be 5.87%, 4.12% and 4.15% for the one-year, five-year and lifetime periods, respectively.
** Lifetime returns are shown if the Class existed for less than 10 years. Inception dates for Class A, Class B and Class C shares of the Delaware Tax-Free USA Fund were January 11, 1984, May 2, 1994 and November 29, 1995, respectively. Lehman Brothers Municipal Bond Index returns are for 10 years. Index returns for Class B and Class C lifetimes were 6.73% and 6.21%, respectively.

WHAT ARE THE FUND'S FEES AND EXPENSES?

SALES CHARGES are fees paid directly from your investments when you buy or sell shares of the Fund.

CLASS                                               A         B          C
-----------------------------------------------    ----      ----       ----
Maximum sales charge (load) imposed on
purchases as a percentage of offering price        4.50%     none       none
Maximum contingent deferred sales charge (load)
as a percentage of original purchase price or
redemption price, whichever is lower               none(1)   4.00%(2)   1.00%(3)
Maximum sales charge (load) imposed on
reinvested dividends                               none      none       none
Redemption fees                                    none      none       none

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets.

Management fees                                  0.55%      0.55%      0.55%
Distribution and service (12b-1) fees(4)         0.22%      1.00%      1.00%
Other expenses                                   0.16%      0.16%      0.16%
Total annual fund operating expenses             0.93%      1.71%      1.71%
Fee waivers and payments(5)                     (0.09)%    (0.09)%    (0.09)%
Net expenses                                     0.84%      1.62%      1.62%

THIS EXAMPLE is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(6) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

CLASS(7)      A          B             B            C            C
--------   --------   --------   -------------   --------   -------------
                                 (if redeemed)              (if redeemed)
1 year     $    532   $    165   $         565   $    165   $         265
3 years    $    725   $    530   $         755   $    530   $         530
5 years    $    933   $    920   $       1,070   $    920   $         920
10 years   $  1,534   $  1,805   $       1,805   $  2,012   $       2,012

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.
(4) The Board of Trustees adopted a formula for calculating 12b-1 plan expenses for the Delaware Tax-Free USA Fund's Class A shares that went into effect on June 1, 1992. Under this formula, 12b-1 plan expenses will not be more than 0.30% or less than 0.10%. Class B and Class C shares are each subject to a 12b-1 fee of 1.00% of average daily net assets. The Fund's distributor has contracted to limit the Class A 12b-1 fee through October 31, 2005 to no more than 0.25% of average daily net assets.
(5) The investment manager has contracted to waive fees and pay expenses through October 31, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.62% of average daily net assets.
(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through 10.
(7) Class B shares automatically convert to Class A shares at the end of the eighth year. Information for the ninth and tenth years reflects expenses of the Class A shares.

PROFILE: DELAWARE TAX-FREE INSURED FUND

WHAT IS THE FUND'S GOAL?
Delaware Tax-Free Insured Fund seeks as high a level of current interest income exempt from federal income tax as is available from municipal obligations as is consistent with prudent investment management and preservation of capital. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
Under normal circumstances, the Fund will invest at least 80% of its net assets in securities the income from which is exempt from federal income taxes, including the federal alternative minimum tax. This is a fundamental investment policy that may not be changed without prior shareholder approval.

The Fund will invest primarily in municipal debt obligations that are issued by state and local governments to raise funds for various public purposes such as hospitals, schools and general capital expenses. The Fund will invest its assets in securities with maturities of various lengths, depending on market conditions, but will have a dollar-weighted average effective maturity of between five and 30 years. We will attempt to adjust the average maturity of the bonds in the portfolio to provide a high level of tax-exempt income consistent with preservation of capital. The Fund's income level will vary depending on current interest rates and the specific securities in the portfolio. The Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit our investment needs.

Under normal circumstances, the Fund will invest at least 80% of its net assets in securities whose scheduled payments of interest and principal are insured. This policy is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders would be given notice at least 60 days prior to any such change. Insurance does not protect against changes in the value of the bonds in the portfolio or changes in the value of Fund shares.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by adverse changes in interest rates. When interest rates rise, the value of bonds in the portfolio will likely decline. The Fund may also be affected by the ability of individual municipalities to pay interest and repay principal on the bonds they issue. The Fund is a non-diversified investment company under the Investment Company Act of 1940 and may be subject to greater risk than if it were diversified. Under normal circumstances, the Fund may invest up to 20% of its net assets in securities the income from which is subject to the federal alternative minimum tax. Income from these securities would be taxable for investors subject to that tax.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 27.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE FUND
o    Investors seeking monthly income, free from federal income taxes.
o    Investors with long-term financial goals.
o Investors seeking the extra measure of safety offered by bonds whose principal and interest payments are insured.

WHO SHOULD NOT INVEST IN THE FUND
o    Investors with very short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, especially over the short term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE TAX-FREE INSURED FUND PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past ten calendar years, as well as the average annual returns of all shares for one-year, five-year, and ten-year or lifetime periods, as applicable. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect contractual expense caps in effect during the periods. The returns would be lower without the contractual caps.

As of September 30, 2004, the Fund's Class A shares had a calendar year-to-date return of 2.95%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 5.32% for the quarter ended December 31, 2000 and its lowest return was -3.23% for the quarter ended March 31, 1994.

The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

YEAR-BY-YEAR TOTAL RETURN (Class A)

 1994      1995      1996      1997      1998     1999      2000      2001      2002      2003
-----     -----      ----      ----      ----    -----     -----      ----      ----      ----
-2.93%    13.89%     2.36%     8.22%     4.78%   -4.04%    11.85%     4.30%     9.23%     4.61%

AVERAGE ANNUAL RETURNS for periods ending 12/31/03

                                                                      1 YEAR   5 YEARS    10 YEARS OR LIFETIME**
                                                                      ------   -------    ----------------------
Class A return before taxes                                           (0.05)%   4.08%             4.59%
Class A return after taxes on distributions                           (0.05)%   4.08%             4.46%
Class A return after taxes on distributions and sale of Fund shares    1.41%    4.13%             4.53%
Class B return before taxes*                                          (0.20)%   3.97%             4.93%
Class C return before taxes*                                           2.80%    4.22%             4.43%
Lehman Brothers Municipal Bond Index
  (reflects no deduction for fees, expenses, or taxes)                 5.31%    5.83%             6.03%

The Fund's returns are compared to the performance of the Lehman Brothers Municipal Bond Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown above.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

* Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns before taxes for Class B would be 3.80%, 4.22% and 4.93% for the one-year, five-year and lifetime periods, respectively. Lifetime returns for Class B shares reflect conversion to Class A shares after approximately 8 years. Returns for Class C would be 3.80%, 4.22% and 4.43% for the one-year, five-year and lifetime periods, respectively.
** Lifetime returns are shown if the Class existed for less than 10 years. Inception dates for Class A, Class B and Class C shares of the Delaware Tax-Free Insured Fund were March 25, 1985, May 2, 1994 and November 29, 1995, respectively. Lehman Brothers Municipal Bond Index returns are for 10 years. Index returns for Class B and Class C lifetimes were 6.73% and 6.21%, respectively.

WHAT ARE THE FUND'S FEES AND EXPENSES?

SALES CHARGES are fees paid directly from your investments when you buy or sell shares of the Fund.

CLASS                                                       A           B           C
-----------------------------------------------           ----        ----         ----
Maximum sales charge (load) imposed on
 purchases as a percentage of offering price              4.50%       none         none
Maximum contingent deferred sales charge (load)
 as a percentage of original purchase price or
 redemption price, whichever is lower                     none(1)     4.00%(2)     1.00%(3)
Maximum sales charge (load) imposed on
 reinvested dividends                                     none        none         none
Redemption fees                                           none        none         none

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets.

Management fees                                   0.50%       0.50%     0.50%
Distribution and service (12b-1) fees(4)          0.22%       1.00%     1.00%
Other expenses                                    0.21%       0.21%     0.21%
Total annual fund operating expenses(5)           0.93%       1.71%     1.71%
Fee waivers and payments(5)                      (0.04%)     (0.04%)   (0.04%)
Total annual fund operating expenses              0.89%       1.67%     1.67%

THIS EXAMPLE is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.6 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

CLASS(7)               A          B             B           C          C
--------            --------   --------   -------------  --------  -------------
                                          (if redeemed)            (if redeemed)
1 year              $    537   $    170   $         570  $    170  $         270
3 years             $    729   $    535   $         760  $    535  $         535
5 years             $    938   $    924   $       1,074  $    924  $         924
10 years            $  1,538   $  1,809   $       1,809  $  2,016  $       2,016

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.
(4) The Board of Trustees adopted a formula for calculating 12b-1 plan expenses for the Delaware Tax-Free USA Insured Fund's Class A shares that went into effect on June 1, 1992. Under this formula, 12b-1 plan expenses will not be more than 0.30% or less than 0.10%. Class B and Class C shares are each subject to a 12b-1 fee of 1.00% of average daily net assets. The Fund's distributor has contracted to limit the Class A 12b-1 fee through October 31, 2005 to no more than 0.25% of average daily net assets.
(5) The investment manager has contracted to waive fees and pay expenses through October 31, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.67% of average daily net assets.
(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here.
(7) Class B shares automatically convert to Class A shares at the end of the eighth year. Information for the ninth and tenth years reflects expenses of the Class A shares.

PROFILE: DELAWARE TAX-FREE USA INTERMEDIATE FUND

WHAT IS THE FUND'S GOAL?
Delaware Tax-Free USA Intermediate Fund seeks as high a level of current interest income exempt from federal income tax as is available from municipal obligations as is consistent with prudent investment management and preservation of capital. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
Under normal circumstances, the Fund will invest at least 80% of its net assets in securities the income from which is exempt from federal income taxes, including the federal alternative minimum tax. This is a fundamental investment policy that may not be changed without prior shareholder approval.

The Fund will invest primarily in municipal debt obligations are issued by state and local governments to raise funds for various public purposes such as hospitals, schools and general capital expenses. The Fund will invest its assets in securities with maturities of various lengths, depending on market conditions, but will have a dollar-weighted average effective maturity of between three and 10 years. We will attempt to adjust the average maturity of the bonds in the portfolio to provide a high level of tax-exempt income consistent with preservation of capital. The Fund's income level will vary depending on current interest rates and the specific securities in the portfolio. The Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit our investment needs.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by adverse changes in interest rates. When interest rates rise, the value of bonds in the portfolio will likely decline. The Fund may also be affected by the ability of individual municipalities to pay interest and repay principal on the bonds they issue. The Fund is a non-diversified investment company under the Investment Company Act of 1940 and may be subject to greater risk than if it were diversified. Under normal circumstances, the Fund may invest up to 20% of its net assets in securities the income from which is subject to the federal alternative minimum tax. Income from these securities would be taxable for investors subject to that tax.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 27.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE FUND
o    Investors seeking monthly income, free from federal income taxes.
o    Investors with long-term financial goals.
o Investors willing to give up some income potential in exchange for the reduced risk of principal fluctuation that comes with an intermediate maturity investment.

WHO SHOULD NOT INVEST IN THE FUND
o    Investors with very short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, especially over the short term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE TAX-FREE USA INTERMEDIATE FUND PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past ten calendar years, as well as the average annual returns of all shares for one-year, five-year and ten-year or lifetime periods, as applicable. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect contractual expense caps in effect during the periods. The returns would be lower without the contractual caps.

As of September 30, 2004, the Fund's Class A shares had a calendar year-to-date return of 3.44%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 4.69% for the quarter ended September 30, 2002 and its lowest quarterly return was -3.22% for the quarter ended March 31, 1994.

The maximum Class A sales charge of 2.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

YEAR-BY-YEAR TOTAL RETURN (Class A)

 1994     1995      1996      1997      1998      1999     2000      2001      2002      2003
-----     -----     -----     -----     -----    -----     -----     -----     -----     -----
-2.60%    12.18%     4.61%     6.50%     5.83%   -1.41%     9.44%     5.12%     9.10%     6.10%

AVERAGE ANNUAL RETURNS for periods ending 12/31/03

                                                                               1 YEAR     5 YEARS      10 YEARS OR LIFETIME**
                                                                               ------     -------      ----------------------
Class A return before taxes                                                     3.22%      5.01%              5.11%
Class A return after taxes on distributions                                     3.22%      5.01%              5.11%
Class A return after taxes on distributions and sale of Fund shares             3.42%      4.90%              5.03%
Class B return before taxes*                                                    3.21%      4.71%              5.44%
Class C return before taxes*                                                    4.21%      4.71%              4.80%
Merrill Lynch 3-7 Year Municipal Bond Index
 (reflects no deduction for fees, expenses, or taxes)                           4.22%      5.79%              5.62%

The Fund's returns are compared to the performance of the Merrill Lynch 3-7 Year Municipal Bond Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown above.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

* Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns before taxes for Class B would be 5.21%, 4.71% and 5.44% for the one-year, five-year and lifetime periods, respectively. Lifetime returns for Class B shares reflect conversion to Class A shares after approximately 5 years. Returns for Class C would be 5.21%, 4.71% and 4.80% for the one-year, five-year and lifetime periods, respectively.
** Inception dates for Class A, Class B and Class C shares of the Delaware Tax-Free USA Intermediate Fund were January 7, 1993, May 2, 1994 and November 29, 1995, respectively. The Merrill Lynch 3-7 Year Municipal Bond Index return is for 10 years. Index returns for Class B and Class C lifetimes were 5.90% and 5.67%, respectively.

WHAT ARE THE FUND'S FEES AND EXPENSES?

SALES CHARGES are fees paid directly from your investments when you buy or sell shares of the Fund.

CLASS                                                  A            B           C
-----------------------------------------------       ----         ----        ----
Maximum sales charge (load) imposed on                2.75%        none        none
 purchases as a percentage of offering price
Maximum contingent deferred sales charge (load)
 as a percentage of original purchase price or
 redemption price, whichever is lower                 none(1)      2.00%(2)    1.00%(3)
Maximum sales charge (load) imposed on                none         none        none
 reinvested dividends
Redemption fees                                       none         none        none

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets.

Management fees                                0.50%       0.50%        0.50%
Distribution and service (12b-1) fees(4)       0.30%       1.00%        1.00%
Other expenses                                 0.29%       0.29%        0.29%
Total annual fund operating expenses           1.09%       1.79%        1.79%
Fee waivers and payments(5)                   (0.34)%     (0.19)%      (0.19)%
Net expenses                                   0.75%       1.60%        1.60%

THIS EXAMPLE is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.6 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

CLASS(7)        A          B            B             C            C
--------    --------   --------   -------------   --------   -------------
                                  (if redeemed)              (if redeemed)
1 year      $    349   $    163       $    363    $    163       $    263
3 years     $    579   $    545       $    645    $    545       $    545
5 years     $    827   $    952       $    952    $    952       $    952
10 years    $  1,537   $  1,657       $  1,657    $  2,090       $  2,090

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within one year of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 2.00%, which declines to 1.00% during the second and third years and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.
(4) Class A shares are subject to a 12b-1 fee of 0.30% of average daily net assets and Class B and Class C shares are each subject to a 12b-1 fee of 1.00% of average daily net assets. The Fund's distributor has contracted to limit the Class A shares 12b-1 fee through October 31, 2005 to no more than 0.15% of average daily net assets.
(5) The investment manager has contracted to waive fees and pay expenses through October 31, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.60% of average daily net assets.
(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through 10.
(7) Class B shares automatically convert to Class A shares at the end of the fifth year. Information for years six through ten reflects expenses of the Class A shares.

PROFILE: DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND

WHAT IS THE FUND'S GOAL?
Delaware National High-Yield Municipal Bond Fund seeks a high level of current income exempt from federal income tax primarily through investment in medium- and lower-grade municipal obligations. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal securities the income from which is exempt from federal income taxes. This is a fundamental investment policy that may not be changed without prior shareholder approval.

Municipal debt obligations are issued by state and local governments to raise funds for various public purposes such as hospitals, schools and general capital expenses. The Fund will invest its assets in securities with maturities of various lengths, depending on market conditions, but will typically have a dollar-weighted average effective maturity between five and 30 years. We will attempt to adjust the average maturity of the bonds in the portfolio to provide a high level of tax-exempt income consistent with preservation of capital. The Fund's income will vary depending on current interest rates and the specific securities in the portfolio. The Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit our investment needs.

Under normal circumstances, Delaware National High-Yield Municipal Bond Fund will invest primarily in lower rated municipal securities, which typically offer higher income potential and involve greater risk than higher quality securities.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by adverse changes in interest rates. When interest rates rise, the value of bonds in the portfolio will likely decline.

The Fund may also be affected by the ability of individual municipalities to pay interest and repay principal on the bonds they issue. This risk is significant for the Fund because the issuers of the bonds in the portfolio are generally considered to be in a less secure financial situation and may be affected more by adverse economic conditions. The Fund may be subject to greater volatility during periods of adverse economic conditions and it may experience a greater incidence of credit problems. The Fund is a non-diversified investment company under the Investment Company Act of 1940 and may be subject to greater risk than if it were diversified. Under normal circumstances, the Fund may to invest up to 100% of its net assets in securities the income from which is subject to the federal alternative minimum tax. Income from these securities would be taxable for investors subject to that tax.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 27.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE FUND
o       Investors seeking monthly income, free from federal income taxes.
o       Investors with long-term financial goals.
o Investors willing to accept the possibility of significant fluctuations in share price, particularly in the short-term.

WHO SHOULD NOT INVEST IN THE FUND
o       Investors with very short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, especially in the short term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past ten calendar years, as well as the average annual returns of all shares for one-year, five-year and ten-year or lifetime periods, as applicable. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect contractual expense caps in effect during the periods. The returns would be lower without the contractual caps.

As of September 30, 2004, the Fund's Class A shares had a calendar year-to-date return of 4.42%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 5.50% for the quarter ended March 31, 1995 and its lowest quarterly return was -3.57% for the quarter ended March 31, 1994.

The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

YEAR-BY-YEAR TOTAL RETURN (Class A)

1994      1995      1996      1997      1998     1999      2000      2001      2002      2003
-----     -----     -----     -----     -----    -----     ----      -----     ----      ----
-2.61%    15.00%     6.53%    10.32%     6.68%   -3.57%     6.98%     5.36%     4.69%     6.57%

AVERAGE ANNUAL RETURNS for periods ending 12/31/03

                                                                               1 YEAR     5 YEARS      10 YEARS OR LIFETIME**
                                                                               ------     -------      ----------------------
Class A return before taxes                                                     1.82%       2.98%              4.99%
Class A return after taxes on distributions                                     1.82%       2.98%              4.90%
Class A return after taxes on distributions and sale of Fund shares             2.95%       3.29%              5.02%
Class B return before taxes*                                                    1.87%       2.92%              4.50%
Class C return before taxes*                                                    4.86%       3.17%              4.34%
Lehman Brothers Municipal Bond Index
 (reflects no deduction for fees, expenses, or taxes)                           5.31%       5.83%              6.03%

The Fund's returns are compared to the performance of the Lehman Brothers Municipal Bond Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown above.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

* Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns before taxes for Class B would be 5.87%, 3.17% and 4.50% for the one-year, five-year and lifetime periods, respectively. Returns for Class C would be 5.86%, 3.17% and 4.34% for the one-year, five-year and lifetime periods, respectively.
** Lifetime returns are shown if the Class existed for less than 10 years. Inception dates for Class A, Class B and Class C shares of the Delaware National High-Yield Municipal Bond Fund were September 22, 1986, December 18, 1996 and May 26, 1997, respectively. Lehman Brothers Municipal Bond Index returns are for 10 years. Index returns for Class B and Class C lifetimes were 6.39% and 6.47%, respectively.

WHAT ARE THE FUND'S FEES AND EXPENSES?
SALES CHARGES are fees paid directly from your investments when you buy or sell shares of the Fund.

CLASS                                                       A           B           C
------------------------------------------------       -----------  ----------  ----------
Maximum sales charge (load) imposed on                    4.50%        none        none
 purchases as a percentage of offering price
 Maximum contingent deferred sales charge (load)
 as a percentage of original purchase price or
 redemption price, whichever is lower                     none(1)      4.00%(2)    1.00%(3)
Maximum sales charge (load) imposed on
 reinvested dividends                                     none         none        none
 Redemption fees                                          none         none        none

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets.

Management fees                                   0.55%       0.55%       0.55%
Distribution and service (12b-1) fees             0.25%       1.00%       1.00%
Other expenses                                    0.22%       0.22%       0.22%
Total annual fund operating expenses              1.02%       1.77%       1.77%
Fee waivers and payments(4)                      (0.12)%     (0.12)%     (0.12)%
Net expenses                                      0.90%       1.65%       1.65%

THIS EXAMPLE is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.5 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

CLASS(6)           A          B           B              C            C
--------       --------   --------   -------------   --------   -------------
                                     (if redeemed)              (if redeemed)
1 year         $    538   $    168   $         568   $    168   $         268
3 years        $    749   $    546   $         771   $    546   $         546
5 years        $    977   $    948   $       1,098   $    948   $         948
10 years       $  1,631   $  1,876   $       1,876   $  2,074   $       2,074

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.
(4) The investment manager has contracted to waive fees and pay expenses through October 31, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.65% of average daily net assets.
(5) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here.
(6) Class B shares automatically convert to Class A shares at the end of the eighth year. Information for the ninth and tenth years reflects expenses of the Class A shares.

HOW WE MANAGE THE FUNDS

OUR INVESTMENT STRATEGIES
We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for a particular Fund. Following is a general description of the investment strategies used to manage the Funds and a list of securities the Funds may invest in.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

We will generally invest in debt obligations issued by state and local governments and their political subdivisions, agencies, authorities and instrumentalities, exempt from federal income tax. We may also invest in debt obligations issued by or for the District of Columbia, and its political subdivisions, agencies, authorities and instrumentalities or territories and possessions of the United States, which are exempt from federal income tax.

We will generally invest in securities for income rather than seeking capital appreciation through active trading. However, we may sell securities for a variety of reasons such as to reinvest the proceeds in higher yielding securities, to eliminate investments not consistent with the preservation of capital or to honor redemption requests. As a result, we may realize losses or capital gains which could be taxable to shareholders.

Delaware Tax-Free USA Fund and Delaware Tax-Free Insured Fund will generally have a dollar-weighted average effective maturity of approximately five to 30 years. Delaware Tax-Free USA Intermediate Fund will generally have a dollar-weighted average effective maturity between three and 10 years. This is a more conservative strategy than funds with longer average maturities, which should result in the Fund experiencing less price volatility when interest rates rise or fall. Delaware National High-Yield Municipal Bond Fund will generally have a dollar-weighted average effective maturity between five and 30 years.

The investment objective of each Fund described in this Prospectus is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change became effective.

THE SECURITIES WE TYPICALLY INVEST IN
Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. Municipal bond securities typically pay income free of federal income taxes and may be free of state income taxes in the state where they are issued.

                                                                      HOW WE USE THEM
                            --------------------------------------------------------------------------------------------------------
                                                                                       DELAWARE              DELAWARE NATIONAL
                               DELAWARE TAX-FREE         DELAWARE TAX-FREE           TAX-FREE USA           HIGH-YIELD MUNICIPAL
      SECURITIES                   USA FUND                 INSURED FUND           INTERMEDIATE FUND              BOND FUND
-------------------------   -----------------------   ------------------------  ------------------------  --------------------------
TAX-EXEMPT OBLIGATIONS:     Under normal              Under normal              Under normal              Under normal conditions,
Commonly known as           conditions, the Fund      conditions, the Fund      conditions, the Fund      the Fund will invest
municipal bonds. These      will invest 80% of its    will invest 80% of its    will invest at least      primarily in medium- and
are debt obligations        assets in tax-exempt      assets in tax-exempt      90% of its assets in      lower-grade tax-exempt
issued by or for a state    debt obligations rated    debt obligations rated    tax-exempt debt           obligations rated
or territory, its           in the top four quality   in the top four quality   obligations rated in      between BBB and B-.
agencies or                 grades by S&P or          grades by S&P or          the top four quality
instrumentalities,          another nationally        another NRSRO, or in      grades by S&P or          The Fund  will not make
municipalities or other     recognized statistical    unrated tax-exempt        another NRSRO, or in      initial investments in
political sub-divisions.    ratings organization      obligations if, in the    unrated tax-exempt        securities rated below
The interest on these       (NRSRO), or in unrated    manager's opinion, they   obligations if, in the    B-, although it may
debt obligations can       tax-exempt obligations    are equivalent in         manager's opinion, they   continue to hold such
generally be excluded       if, in the manager's      quality to the top four   are equivalent in         securities if their
from federal income tax     opinion, they are         quality grades. These     quality to the top four   rating has been reduced
as well as personal         equivalent in quality     bonds may include         quality grades. These     below that grade.
income tax in the state     to the top four quality   general obligation        bonds may include
where the bond is issued.   grades. These bonds may   bonds and revenue bonds.  general obligation        The Fund may invest all
Determination of a bond's   include general                                     bonds and revenue bonds.  or a portion of its
tax-exempt status is        obligation bonds and                                                          assets in higher grade
based on the opinion of     revenue bonds.                                                                securities if the
the bond issuer's legal                                                                                   manager determines that
counsel.                                                                                                  abnormal market conditions
                                                                                                          make investing in lower
                                                                                                          rated securities
                                                                                                          inconsistent with
                                                                                                          shareholders' best
                                                                                                          interest.

                                                                      HOW WE USE THEM
                            --------------------------------------------------------------------------------------------------------
                                                                                       DELAWARE              DELAWARE NATIONAL
                               DELAWARE TAX-FREE         DELAWARE TAX-FREE           TAX-FREE USA           HIGH-YIELD MUNICIPAL
      SECURITIES                   USA FUND                 INSURED FUND           INTERMEDIATE FUND              BOND FUND
-------------------------   -----------------------   ------------------------  ------------------------  --------------------------
GENERAL OBLIGATION BONDS:   The Fund may invest       The Fund may invest in    The Fund may invest       The Fund may invest in
Municipal bonds on which    without limit in          general obligation        without limit in          general obligations and
the payment of principal    general obligation        bonds; however, after     general obligation        will typically invest in
and interest is secured     bonds in the top four     the application of        bonds rated in the top    lower quality bonds
by the issuer's pledge of   quality grades or bonds   insurance, bonds          four quality grades or    rated between BBB and B-
its full faith, credit      that are unrated, but     representing at least     bonds that are unrated,   by S&P or another NRSRO.
and taxing power.           which the manager         80% of net assets must    but which the manager
                            determines to be of       be rated AAA by S&P or    determines to be of
                            equal quality.            have an equivalent        equal quality.
                            rating from another
                            NRSRO.

REVENUE BONDS: Municipal    The Fund may invest       The Fund may invest in    The Fund may invest       The Fund may invest in
bonds on which principal    without limit in          revenue bonds; however,   without limit in          revenue bonds and will
and interest payments are   revenue bonds in the      after the application     revenue bonds in the      typically invest in
made from revenues          top four quality grades   of insurance, bonds       top four quality grades   lower quality bonds
derived from a particular   or bonds that are         representing 80% of net   or bonds that are         rated between BBB and B-
facility, from the          unrated, but which the    assets must be rated      unrated, but which the    by S&P or another NRSRO.
proceeds of a special       manager determines to     AAA by S&P or have an     manager determines to
excise tax or from          be of equal quality.      equivalent rating from    be of equal quality.
revenue generated by an                               another NRSRO.
operating project.
Principal and interest
are not secured by the
general taxing power.
Tax-exempt industrial
development bonds, in
most cases, are a type of
revenue bond that is not
backed by the credit of
the issuing municipality
and may therefore involve
more risk.

                                                                      HOW WE USE THEM
                            ------------------------------------------------------------------------------------------------------
                                                                                       DELAWARE              DELAWARE NATIONAL
                               DELAWARE TAX-FREE         DELAWARE TAX-FREE           TAX-FREE USA           HIGH-YIELD MUNICIPAL
      SECURITIES                   USA FUND                 INSURED FUND           INTERMEDIATE FUND              BOND FUND
--------------------------  -----------------------   ------------------------  ------------------------  ------------------------
INSURED MUNICIPAL BONDS:    Each Fund may invest without limit in insured bonds. We do not evaluate the creditworthiness of
Municipal issuers may       the private insurer. Instead, we focus first on the creditworthiness of the actual bond issuer obtain insurance for their  and its ability to pay interest and principal.
obligations. In the event
of a default, the insurer   It is possible that a substantial portion of a Fund's portfolio may consist of municipal bonds
is required to make         that are insured by a single insurance company.
payments of interest and
principal when due to the   Insurance is available on uninsured bonds and each Fund may purchase such insurance directly.
bondholders. However,       We will generally do so only if we believe that purchasing and insuring a bond provides an there is no assurance that  investment opportunity at least comparable to owning other available insured securities.
the insurance company will
meet its obligations.       The purpose of insurance is to protect against credit risk. It does not insure against market
Insured obligations are     risk or guarantee the value of the securities in the portfolio or the value of shares of any of typically rated in the top  the Funds.
quality grades by an NRSRO.

                            Insured bonds will typically     At least 80% of         Insured bonds            Insured bonds will
                            not be a significant portion     Delaware Tax-Free       will typically           typically not be a
                            of the investments of Delaware   Insured Fund's net      not be a                 significant portion
                            Tax-Free USA Fund.               assets will be          significant              of the investments
                                                             invested in bonds       portion of               of Delaware National
                                                             that are fully          Delaware Tax-Free        High-Yield Municipal
                                                             insured. All            USA Intermediate         Bond Fund.
                                                             insurers must have      Fund's portfolio.
                                                             AAA-rated claims
                                                             paying ability by
                                                             S&P or another
                                                             NRSRO at the time
                                                             that the insured
                                                             bond is purchased.

        SECURITIES                                                      HOW WE USE THEM
--------------------------  ----------------------------------------------------------------------------------------------------
                                                                                        DELAWARE              DELAWARE NATIONAL
                             DELAWARE TAX-FREE USA       DELAWARE TAX-FREE            TAX-FREE USA          HIGH-YIELD MUNICIPAL
                                      FUND                  INSURED FUND           INTERMEDIATE FUND              BOND FUND
--------------------------  ------------------------- ------------------------- ------------------------- ----------------------
PRIVATE ACTIVITY OR         Each Fund may invest up to 20% of its assets in bonds whose income is         Delaware National
PRIVATE PLACEMENT BONDS:    subject to the federal alternative minimum tax. This means that a portion     High-Yield Municipal
Municipal bond issues       of the Fund's distributions could be subject to the federal alternative       Bond Fund may invest
whose proceeds are used     minimum tax that applies to certain taxpayers.                                without limit in these
to finance certain                                                                                        bonds.
non-government
activities, including
some types of industrial
revenue bonds such as
privately owned sports
and convention
facilities.  The Tax
Reform Act of 1986
subjects interest income
from these bonds to the
federal alternative
minimum tax and makes the
tax-exempt status of
certain bonds dependent
on the issuer's
compliance with specific
requirements after the
bonds are issued.

ZERO COUPON BONDS: Zero     Each Fund may invest in zero coupon bonds. The market prices of these bonds are generally more
coupon securities are       volatile than the market prices of securities that pay interest periodically and are likely to react
debt obligations which do   to changes in interest rates to a greater degree than interest-paying bonds having similar maturities
not entitle the holder to   and credit quality.  They may have certain tax consequences which, under certain conditions, could be
any periodic payments of    adverse to a Fund.
interest prior to
maturity or a specified
date when the securities
begin paying current
interest. Therefore, they
are issued and traded at
a price lower than their
face amounts or par value.

                                                                      HOW WE USE THEM
                            ------------------------------------------------------------------------------------------------------
                                                                                       DELAWARE              DELAWARE NATIONAL
                               DELAWARE TAX-FREE         DELAWARE TAX-FREE           TAX-FREE USA           HIGH-YIELD MUNICIPAL
      SECURITIES                   USA FUND                 INSURED FUND           INTERMEDIATE FUND              BOND FUND
--------------------------  -----------------------   ------------------------    --------------------  --------------------------
INVERSE FLOATERS:            Delaware Tax-Free USA Fund and Delaware Tax-Free     Delaware Tax-Free USA Intermediate Fund and
Instruments with floating    Insured Fund may invest in inverse floaters as       Delaware National High-Yield Municipal Bond Fund
or variable interest rates   long as each Fund's combined investments in          may invest in inverse floaters.  There is no
that move in the opposite    inverse floaters, futures contracts, options on      limit on the percentage of each Fund's net
direction of short-term      futures contracts and securities rated below         assets that may be invested in these securities.
interest rates, usually at   investment grade do not exceed 20% of total net
an accelerated speed.        assets.
Consequently, the market
values of inverse floaters
will generally be more
volatile than other
tax-exempt investments.
These securities may be
considered to be
derivative securities.

VARIABLE RATE AND FLOATING   Each Fund may purchase "floating rate" and "variable rate" obligations without limit.
RATE OBLIGATIONS: Pay
interest at rates that are
not fixed, but instead
vary with changes in
specified market rates or
indexes on pre-designated
dates.

                                                                      HOW WE USE THEM
                            ----------------------------------------------------------------------------------------------------
                                                                                       DELAWARE              DELAWARE NATIONAL
                               DELAWARE TAX-FREE         DELAWARE TAX-FREE           TAX-FREE USA           HIGH-YIELD MUNICIPAL
      SECURITIES                   USA FUND                 INSURED FUND           INTERMEDIATE FUND              BOND FUND
--------------------------  -----------------------   ------------------------  ------------------------  ----------------------
ADVANCE REFUNDED BONDS: In   Each Fund may invest without limit in advance refunded bonds.  These bonds are generally considered
an advance refunding, the    to be of very high quality because of the escrow account, which typically holds U.S. Treasuries.
issuer uses the proceeds
of a new bond issue to
purchase high grade
interest bearing debt
securities. These
securities are then
deposited into an
irrevocable escrow account
held by a trustee bank to
secure all future
principal and interest
payments on pre-existing
bonds, which are then
considered to be "advance
refunded bonds." Escrow
secured bonds often
receive the highest rating
from S&P and Moody's.

SHORT-TERM TAX-FREE          Each Fund may invest without limit in high quality short-term tax-free instruments.
INSTRUMENTS: Include
instruments such as
tax-exempt commercial
paper and general
obligation, revenue and
project notes, as well as
variable floating rate
demand obligations.

                                                                      HOW WE USE THEM
                             ----------------------------------------------------------------------------- ---------------------
                                                                                       DELAWARE              DELAWARE NATIONAL
                               DELAWARE TAX-FREE         DELAWARE TAX-FREE           TAX-FREE USA           HIGH-YIELD MUNICIPAL
      SECURITIES                   USA FUND                 INSURED FUND           INTERMEDIATE FUND              BOND FUND
--------------------------   -------------------------   ----------------------   ---------------------   ----------------------
HIGH-YIELD, HIGH RISK        The Fund may invest up to   Delaware Tax-Free        The Fund may invest     Delaware National
MUNICIPAL BONDS: Municipal   20% of its net assets in    Insured Fund may         up to 10% of its net    High-Yield Municipal
debt obligations rated       high-yield, high risk       invest a portion of      assets in high-yield,   Bond Fund will invest
lower than investment        fixed-income securities.    its assets in debt       high risk               primarily in lower
GRADE by an NRSRO or, if                                 obligations that are     fixed-income            rated, high-yield
unrated, of comparable                                   considered to be below   securities.             securities.
quality. These securities                                investment grade.  The
are often referred to as                                 Fund presently intends
"junk bonds" and are                                     to limit such
considered to be of poor                                 investments to no more
standing and predominately                               than 5% of its assets,
speculative.                                             as measured at the
                                                         time the Fund is
                                                         considering such a
                                                         purchase.

OPTIONS: Represent a right   Delaware Tax-Free USA Fund and Delaware Tax-Free     The Funds may utilize options transactions in
to buy or sell a security    Insured Fund may not invest in options on            order to hedge against market risk and/or
at an agreed upon price at   securities or any index of securities.               facilitate portfolio management.
a future date. The
purchaser of an option may                                                        The Funds may purchase options on any security
or may not choose to go                                                           it is permitted to invest in or any index of
through with the                                                                  securities that it is permitted to invest in.
transaction.
                                                                                  Use of these strategies can increase the
Certain options may be                                                            operating costs of the Funds and can lead to
considered to be                                                                  loss of principal.
derivative securities.

                                                                       HOW WE USE THEM
                             ----------------------------------------------------------------------------------------------------
                                                                                       DELAWARE              DELAWARE NATIONAL
                               DELAWARE TAX-FREE         DELAWARE TAX-FREE           TAX-FREE USA           HIGH-YIELD MUNICIPAL
      SECURITIES                    USA FUND                 INSURED FUND           INTERMEDIATE FUND              BOND FUND
--------------------------   -----------------------   ------------------------  ------------------------ ----------------------
FUTURES CONTRACTS:           Futures contracts may be used by the Funds to hedge market risks and/or facilitate portfolio
Agreements for the           management.  Each of the Funds may enter into futures contracts for the purchase or sale of any
purchase or sale of          security they are permitted to invest in or enter into futures contracts based on an index of
securities (or index of      securities that they are permitted to invest in.
securities) at a specified
price, on a specified        At times when we anticipate adverse conditions, we may want to protect gains on securities without
date.  Unlike an option, a   actually selling them. We might use futures or options on futures to neutralize the effect of any
futures contract must be     price declines, without selling a bond or bonds.
executed unless it is sold
before the settlement        Use of these strategies can increase the operating costs of the Fund and can lead to loss of
date.                        principal.

                             Delaware Tax-Free USA Fund and Delaware Tax-Free
Certain futures and          Insured Fund may invest in futures contracts and
options on futures may be    options on futures contracts as long as each
considered to be             Fund's combined investments in futures contracts
derivative securities.       and options on futures contracts, inverse floaters
                             and securities rated below investment grade do not
                             exceed 20% of total net assets.

RESTRICTED SECURITIES:       We may invest without limitation in privately placed securities including those that are eligible for
Privately placed             resale only among certain institutional buyers without registration, which are commonly known as
securities whose resale is   "Rule 144A Securities."
restricted under
securities law.

ILLIQUID SECURITIES:         Each Fund may invest up to 10% of its net assets in illiquid securities.     Delaware National
Securities that do not                                                                                    High-Yield Municipal
have a ready market, and                                                                                  Bond Fund may invest up
cannot be easily sold                                                                                     to 15% of its net assets
within seven days at                                                                                      in illiquid securities.
approximately the price
that a fund has valued
them.

                                                                      HOW WE USE THEM
                             ------------------------------------------------------------------------------------------------------
                                                                                       DELAWARE              DELAWARE NATIONAL
                               DELAWARE TAX-FREE         DELAWARE TAX-FREE           TAX-FREE USA           HIGH-YIELD MUNICIPAL
      SECURITIES                   USA FUND                 INSURED FUND           INTERMEDIATE FUND              BOND FUND
--------------------------   -----------------------   ------------------------  ------------------------ -------------------------
REPURCHASE AGREEMENTS:       Typically, we use repurchase agreements as a short-term investment for our cash position. Each Fund
Agreements between a buyer   may use repurchase agreements which are 102% collateralized by securities in which the Fund is
of securities, such as a     permitted to invest directly.  The Funds will only enter into repurchase agreements in which the
Fund, and a seller of        collateral is comprised of U.S. government securities.
securities, in which the
seller agrees to buy the
securities back within a                                                                                  We may not enter into
specified time at the same                                                                                repurchase agreements
price the buyer paid for                                                                                  that represent more than
them, plus an amount equal                                                                                10% of total assets
to an agreed upon interest                                                                                except when investing for
rate. Repurchase                                                                                          defensive purposes during
agreements are often                                                                                      periods of adverse market
viewed as equivalent to                                                                                   conditions.
cash.

REVERSE REPURCHASE           This is not a principal strategy for the Funds.                              Delaware National
AGREEMENTS: The same as                                                                                   High-Yield Municipal Bond
repurchase agreements                                                                                     Fund may enter into
except that a fund would                                                                                  reverse repurchase
act as the seller and                                                                                     agreements for amounts
agree to buy back the                                                                                     aggregating up to 10% of
securities at the same                                                                                    its total assets. This
price the buyer paid for                                                                                  may be preferable to a
them, plus an agreed upon                                                                                 regular sale because it
interest rate.                                                                                            avoids certain market
                                                                                                          risk and transaction
                                                                                                          costs. However, it is a
                                                                                                          form of leveraging which
                                                                                                          may exaggerate any
                                                                                                          increases or decreases in
                                                                                                          the Fund's net asset
                                                                                                          value. Because use of
                                                                                                          this technique is
                                                                                                          limited, we believe it
                                                                                                          may facilitate the Fund's
                                                                                                          ability to provide
                                                                                                          current income without
                                                                                                          adversely affecting our
                                                                                                          ability to preserve
                                                                                                          capital.

Please see the Statement of Additional Information for additional descriptions of these securities.

BORROWING MONEY
Each Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in a Fund being unable to meet its investment objective.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS
The Funds may buy securities on a when-issued or delayed delivery basis; that is, entering into an agreement to buy a new issue with delivery and payment taking place later. Usually, delivery or payment takes place 15 to 45 days later, but the Funds may also buy forward settlement bonds which could be delivered up to 1.5 years from purchase date. There is no percentage limit on the amount of each Fund's total assets, which may be invested in securities issued in this manner. The Funds will designate cash or securities in amounts sufficient to cover obligations and will value the designated assets daily.

LENDING SECURITIES
Delaware Tax-Free USA Intermediate Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

CONCENTRATION
Where we feel there is a limited supply of appropriate investments, each Fund may concentrate its investments (invest more than 25% of total assets) in municipal obligations relating to similar types of projects or with other similar economic, business or political characteristics (such as bonds of housing finance agencies or health care facilities). In addition, each Fund may invest more than 25% of its assets in industrial development bonds or, in the case of Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund and Delaware Tax-Free USA Intermediate Fund, pollution control bonds which may be backed only by the assets and revenues of a non-governmental issuer. A Fund will not, however, invest more than 25% of its total assets in bonds issued for companies in the same industry.

TEMPORARY DEFENSIVE MEASURES
During times of abnormal market conditions each Fund may invest in taxable instruments for temporary defensive purposes. These could include securities such as obligations of the U.S. government, its agencies and instrumentalities, commercial paper, cash, certificates of deposit of domestic banks, other cash equivalents and other debt instruments. These investments may not be consistent with a Fund's investment objective. To the extent that a Fund holds these securities, it may be unable to achieve its investment objective.

PORTFOLIO TURNOVER
We anticipate that Delaware Tax-Free USA Fund's and Delaware National High-Yield Municipal Bond Fund's annual portfolio turnover will be less than 100%. We anticipate that Delaware Tax-Free Insured Fund's and Delaware Tax-Free USA Intermediate Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors, and may affect a Fund's performance.

THE RISKS OF INVESTING IN THE FUNDS
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund, you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in these funds. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

                                                              HOW WE STRIVE TO MANAGE THEM
                            -------------------------------------------------------------------------------------------------------
                                                                                        DELAWARE              DELAWARE NATIONAL
                              DELAWARE TAX-FREE           DELAWARE TAX-FREE           TAX-FREE USA          HIGH-YIELD MUNICIPAL
         RISKS                     USA FUND                  INSURED FUND           INTERMEDIATE FUND             BOND FUND
--------------------------- ------------------------- -------------------------  ------------------------ -------------------------
INTEREST RATE RISK: The     We do not try to increase return by predicting       We do not try to         In an attempt to reduce
risk that securities,       and aggressively capitalizing on interest rate       increase return by       interest rate risk, we
particularly bonds with     moves.                                               predicting and           will adjust the Fund's
longer maturities, will                                                          aggressively             average maturity based on
decrease in value if        In an attempt to reduce interest rate risk, we       capitalizing on          our view of interest
interest rates rise.        will adjust a Fund's average maturity based on       interest rate moves.     rates. In anticipation
                            our view of interest rates. In anticipation of       Instead, we aim to       of an interest rate
                            an interest rate decline, we may extend average      maintain an              decline, we may extend
                            maturity and when we anticipate an increase we       intermediate average     average maturity and when
                            may shorten average maturity.                        maturity that helps us   we anticipate an increase
                                                                                 reduce the effects of    we may shorten average
                                                                                 interest rate            maturity.
                                                                                 volatility. In an
                                                                                 attempt to reduce
                                                                                 interest rate risk, we
                                                                                 will adjust the Fund's
                                                                                 average maturity based
                                                                                 on our view of interest
                                                                                 rates. In anticipation
                                                                                 of an interest rate
                                                                                 decline, we may extend
                                                                                 average maturity and
                                                                                 when we anticipate an
                                                                                 increase we may shorten
                                                                                 average maturity.

MARKET RISK: The risk       We maintain a long-term investment approach and focus on bonds we believe will provide a steady income
that all or a majority of   stream regardless of interim market fluctuations. We do not try to predict overall market movements and
the securities in a         generally do not trade for short-term purposes.
certain market--like the
stock or bond market--will
decline in value because
of factors such as
economic conditions,
future expectations or
investor confidence.

                                                              HOW WE STRIVE TO MANAGE THEM
                            -------------------------------------------------------------------------------------------------------
                                                                                        DELAWARE              DELAWARE NATIONAL
                              DELAWARE TAX-FREE           DELAWARE TAX-FREE           TAX-FREE USA          HIGH-YIELD MUNICIPAL
         RISKS                     USA FUND                  INSURED FUND           INTERMEDIATE FUND             BOND FUND
--------------------------- ------------------------- ------------------------- ------------------------- -------------------------
INDUSTRY AND SECURITY       We spread each Fund's assets across different types of municipal bonds and among bonds representing
RISK: The risk that the     different industries and regions throughout the country in order to minimize the impact that a poorly
value of securities in a    performing security would have on a Fund. We also follow a rigorous selection process before choosing
particular industry or      securities for the portfolio.
the value of an
individual security will    As discussed under "Concentration" on page 26, where we feel there is a limited supply of appropriate
decline because of          investments, each Fund may concentrate its investments in just a few industries.  This will expose a
changing expectations for   Fund to greater industry and security risk.
the performance of that
industry or for the                                   Delaware Tax-Free
individual issuer of the                              Insured Fund may be
security.                                             less subject to
                                                      industry and security
                                                      risk because payment of
                                                      interest and principal
                                                      on the bonds in the
                                                      portfolio are insured,
                                                      potentially reducing
                                                      the effect that
                                                      changing expectations
                                                      might have on an
                                                      individual bond.

CREDIT RISK:                We conduct careful        Delaware Tax-Free          We conduct careful       Delaware National
The possibility that a      credit analysis of        Insured Fund is less       credit analysis of       High-Yield Municipal Bond
bond's issuer (or an        individual bonds; we      affected by credit risk    individual bonds; we     Fund is subject to
entity that insures the     focus on high quality     because the majority of    focus on high quality    significant credit risk
bond) will be unable to     bonds and limit our       the bonds in the           bonds and limit our      due to its investment in
make timely payments of     holdings of bonds rated   portfolio are insured.     holdings of bonds rated  lower quality,
interest and principal.     below investment grade;   This insurance is          below investment grade;  high-yielding bonds. This
                            and we hold a number of   designed to minimize       and we hold a number of  risk is described more
In the case of municipal    different bonds in the    credit risks to the        different bonds in the   fully below. We strive to
bonds, issuers may be       portfolio. All of this    Fund, by increasing the    portfolio. All of this   manage this risk by
affected by poor economic   is designed to help       likelihood that the        is designed to help      maintaining a number of
conditions in their         reduce credit risk.       Fund would still           reduce credit risk.      different bonds from
states.                                               receive payment even if                             different issuers so that
                                                      an issuer defaulted.                                if one issuer experiences
                                                                                                          difficulties, it will
                                                                                                          have a lesser effect on
                                                                                                          the entire portfolio.

                                                              HOW WE STRIVE TO MANAGE THEM
                            -------------------------------------------------------------------------------------------------------
                                                                                        DELAWARE              DELAWARE NATIONAL
                              DELAWARE TAX-FREE           DELAWARE TAX-FREE           TAX-FREE USA          HIGH-YIELD MUNICIPAL
         RISKS                     USA FUND                  INSURED FUND           INTERMEDIATE FUND             BOND FUND
--------------------------- ------------------------- -------------------------  ------------------------ -------------------------
CALL RISK: The risk that    We take into consideration the likelihood of prepayment when we select bonds and, in certain
a bond issuer will prepay   environments, we may look for bonds that have protection against early prepayment.
the bond during periods
of low interest rates,
forcing investors to
reinvest their money at
interest rates that might
be lower than rates on
the called bond.

LIQUIDITY RISK: The         We limit exposure to illiquid securities.
possibility that
securities cannot be
readily sold within seven
days at approximately the
price that a fund values
them.

HIGH-YIELD, HIGH RISK       We limit the amount of the portfolio which may be invested in lower           This is a significant
MUNICIPAL BONDS:            quality, higher yielding bonds.                                               risk for the Delaware
Investing in so-called                                                                                    National High-Yield
"junk" bonds entails the                                                                                  Municipal Bond Fund. In
risk of principal loss,                                                                                   striving to manage this
which may be greater than                                                                                 risk, we hold a number of
the risk involved in                                                                                      different bonds
investment grade bonds.                                                                                   representing a variety of
High-yield bonds are                                                                                      industries and municipal
sometimes issued by                                                                                       projects, seeking to
municipalities with less                                                                                  minimize the effect that
financial strength and                                                                                    any one bond may have on
therefore less ability to                                                                                 the portfolio.
make projected debt
payments on the bonds.

Some analysts believe a
protracted economic downturn
would adversely affect the
value of outstanding bonds
and the ability of
high-yield issuers to repay
principal and interest.

                                                              HOW WE STRIVE TO MANAGE THEM
                            -------------------------------------------------------------------------------------------------------
                                                                                        DELAWARE              DELAWARE NATIONAL
                              DELAWARE TAX-FREE           DELAWARE TAX-FREE           TAX-FREE USA          HIGH-YIELD MUNICIPAL
         RISKS                     USA FUND                  INSURED FUND           INTERMEDIATE FUND             BOND FUND
--------------------------- ------------------------- -------------------------  ------------------------ -------------------------
NON-DIVERSIFIED FUNDS       Each Fund is a non-diversified fund and is subject to this risk.  Nevertheless, we typically hold
RISK: Non-diversified       securities from a variety of different issuers, representing different sectors and different types of
investment companies have   municipal projects.  We also perform extensive credit analysis on all securities.  We are particularly
the flexibility to invest   diligent in reviewing the credit status of bonds that represent a larger percentage of portfolio assets.
as much as 50% of their
assets in as few as two
issuers provided no single
issuer accounts for more
than 25% of the portfolio.
The remaining 50% of the
portfolio must be
diversified so that no more
than 5% of a fund's assets
is invested in the
securities of a single
issuer. Because a
non-diversified fund may
invest its assets in fewer
issuers, the value of fund
shares may increase or
decrease more rapidly than
if a fund were fully
diversified. If a fund were
to invest a large portion of
its assets in a single
issuer, the fund could be
significantly affected if
that issuer was unable to
satisfy its financial
obligations.

WHO MANAGES THE FUNDS

INVESTMENT MANAGER
The Funds are managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager was paid a fee for the last fiscal year, net of contractual fee waivers, as follows:

                                                      INVESTMENT MANAGEMENT FEES

                                              DELAWARE      DELAWARE      DELAWARE TAX-FREE     DELAWARE NATIONAL
                                              TAX-FREE  TAX-FREE INSURED   USA INTERMEDIATE   HIGH-YIELD MUNICIPAL
                                              USA FUND        FUND               FUND               BOND FUND
-------------------------------------------   --------  ----------------  -----------------   --------------------
As a percentage of average daily net assets    0.50%          0.50%             0.50%                 0.55%

PORTFOLIO MANAGERS
Patrick P. Coyne, Joseph R. Baxter and Robert F. Collins have primary responsibility for making day-to-day investment decisions for each Fund. Mr. Coyne has been managing Delaware Tax-Free USA Intermediate Fund since its inception, Delaware Tax-Free Insured Fund and Delaware Tax-Free USA Fund since July 1, 1994 and Delaware National High-Yield Municipal Bond Fund since May 1, 1997. Mr. Baxter became co-manager of Delaware Tax-Free USA Intermediate Fund and Delaware Tax-Free USA Fund in January 2003 and Mr. Collins assumed responsibility for the Funds on June 25, 2004.

PATRICK P. COYNE, Executive Vice President/Managing Director/Head of Equity Investments, is a graduate of Harvard University with an MBA from the University of Pennsylvania's Wharton School. Mr. Coyne joined Delaware Investments' fixed-income department in 1990. Prior to joining Delaware Investments, he was a manager of Kidder, Peabody & Co. Inc.'s trading desk, and specialized in trading high-grade municipal bonds and municipal futures contracts. Mr. Coyne is a member of the Municipal Bond Club of Philadelphia.

JOSEPH R. BAXTER, Senior Vice President/Senior Portfolio Manager/Head of Municipal Bond Investments, is a graduate of LaSalle University where he earned his undergraduate degree in finance and marketing. Prior to joining Delaware in 1999, he held investment positions with First Union. Most recently, he served as a municipal portfolio manager for the Evergreen Funds.

ROBERT F. COLLINS, Vice President/Senior Portfolio Manager, is a graduate of Ursinus College where he earned his Bachelor of Arts degree in Economics. Prior to joining Delaware in 2004, he co-managed the municipal portfolio management group within PNC Advisors, overseeing the tax-exempt investments of high-net worth and institutional accounts. Previously, Mr. Collins headed the municipal fixed income team at Wilmington Trust Company, managing funds and high-net worth accounts. Mr. Collins is a CFA Charterholder and a former president of the Financial Analysts of Wilmington.

WHO'S WHO?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments Funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                BOARD OF TRUSTEES

INVESTMENT MANAGER                    THE FUNDS   CUSTODIANS
Delaware Management Company                       DELAWARE TAX-FREE USA FUND
2005 Market Street                                DELAWARE TAX-FREE INSURED FUND
Philadelphia, PA 19103-7094                       DELAWARE TAX-FREE USA
                                                  INTERMEDIATE FUND
                                                  JPMorgan Chase Bank
                                                  4 Chase Metrotech Center
                                                  Brooklyn, NY 11245
DISTRIBUTOR
Delaware Distributors, L.P.
2005 Market Street
Philadelphia, PA 19103-7094                       DELAWARE NATIONAL HIGH-YIELD
                                                  MUNICIPAL BOND FUND
                                                  Mellon Bank, N.A.
FINANCIAL INTERMEDIARY WHOLESALER                 One Mellon Center
Lincoln Financial Distributors, Inc.              Pittsburgh, PA 15258
2001 Market Street
Philadelphia, PA 19103-7055

PORTFOLIO MANAGERS                                SERVICE AGENT
(see page 31 for details)                         Delaware Service Company, Inc.
                                                  2005 Market Street
                                                  Philadelphia, PA 19103-7094

                               FINANCIAL ADVISORS

                                  SHAREHOLDERS

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Funds rely on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Funds to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

FINANCIAL ADVISORS Financial advisors provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and/or service arrangements with the Distributor. Selling broker/dealers and financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT

INVESTING IN THE FUNDS
You can choose from a number of share classes for each Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

CHOOSING A SHARE CLASS

CLASS A

o Class A shares have an up-front sales charge of up to 4.50% that you pay when you buy the shares. Class A shares of Delaware Tax-Free USA Intermediate Fund have an up-front sales charge of up to 2.75%. The offering price for Class A shares includes the front-end sales charge.

o If you invest $100,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% (0.25% for Delaware National High-Yield Municipal Bond Fund) of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares. Currently, the 12b-1 plan expenses for Class A shares of Delaware Tax-Free USA Fund and Delaware Tax-Free Insured Fund are contractually limited to 0.25% (0.15% for Delaware Tax-Free USA Intermediate Fund) through October 31, 2005.

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

CLASS A SALES CHARGES

The following sales charge as a percentage of the amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual percentage will vary on the amount invested, rounding and the then-current NAV. Similarly, the actual sales charge as a percentage of offering price may be different due to the amount invested, rounding and the then-current offering price may be greater or lesser than the percentage shown.

        DELAWARE TAX-FREE USA FUND, DELAWARE TAX-FREE
                  INSURED FUND AND DELAWARE
           NATIONAL HIGH-YIELD MUNICIPAL BOND FUND               DELAWARE TAX-FREE USA INTERMEDIATE FUND
-------------------------------------------------------------   ----------------------------------------
                      SALES CHARGE AS %    SALES CHARGE AS %    SALES CHARGE AS %     SALES CHARGE AS %
AMOUNT OF PURCHASE    OF OFFERING PRICE    OF AMOUNT INVESTED   OF OFFERING PRICE    OF AMOUNT INVESTED
-------------------   ------------------   ------------------   ------------------   -------------------
   Up to $49,000             4.50%                5.13%                2.75%                3.23%
 $50,000 - $99,000           4.50%                5.13%                2.75%                3.23%
$100,000 - $249,999          3.50%                4.00%                2.00%                2.44%
$250,000 - $499,000          2.50%                3.00%                1.00%                1.34%
$500,000 - $999,999          2.00%                2.44%                1.00%                1.34%

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge, unless a specific waiver of the charge applies: of 1.00% if you redeem Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund or Delaware National High-Yield Municipal Bond Fund within the first year and 0.50% if you redeem shares within the second year; and of 0.75% if you redeem shares of Delaware Tax-Free USA Intermediate Fund within the first year.

AMOUNT OF PURCHASE   SALES CHARGE AS %    SALES CHARGE AS %
                     OF OFFERING PRICE   OF AMOUNT INVESTED
------------------   -----------------   -------------------
                         ALL FUNDS            ALL FUNDS
      Amount
 up to $5 million           none                none
 Next $20 million
 up to $25 million          none                none
    Amount over
    $25 million             none                none

CLASS B
o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them (three years for Delaware Tax-Free USA Intermediate Fund).

o If you redeem Class B shares of Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund and Delaware National High-Yield Municipal Bond Fund during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge is 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year and 0% thereafter. For Delaware Tax-Free USA Intermediate Fund, the contingent deferred sales charge is 2.00% during the first year, 1.00% during the second and third years and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years (five years for Delaware Tax-Free USA Intermediate Fund) after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares.

o Approximately eight years (five years for Delaware Tax-Free USA Intermediate Fund) after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30% (0.25% for Delaware National High-Yield Municipal Bond Fund). Conversion may occur as late as three months after, as applicable, the eighth anniversary of purchase (fifth anniversary for Delaware Tax-Free USA Intermediate Fund), during which time Class B's higher 12b-1 fees apply.

o    You may purchase only up to $100,000 of Class B shares at any one time.

CLASS C
o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Class C shares are subject to an annual 12b-1 fee no greater than 1% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time.

Each share class of the Funds has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DEALER COMPENSATION

Your financial advisor that sells you shares of the Funds may be eligible to receive the following amounts as compensation for your investment in the Funds. These amounts are paid by the distributor to the securities dealer with whom your financial advisor is associated.

                                          DELAWARE TAX-FREE USA FUND, DELAWARE
                                         TAX-FREE USA INSURED FUND AND DELAWARE            DELAWARE TAX-FREE USA
                                         NATIONAL HIGH-YIELD MUNICIPAL BOND FUND             INTERMEDIATE FUND
                                         ---------------------------------------   --------------------------------------
                                         CLASS A(1)     CLASS B(2)      CLASS C(3)   CLASS A(1)   CLASS B(2)   CLASS C(3)
                                         ----------     ----------      ---------- ------------   ----------   ----------
COMMISSION (%)                                   --           4.00%         1.00%          --         2.00%        1.00%
Investment up to $49,999                       4.00%            --            --         2.35%          --           --
$50,000 - $99,999                              4.00%            --            --         2.35%          --           --
$100,000 - $249,999                            3.00%            --            --         1.75%          --           --
$250,000 - $499,999                            2.00%            --            --         0.75%          --           --
$500,000 - $999,999                            1.60%            --            --         0.75%          --           --
$1,000,000 - $4,999,999                        1.00%            --            --         0.75%          --           --
$5,000,000 - $24,999,999                       0.50%            --            --         0.50%          --           --
$25,000,000 +                                  0.25%            --            --         0.25%          --           --
12B-1 FEE TO DEALER                            0.30%          0.25%         1.00%        0.15%        0.15%        1.00%

(1) On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive a 12b-1 fee of up to 0.30% (0.25% for Delaware National High-Yield Municipal Bond Fund) applicable to Class A shares. However, the Distributor has contracted to limit the maximum 12b-1 fee applicable to Class A shares of Delaware Tax-Free USA Fund and Delaware Tax-Free Insured Fund to 0.25% (0.15% for Delaware Tax-Free Intermediate Fund) through October 31, 2005.

(2) On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00% (2.00% for Delaware Tax-Free USA Intermediate
     Fund). Your securities dealer also may be eligible to receive a 12b-1 of up to 0.25% (0.15% for Delaware Tax-Free USA Intermediate Fund) from the date of purchase. After approximately eight years (five years for Delaware Tax-Free USA Intermediate Fund), Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 0.30% (0.25% for Delaware National High-Yield Municipal Bond Fund) 12b-1 fee applicable to Class A.

(3) On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13(th) month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.

HOW TO REDUCE YOUR SALES CHARGE
We offer a number of ways to reduce or eliminate the sales charge on shares. You may also need to provide information to your financial advisor or the Fund in order to qualify for a reduction in sales charges, such as your other Delaware Investments fund holdings and the names of qualifying family members and their holdings. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs.

                                                                                           SHARE CLASS
                                                                       ---------------------------------------------------
        PROGRAM                          HOW IT WORKS                      A                 B                  C
------------------------   ----------------------------------------    ----------   -------------------   ----------------
LETTER OF INTENT           Through a Letter of Intent you agree to         X        Although the Letter of Intent and
                           invest a certain amount in Delaware                      Rights of Accumulation do not apply to
                           Investments Funds (except money market                   the purchase of Class B and Class C
                           funds with no sales charge) over a                       shares, you can combine your purchase
                           13-month period to qualify for reduced                   of Class A shares with your purchase
                           front-end sales charges.                                 of Class B and Class C shares to
                                                                                    fulfill your Letter of Intent or
                                                                                    qualify for Rights of Accumulation.

RIGHTS OF ACCUMULATION     You can combine your holdings or                X
                           purchases of all funds in the Delaware
                           Investments family (except money market
                           funds with no sales charge) as well as
                           the holdings and purchases of your
                           spouse and children under 21 to qualify
                           for reduced front-end sales charges.

REINVESTMENT OF REDEEMED   Up to 12 months after you redeem shares,    For Class    For Class B, your     Not
SHARES                     you can reinvest the proceeds without       A, you       account will be       available.
                           paying a sales charge as noted to the       will not     credited with the
                           right.                                      have to      contingent deferred
                                                                       pay an       sales charge you
                                                                       additional   previously paid on
                                                                       front-end    the amount you are
                                                                       sales        reinvesting. Your
                                                                       charge.      schedule for
                                                                                    contingent deferred
                                                                                    sales charges and
                                                                                    conversion to Class
                                                                                    A will not start
                                                                                    over again; it will
                                                                                    pick up from the
                                                                                    point at which you
                                                                                    redeemed your
                                                                                    shares.

HOW TO BUY SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

BY EXCHANGE
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

THROUGH AUTOMATED SHAREHOLDER SERVICES
You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can generally open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum initial purchase is $250, and you can make additional investments of $25 or more.

The price you pay for shares will depend on when we receive your purchase order. If we (or an authorized agent) receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on a Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine each Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in a Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

HOW TO REDEEM SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when you request redemption proceeds to be sent to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

BY TELEPHONE
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

THROUGH AUTOMATED SHAREHOLDER SERVICES
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares -- not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

ACCOUNT MINIMUMS
If you redeem shares and your account balance falls below a Fund's required account minimum of $1,000 ($250 for Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, a Fund may redeem your account after 60 days' written notice to you.

SPECIAL SERVICES
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

AUTOMATIC INVESTING PLAN
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

DIRECT DEPOSIT
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

ONLINE ACCOUNT ACCESS
Account access is a password protected area of Delaware Investments web site that gives you access to your account information and allows you to perform transactions in a secure environment.

ELECTRONIC DELIVERY
With Delaware eDelivery, you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports and other fund materials online, in a secure environment at any time, from anywhere.

WEALTH BUILDER OPTION
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

DIVIDEND REINVESTMENT PLAN
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

EXCHANGES
You can exchange all or part of your shares, normally for shares of the same class in another Delaware Investments fund without paying a front-end or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

MONEYLINE(SM) ON DEMAND SERVICE
Through our MoneyLine(SM) On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MONEYLINE DIRECT DEPOSIT SERVICE
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

SYSTEMATIC WITHDRAWAL PLAN
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Dividends, if any, are paid monthly, while any capital gains, if any, are distributed annually. We automatically reinvest all dividends and any capital gains, unless you tell us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Funds may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January, are deemed to have been paid by the Funds and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The tax status of your dividends from the Funds is the same whether you reinvest your dividends or receive them in cash.

Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular situation and how it might be affected by current tax law.

CERTAIN MANAGEMENT CONSIDERATIONS

MARKET TIMING
The Funds discourage purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Funds will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Funds also reserve the right to consider other trading patterns as market timing.

Your ability to use the Funds' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

PORTFOLIO HOLDINGS
The Funds' full portfolio holdings list is published monthly, with thirty day lag, on the Funds' website www.delawarefunds.com. In addition, on a ten day lag, we also make available a month-end summary listing of the number of the Funds' securities, country and asset allocations, and top ten securities and sectors by percentage of holdings for the Funds.

FUND COMPANIES

The Funds are separate series of the investment companies shown below.

Delaware Group Tax-Free Fund
        Delaware Tax-Free USA Fund
        Delaware Tax-Free Insured Fund
        Delaware Tax-Free USA Intermediate Fund

Voyageur Mutual Funds
        Delaware National High-Yield Municipal Bond Fund

Financial highlights

The Financial highlights tables are intended to help you understand a Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information for each Fund has been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Funds' annual report. The Funds' annual report is available upon request by calling 800 523-1918.

                                                     CLASS A                                           CLASS B
                                                 YEAR ENDED 8/31                                   YEAR ENDED 8/31
                                -----------------------------------------------   ------------------------------------------------
DELAWARE TAX-FREE USA FUND        2004      2003     2002(2)    2001      2000      2004      2003     2002(2)    2001      2000
------------------------------  --------  --------  --------  --------  -------   --------  --------  --------  --------  --------
Net asset value, beginning of
 period                         $ 11.170  $ 11.280  $ 11.320  $ 10.830  $ 10.890  $ 11.170  $ 11.280  $ 11.320  $ 10.830  $ 10.890
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment income              0.538     0.537     0.566     0.582     0.587     0.449     0.449     0.479     0.494     0.502
Net realized and unrealized
 gain (loss) on investments        0.290    (0.110)   (0.040)    0.490    (0.060)    0.290    (0.110)   (0.040)    0.490    (0.060)
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total from investment
 operations                        0.828     0.427     0.526     1.072     0.527     0.739     0.339     0.439     0.984     0.442
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
LESS DIVIDENDS AND
 DISTRIBUTIONS FROM:
Net investment income             (0.538)   (0.537)   (0.566)   (0.582)   (0.587)   (0.449)   (0.449)   (0.479)   (0.494)   (0.502)
Total dividends and
 distributions                    (0.538)   (0.537)   (0.566)   (0.582)   (0.587)   (0.449)   (0.449)   (0.479)   (0.494)   (0.502)
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

Net asset value, end of period  $ 11.460  $ 11.170  $ 11.280  $ 11.320  $ 10.830  $ 11.460  $ 11.170  $ 11.280  $ 11.320  $ 10.830
                                ========  ========  ========  ========  ========  ========  ========  ========  ========  ========

Total return(1)                     7.54%     3.84%     4.85%    10.19%     5.11%     6.71%     3.03%     4.04%     9.32%     4.27%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
 (000 omitted)                  $456,192  $460,917  $495,731  $495,597  $421,136  $ 22,396  $ 31,052  $ 37,448  $ 39,317  $ 26,059
Ratio of expenses to average
 net assets                         0.87%     0.87%     0.87%     0.88%     0.97%     1.65%     1.65%     1.65%     1.68%     1.77%
Ratio of expenses to average
 net assets prior to expense
 limitation and expenses paid
 indirectly                         0.93%     0.97%     0.98%     0.89%     0.97%     1.71%     1.75%     1.76%     1.69%     1.77%
Ratio of net investment income
 to average net assets              4.72%     4.74%     5.08%     5.29%     5.54%     3.94%     3.96%     4.30%     4.49%     4.74%
Ratio of net investment income
 to average  net assets prior
 to expense limitation and
 expenses paid indirectly           4.66%     4.64%     4.97%     5.28%     5.54%     3.88%     3.86%     4.19%     4.48%     4.74%
Portfolio turnover                    32%       96%       99%      103%       76%       32%       96%       99%      103%       76%

                                                     CLASS C
                                                 YEAR ENDED 8/31
                                ------------------------------------------------
DELAWARE TAX-FREE USA FUND        2004      2003     2002(2)    2001      2000
------------------------------  --------  --------  --------  --------  --------
Net asset value, beginning of
 period                         $ 11.170  $ 11.280  $ 11.320  $ 10.830  $ 10.890
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment income              0.449     0.449     0.479     0.494     0.502
Net realized and unrealized
 gain (loss) on investments        0.290    (0.110)   (0.040)    0.490    (0.060)
                                --------  --------  --------  --------  --------
Total from investment
 operations                        0.739     0.339     0.439     0.984     0.442
                                --------  --------  --------  --------  --------
LESS DIVIDENDS AND
 DISTRIBUTIONS FROM:

Net investment income             (0.449)   (0.449)   (0.479)   (0.494)   (0.502)
Total dividends and
 distributions                    (0.449)   (0.449)   (0.479)   (0.494)   (0.502)
                                --------  --------  --------  --------  --------

Net asset value, end of period  $ 11.460  $ 11.170  $ 11.280  $ 11.320  $ 10.830
                                ========  ========  ========  ========  ========

Total return(1)                     6.71%     3.03%     4.04%     9.32%     4.27%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
 (000 omitted)                  $  5,784  $  5,508  $  5,979  $  6,457  $  1,851
Ratio of expenses to average
 net assets                         1.65%     1.65%     1.65%     1.68%     1.77%
Ratio of expenses to average
 net assets prior to expense
 limitation and expenses paid
 indirectly                         1.71%     1.75%     1.76%     1.69%     1.77%
Ratio of net investment income
 to average net assets              3.94%     3.96%     4.30%     4.49%     4.74%
Ratio of net investment income
 to average  net assets prior
 to expense limitation and
 expenses paid indirectly           3.88%     3.86%     4.19%     4.48%     4.74%
Portfolio turnover                    32%       96%       99%      103%       76%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain (loss) per share of $0.001 and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

                                                     CLASS A                                           CLASS B
                                                 YEAR ENDED 8/31                                   YEAR ENDED 8/31
                                -----------------------------------------------   ------------------------------------------------
DELAWARE TAX-FREE INSURED FUND    2004      2003      2002      2001      2000      2004      2003      2002      2001      2000
------------------------------  --------  --------  --------  --------  -------   --------  --------  --------  --------  --------
Net asset value, beginning
 of period                      $ 10.880  $ 11.020  $ 10.950  $ 10.390  $ 10.360  $ 10.880  $ 11.020  $ 10.950  $ 10.390  $ 10.360

INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment income              0.471     0.473     0.487     0.483     0.513     0.385     0.386     0.403     0.399     0.432
Net realized and unrealized
 gain (loss) on investments        0.230    (0.140)    0.070     0.560     0.030     0.230    (0.140)    0.070     0.560     0.030
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total from investment
 operations                        0.701     0.333     0.557     1.043     0.543     0.615     0.246     0.473     0.959     0.462
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

LESS DIVIDENDS AND
 DISTRIBUTIONS FROM:
Net investment income             (0.471)   (0.473)   (0.487)   (0.483)   (0.513)   (0.385)   (0.386)   (0.403)   (0.399)   (0.432)
Total dividends and
 distributions                    (0.471)   (0.473)   (0.487)   (0.483)   (0.513)   (0.385)   (0.386)   (0.403)   (0.399)   (0.432)
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, end of period  $ 11.110  $ 10.880  $ 11.020  $ 10.950  $ 10.390  $ 11.110  $ 10.880  $ 11.020  $ 10.950  $ 10.390
                                ========  ========  ========  ========  ========  ========  ========  ========  ========  ========

Total return(1)                     6.55%     3.02%     5.27%    10.30%     5.50%     5.72%     2.22%     4.46%     9.43%     4.66%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period
(000 omitted)                   $ 54,384  $ 57,630  $ 60,365  $ 62,397  $ 61,722  $  6,728  $  7,614  $  7,677  $  7,506  $  4,990
Ratio of expenses to average
 net assets(2)                      0.93%     0.92%     0.92%     1.02%     0.95%     1.71%     1.70%     1.70%     1.82%     1.75%
Ratio of net investment income
 to average net assets              4.26%     4.25%     4.51%     4.58%     5.07%     3.48%     3.47%     3.73%     3.78%     4.27%
Portfolio turnover                    54%      109%      136%      113%      117%       54%      109%      136%      113%      117%

                                                     CLASS C
                                                 YEAR ENDED 8/31
                                ------------------------------------------------
DELAWARE TAX-FREE INSURED FUND    2004      2003      2002      2001      2000
------------------------------  --------  --------  --------  --------  --------
Net asset value, beginning
 of period                      $ 10.880  $ 11.020  $ 10.950  $ 10.390  $ 10.360
Income (loss) from investment
 operations:
Net investment income              0.385     0.386     0.403     0.399     0.432
Net realized and unrealized
 gain (loss) on investments        0.230    (0.140)    0.070     0.560     0.030
                                --------  --------  --------  --------  --------
Total from investment
 operations                        0.615     0.246     0.473     0.959     0.462
                                --------  --------  --------  --------  --------

LESS DIVIDENDS AND
 DISTRIBUTIONS FROM:
Net investment income             (0.385)   (0.386)   (0.403)   (0.399)   (0.432)
Total dividends and
 distributions                    (0.385)   (0.386)   (0.403)   (0.399)   (0.432)
                                --------  --------  --------  --------  --------

Net asset value, end of period  $ 11.110  $ 10.880  $ 11.020  $ 10.950  $ 10.390
                                ========  ========  ========  ========  ========

Total return)(1)                    5.72%     2.22%     4.46%     9.42%     4.66%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                   $  2,003  $  1,448  $  1,488  $  1,588  $    813
Ratio of expenses to average
 net assets                         1.71%     1.70%     1.70%     1.82%     1.75%
Ratio of net investment income
 to average net assets              3.48%     3.47%     3.73%     3.78%     4.27%
Portfolio turnover                    54%      109%      136%      113%      117%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

                                                     CLASS A                                           CLASS B
                                                 YEAR ENDED 8/31                                   YEAR ENDED 8/31
DELAWARE TAX-FREE               -----------------------------------------------   ------------------------------------------------
USA INTERMEDIATE FUND             2004      2003      2002      2001      2000      2004      2003      2002      2001      2000
------------------------------  --------  --------  --------  --------  -------   --------  --------  --------  --------  --------
Net asset value, beginning of
 period                         $ 11.010  $ 11.020  $ 10.890  $ 10.360  $ 10.270  $ 11.010  $ 11.020  $ 10.890  $ 10.360  $ 10.270
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment income              0.419     0.435     0.462     0.480     0.474     0.323     0.340     0.371     0.391     0.388
Net realized and unrealized
 gain (loss) on investments        0.380    (0.010)    0.130     0.530     0.090     0.370    (0.010)    0.130     0.530     0.090
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total from investment
 operations                        0.799     0.425     0.592     1.010     0.564     0.693     0.330     0.501     0.921     0.478
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

LESS DIVIDENDS AND
 DISTRIBUTIONS FROM:
Net investment income             (0.419)   (0.435)   (0.462)   (0.480)   (0.474)   (0.323)   (0.340)   (0.371)   (0.391)   (0.388)
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total dividends and
 distributions                    (0.419)   (0.435)   (0.462)   (0.480)   (0.474)   (0.323)   (0.340)   (0.371)   (0.391)   (0.388)
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, end of period  $ 11.390  $ 11.010  $ 11.020  $ 10.890  $ 10.360  $ 11.380  $ 11.010  $ 11.020  $ 10.890  $ 10.360
                                ========  ========  ========  ========  ========  ========  ========  ========  ========  ========

Total return(1)                     7.36%     3.89%     5.63%    10.01%     5.69%     6.36%     3.02%     4.74%     9.08%     4.80%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                   $ 77,448  $ 51,479  $ 26,075  $ 19,471  $ 20,646  $  3,743  $  4,538  $  3,384  $  2,366  $  1,751
Ratio of expenses to average
 net assets(2)                      0.80%     0.80%     0.80%     0.80%     0.80%     1.65%     1.65%     1.65%     1.65%     1.65%
Ratio of expenses to average
 net assets prior to expense
 limitation and expenses paid
 indirectly                         1.09%     1.15%     0.94%     1.06%     0.95%     1.79%     1.87%     1.79%     1.91%     1.80%
Ratio of net investment income
 to average net assets              3.70%     3.85%     4.28%     4.55%     4.65%     2.85%     3.00%     3.43%     3.70%     3.80%
Ratio of net investment income
 to average  net assets prior
 to expense limitation and
 expenses paid indirectly           3.41%     3.50%     4.14%     4.29%     4.50%     2.71%     2.78%     3.29%     3.44%     3.65%
Portfolio turnover                    27%      130%      195%      231%      199%       27%      130%      195%      231%      199%

                                                     CLASS C
                                                 YEAR ENDED 8/31
                                ------------------------------------------------
DELAWARE TAX-FREE INSURED FUND    2004      2003      2002      2001      2000
------------------------------  --------  --------  --------  --------  --------
Net asset value, beginning of
 period                         $ 11.010  $ 11.020  $ 10.890  $ 10.360  $ 10.270
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment income              0.323     0.340     0.371     0.391     0.388
Net realized and unrealized
 gain (loss) on investments        0.380    (0.010)    0.130     0.530     0.090
                                --------  --------  --------  --------  --------
Total from investment
 operations                        0.703     0.330     0.501     0.921     0.478
                                --------  --------  --------  --------  --------
LESS DIVIDENDS AND
 DISTRIBUTIONS FROM:
Net investment income             (0.323)   (0.340)   (0.371)   (0.391)   (0.388)
                                --------  --------  --------  --------  --------
Total dividends and
 distributions                    (0.323)   (0.340)   (0.371)   (0.391)   (0.388)
                                --------  --------  --------  --------  --------
Net asset value, end of period  $ 11.390  $ 11.010  $ 11.020  $ 10.890  $ 10.360
                                ========  ========  ========  ========  ========

Total return(1)                     6.45%     3.02%     4.74%     9.08%     4.80%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period
(000 omitted)                   $ 19,201  $ 10,542  $  7,291  $  3,602  $  2,441
Ratio of expenses to average
 net assets(2)                      1.65%     1.65%     1.65%     1.65%     1.65%
Ratio of expenses to average
 net assets prior to expense
 limitation and expenses paid
 indirectly                         1.79%     1.87%     1.79%     1.91%     1.80%
Ratio of net investment income
 to average net assets              2.85%     3.00%     3.43%     3.70%     3.80%
Ratio of net investment income
 to average  net assets prior
 to expense limitation and
 expenses paid indirectly           2.71%     2.78%     3.29%     3.44%     3.65%
Portfolio turnover                    27%      130%      195%      231%      199%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects an expense limitation. Total investment return reflects waivers and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

(2) Ratios for the year ended August 31, 2004 included fees paid indirectly in accordance with Securities and Exchange Commission rules, was 0.82%

                                                     CLASS A                                           CLASS B
                                                 YEAR ENDED 8/31                                   YEAR ENDED 8/31
DELAWARE NATIONAL HIGH-YIELD    -----------------------------------------------   ------------------------------------------------
MUNICIPAL BOND FUND               2004      2003     2002(2)    2001      2000      2004      2003     2002(2)    2001      2000
------------------------------  --------  --------  --------  --------  -------   --------  --------  --------  --------  --------
Net asset value, beginning of
 period                         $  9.730  $  9.950  $ 10.240  $  9.950  $ 10.340  $  9.760  $  9.980  $ 10.260  $  9.980  $ 10.360
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment income              0.496     0.522     0.542     0.556     0.564     0.421     0.448     0.467     0.480     0.491
Net realized and unrealized
 gain (loss) on investments        0.280    (0.219)   (0.290)    0.293    (0.393)    0.270    (0.219)   (0.281)    0.284    (0.384)
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total from investment
 operations                        0.776     0.303     0.252     0.849     0.171     0.691     0.229     0.186     0.764     0.107
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

LESS DIVIDENDS AND
 DISTRIBUTIONS FROM:

Net investment income             (0.496)   (0.523)   (0.542)   (0.559)   (0.561)   (0.421)   (0.449)   (0.466)   (0.484)   (0.487)
Total dividends and
 distributions                    (0.496)   (0.523)   (0.542)   (0.559)   (0.561)   (0.421)   (0.449)   (0.466)   (0.484)   (0.487)
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, end of period  $ 10.010  $  9.730  $  9.950  $ 10.240  $  9.950  $ 10.030  $  9.760  $  9.980  $ 10.260  $  9.980
                                ========  ========  ========  ========  ========  ========  ========  ========  ========  ========

Total return(1)                     8.13%     3.13%     2.59%     8.81%     1.85%     7.20%     2.36%     1.91%     7.88%     1.10%

RATIOS AND SUPPLEMENTAL DATA:
 NET ASSETS, END OF PERIOD
(000 omitted)                   $ 56,698  $ 59,829  $ 64,259  $ 76,018  $ 78,207  $ 14,534  $ 16,499  $ 20,021  $ 20,277  $ 18,374
Ratio of expenses to average
 net assets                         1.00%     0.99%     0.96%     0.97%     1.00%     1.75%     1.74%     1.71%     1.72%     1.75%
Ratio of expenses to average
 net assets prior to expense
 limitation and expenses paid
 indirectly                         1.02%     1.05%     1.04%     0.97%     1.21%     1.77%     1.80%     1.79%     1.72%     1.96%
Ratio of net investment income
 to average net assets              5.00%     5.30%     5.42%     5.55%     5.71%     4.25%     4.55%     4.67%     4.80%     4.96%
Ratio of net investment income
 to average net assets prior
 to expense limitation and
 expenses paid indirectly           4.98%     5.24%     5.34%     5.55%     5.50%     4.23%     4.49%     4.59%     4.80%     4.75%
Portfolio turnover                    46%       64%       53%       49%       61%       46%       64%       53%       49%       61%


                                                     CLASS C
                                                 YEAR ENDED 8/31
                                ------------------------------------------------
DELAWARE TAX-FREE INSURED FUND    2004      2003     2002(2)    2001      2000
------------------------------  --------  --------  --------  --------  --------
Net asset value, beginning of
 period                         $  9.770  $  9.990  $ 10.270  $  9.990  $ 10.370
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment income              0.421     0.448     0.467     0.480     0.492
Net realized and unrealized
 gain (loss) on investments        0.270    (0.219)   (0.281)    0.284    (0.386)
                                --------  --------  --------  --------  --------
Total from investment
 operations                        0.691     0.229     0.186     0.764     0.106
                                --------  --------  --------  --------  --------

LESS DIVIDENDS AND
 DISTRIBUTIONS FROM:

Net investment income             (0.421)   (0.449)   (0.466)   (0.484)   (0.486)
Total dividends and
 distributions                    (0.421)   (0.449)   (0.466)   (0.484)   (0.486)
                                --------  --------  --------  --------  --------
Net asset value, end of period  $ 10.040  $  9.770  $  9.990  $ 10.270  $  9.990
                                ========  ========  ========  ========  ========

Total return(1)                     7.19%     2.35%     1.92%     7.98%     1.08%

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period
(000 omitted)                   $  4,798  $  5,318  $  6,405  $  7,187  $  8,770
Ratio of expenses to average
 net assets                         1.75%     1.74%     1.71%     1.72%     1.75%
Ratio of expenses to average
 net assets prior to expense
 limitation and expenses paid
 indirectly                         1.77%     1.80%     1.79%     1.72%     1.96%
Ratio of net investment income
 to average net assets              4.25%     4.55%     4.67%     4.80%     4.96%
Ratio of net investment income
 to average net assets prior
 to expense limitation and
 expenses paid indirectly           4.23%     4.49%     4.59%     4.80%     4.75%
Portfolio turnover                    46%       64%       53%       49%       61%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001 and an increase in the ratio of net investment income to average net assets of less than $0.01%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this charge in accounting.

HOW TO READ THE FINANCIAL HIGHLIGHTS

NET INVESTMENT INCOME
Net investment income includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions-Distributions from net realized gain on investments."

NET ASSET VALUE (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

TOTAL RETURN
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

NET ASSETS
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
We determine this ratio by dividing net investment income by average net assets.

PORTFOLIO TURNOVER
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

HOW TO USE THIS GLOSSARY
The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

ALTERNATIVE MINIMUM TAX
A federal tax designed to ensure that individuals and corporations with large incomes owe at least some income tax.

AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

AVERAGE MATURITY
An average of when the individual bonds and other debt securities held in a portfolio will mature.

BOND
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

BOND RATINGS
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization (NRSRO).

CAPITAL
The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMMISSION
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

CORPORATE BOND
A debt security issued by a corporation. See Bond.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

DURATION
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

FIXED-INCOME SECURITIES
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

LEHMAN BROTHERS MUNICIPAL BOND INDEX
The Lehman Brothers Municipal Bond Index is an index that includes approximately 15,000 bonds. To be included in the index, a municipal bond must meet the following criteria: a minimum credit rating of at least Baa; has been part of a deal of at least $50 million; been issued within the last 5 years, and has a maturity of at least 2 years. Bonds subject to the Alternative minimum tax are excluded. Bonds with floating or zero coupons are also excluded.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

MATURITY
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

MERRILL LYNCH 3-7 YEAR MUNICIPAL BOND INDEX
Merrill Lynch 3-7 Year Municipal Bond Index provides a broad-based measure of the performance of the U.S. tax-exempt bond market. This index tracks bonds with maturities between 3 and 7 years.

NASD REGULATION, INC. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATINGS ORGANIZATION  (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), and Fitch, Inc. (Fitch).

NET ASSETS
Net assets for the purpose of a Fund's investment policy mean the total value of all assets in a Fund's portfolio, minus any liabilities, plus the amount of a Fund's borrowings, if any, for investment purposes.

NET ASSET VALUE (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

SALES CHARGE
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

UNIFORM GIFTS TO MINORS ACT AND UNIFORM TRANSFERS TO MINORS ACT
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE TAX-FREE USA FUND
DELAWARE TAX-FREE INSURED FUND
DELAWARE TAX-FREE USA INTERMEDIATE FUND
DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS is available in the Funds' annual and semiannual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semiannual report, or if you have any questions about investing in these Funds, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. You may also obtain additional information about the Funds from your financial advisor.

You can find reports and other information about the Funds on the EDGAR database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

SHAREHOLDER SERVICE CENTER

800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern
Time:

o    For fund information, literature, price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE

800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE FUND SYMBOLS                                CUSIP        NASDAQ
------------------------------------------------   ---------      ------
Delaware Tax-Free USA Fund
Class A                                            245909106      DMTFX
Class B                                            245909403      DTFCX
Class C                                            245909700      DUSCX

Delaware Tax-Free Insured Fund
Class A                                            245909205      DMFIX
Class B                                            245909502      DTXBX
Class C                                            245909809      DTXCX

Delaware Tax-Free USA Intermediate Fund
Class A                                            245909304      DMUSX
Class B                                            245909601      DUIBX
Class C                                            245909882      DUICX

Delaware National High-Yield Municipal Bond Fund
Class A                                            928928241      CXHYX
Class B                                            928928233      DVNYX
Class C                                            928928225      DVHCX

Investment Company Act file numbers: 811-3850 and 811-7742

P-011 [--] IVES 12/04

Delaware Investments includes funds with          ------------------------------
a wide range of investment objectives.            DELAWARE TAX-FREE USA FUND
Stock funds, income funds, national and           ------------------------------
state-specific tax-exempt funds, money            DELAWARE TAX-FREE INSURED FUND
market funds, global and international            ------------------------------
funds and closed-end funds give                   DELAWARE TAX-FREE USA
investors the ability to create a                 INTERMEDIATE FUND
portfolio that fits their personal                ------------------------------
financial goals. For more information,            DELAWARE NATIONAL HIGH-YIELD
contact your financial advisor or call            MUNICIPAL BOND FUND
Delaware Investments at 800 523-1918.             ------------------------------


INVESTMENT MANAGER
Delaware Management Company
2005 Market Street
Philadelphia, PA 19103-7094

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
2005 Market Street
Philadelphia, PA 19103-7094

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094                       PART B

LEGAL COUNSEL                                     STATEMENT OF
Stradley, Ronon, Stevens & Young, LLP             ADDITIONAL INFORMATION
One Commerce Square                               ------------------------------
Philadelphia, PA 19103-7094                       DECEMBER 3, 2004

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
2001 Market Street
Philadelphia, PA 19103-7055

CUSTODIANS
DELAWARE TAX-FREE USA FUND,
DELAWARE TAX-FREE INSURED FUND, AND
DELAWARE TAX-FREE INTERMEDIATE FUND
JPMorgan Chase Bank
4 Chase Metrotech Center
Brooklyn, NY 11245

DELAWARE NATIONAL HIGH-YIELD FUND
Mellon Bank, N.A.
One Mellon Center
Pittsburgh, PA 15258

                                             [LOGO OF DELAWARE INVESTMENTS(R)]
                                             A member of Uncoin Financial Group*

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 3, 2004

                          DELAWARE GROUP TAX-FREE FUND
                              VOYAGEUR MUTUAL FUNDS

                 2005 MARKET STREET, PHILADELPHIA, PA 19103-7094

       FOR PROSPECTUS, PERFORMANCE AND INFORMATION ON EXISTING ACCOUNTS OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES: NATIONWIDE 800 523-1918

         DEALER SERVICES: (BROKER/DEALERS ONLY) NATIONWIDE 800 362-7500

        This Statement of Additional Information ("Part B") describes shares of each fund listed below (individually, a "Fund" and collectively, the "Funds"), which is a series of an open-end management investment company, commonly referred to as a mutual fund. This Part B supplements the information contained in the current Prospectus for the Funds dated December 3, 2004 as it may be amended from time to time. Part B should be read in conjunction with the Funds' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectus. The Prospectus for the Funds may be obtained by writing or calling your investment dealer or by contacting the Funds' national distributor, Delaware Distributors, L.P. (the "Distributor"), 2005 Market Street, Philadelphia, PA 19103-7094. The Funds' financial statements, the notes relating thereto, the financial highlights and the reports of independent registered public accounting firm are incorporated by reference from the Annual Report into this Part B. The Annual Report will accompany any request for Part B. The Annual Report can be obtained, without charge, by calling 800 523-1918.

                DELAWARE GROUP TAX-FREE FUND ("TAX-FREE FUND")
                   Delaware Tax-Free USA Fund ("USA Fund")
                   Delaware Tax-Free Insured Fund ("Insured Fund")
                   Delaware Tax-Free USA Intermediate Fund ("Intermediate Fund")

                VOYAGEUR MUTUAL FUNDS
                   Delaware National High-Yield Municipal Bond Fund ("National High-Yield Fund")

        Each Fund offers three retail classes of shares: "Class A Shares," "Class B Shares" and "Class C Shares" (individually, a "Class" and collectively, the "Classes"). This Part B describes each Fund and each Class, except where noted.

TABLE OF CONTENTS                               PAGE                                                        PAGE
----------------------------------------------  ----    -------------------------------------------------   ----
COVER PAGE                                         1    DIVIDENDS AND REALIZED SECURITIES PROFITS
                                                        DISTRIBUTIONS                                         49
INVESTMENT OBJECTIVES AND POLICIES                 2    TAXES                                                 51
INSURANCE                                         19    INVESTMENT MANAGEMENT AGREEMENTS                      54
PERFORMANCE INFORMATION                           21    OFFICERS AND TRUSTEES                                 58
TRADING PRACTICES AND BROKERAGE                   27    GENERAL INFORMATION                                   64
PURCHASING SHARES                                 29    FINANCIAL STATEMENTS                                  69
INVESTMENT PLANS                                  39    APPENDIX A - GENERAL CHARACTERISTICS AND RISKS OF     70
                                                        OPTIONS AND FUTURES
DETERMINING OFFERING PRICE AND NET ASSET VALUE    42    APPENDIX B - DESCRIPTION OF RATINGS                   74
REDEMPTION AND EXCHANGE                           43

INVESTMENT OBJECTIVES AND POLICIES

        The investment objective of USA Fund and of Intermediate Fund is to seek as high a level of current interest income exempt from federal income tax as is available from municipal obligations and as is consistent with prudent investment management and preservation of capital. Intermediate Fund pursues its investment objective by investing primarily in municipal debt obligations with a dollar-weighted average effective maturity of between three and 10 years and utilizing various investment strategies, as described below, which differ from the strategies utilized by USA Fund and Insured Fund. The investment objective of Insured Fund is to seek as high a level of current interest income exempt from federal income tax as is available from municipal obligations as is consistent with prudent investment management and preservation of capital. Insured Fund seeks to achieve its objective by investing primarily in municipal debt obligations that are protected by insurance guaranteeing the payment of principal and interest, when due.

        The investment objective of National High-Yield Fund is to seek a high level of current income exempt from federal income tax primarily through investment in medium- and lower-grade Municipal Obligations (as defined below). The Fund may invest in medium- and lower-grade Municipal Obligations rated between BBB and B- (inclusive) by Standard & Poor's ("S&P") or Fitch, Inc. ("Fitch"), Baa and B3 (inclusive) by Moody's Investors Service, Inc. ("Moody's"), comparably rated short-term Municipal Obligations and non-rated Municipal Obligations determined by the Fund's investment advisor to be of comparable quality. The Fund may also invest in higher rated securities. Investment in medium- and lower-grade Municipal Obligations involves special risks as compared with investment in higher-grade municipal securities, including potentially greater sensitivity to a general economic downturn or to a significant increase in interest rates, greater market price volatility and less liquid secondary market trading. Investment in the Fund may not be appropriate for all investors.

        The investment objective of each Fund described above is non-fundamental and may be changed by the Board of Trustees without shareholder approval of the affected Fund. There is no assurance that the objective of any Fund can be achieved. Bond insurance reduces the risk of loss due to default by an issuer, but such bonds remain subject to the risk that market value may shift for other reasons. Also, there is no assurance that any insurance company will meet its obligations.

        Appendix B--Description of Ratings contains excerpts describing ratings of Municipal Obligations from S&P, Moody's and Fitch.

        Each of the USA Fund, the Insured Fund and the Intermediate Fund will, under normal circumstances, invest at least 80% of its net assets in securities the income from which is exempt from federal income taxes, including the federal alternative minimum tax. The National High-Yield Fund will, under normal circumstances, invest at least 80% of its net assets in municipal securities the income from which is exempt from federal income taxes. The National High-Yield Fund may invest without limit in securities the income from which is subject to the federal alternative minimum tax. Each Fund invests primarily in Municipal Obligations paying interest income which, in the opinion of the bond issuer's counsel, is exempt from federal income tax. Municipal Obligations include debt obligations issued by state and local governments to raise funds for various public purposes such as hospitals, schools and general operating expenses. These securities include obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. Some Municipal Obligations are backed by the issuer's full faith and credit while others are secured by a specific revenue source and are not backed by any general taxing power. The Funds will invest in both types of obligations. With respect to the National High-Yield Fund, Municipal Obligations also include certain derivative instruments.

        USA Fund, Insured Fund and Intermediate Fund -- USA Fund and Insured Fund seek to achieve their respective objectives by investing their assets in a nondiversified portfolio consisting primarily of intermediate obligations up to 10 years and long-term obligations up to 50 years in maturity, and Intermediate Fund seeks to achieve its objective by investing its assets in a nondiversified portfolio consisting primarily of intermediate obligations, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest income from which, in the opinion of each issuer's counsel, is exempt from federal income tax. A Fund may also invest in other debt obligations, but if it does, at least 80% of its net assets will be invested in the types of securities described in the previous paragraph.

        The portfolio of Intermediate Fund will typically have a dollar-weighted average effective maturity of between three and 10 years. Intermediate Fund may, from time to time, employ certain techniques to shorten or lengthen the dollar-weighted average maturity of the portfolio, including futures transactions, options on futures and the purchase of debt securities at a premium or a discount. Although the dollar-weighted average maturity of Intermediate Fund's portfolio will be between three and 10 years, Intermediate Fund may purchase individual securities with any maturity.

        The principal risk to which a Fund is subject is price fluctuation due to changes in interest rates caused by government policies and economic factors which are beyond the control of Delaware Management Company, a series of Delaware Management Business Trust (the "Manager"). In addition, although some municipal bonds are government obligations backed by the issuer's full faith and credit, others are only secured by a specific revenue source and not by the general taxing power. Each Fund may invest in both types of bonds.

        USA Fund will normally invest at least 80% of its assets in debt obligations, as stated above, which are rated by S&P, Moody's or Fitch at the time of purchase as being within their top four grades. The fourth grade is considered a medium grade and has speculative characteristics. USA Fund may, however, invest up to 20% of its assets in securities with a rating lower than the top four and in unrated securities. These securities are speculative and may involve greater risks and have higher yields. They will only be purchased when the Manager considers them particularly attractive and their purchase to be consistent with the objective of preserving capital. Intermediate Fund intends to invest at least 90% of its portfolio in debt obligations that are either rated in the top four grades by Moody's, S&P or Fitch at the time of purchase or unrated, but in the opinion of the Manager, similar in credit quality to obligations so rated. The fourth grade is considered medium grade and may have speculative characteristics. Intermediate Fund may invest up to 10% of its assets in securities that are rated lower than the top four grades or unrated, but in the Manager's opinion similar in credit quality to obligations so rated. These securities are speculative and may involve greater risks and have higher yields. Investing in debt obligations which are not rated in the top four grades (or which have credit qualities similar to such rated obligations) entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investment grade obligations, and which should be considered by investors contemplating an investment in the Fund. Such obligations are sometimes sold by issuers whose earnings at the time of issuance are less than the projected debt service on the obligations. The Manager will evaluate the creditworthiness of the issuer and the issuer's ability to meet its obligations to pay interest and repay principal.

        Insured Fund will normally invest at least 80% of its assets in debt obligations which are insured by various insurance companies which undertake to pay to a holder, when due, the interest or principal amount of an obligation if the interest or principal is not paid by the issuer when due. See Insurance. Insured Fund may invest a portion of its assets in debt obligations that are considered to be below investment grade. The Fund presently intends to limit such investments to no more than 5% of its assets, measured at the time of purchase.

        Each Fund will invest its assets in securities of varying maturities, without limitation, depending on market conditions. Typically, the remaining maturity of municipal bonds purchased by USA Fund and Insured Fund will range between five and 30 years. Each Fund may also invest in short-term, tax-free instruments such as tax-exempt commercial paper and general obligation, revenue and project notes. The Funds may also invest in variable and floating rate demand obligations (longer-term instruments with an interest rate that fluctuates and a demand feature that allows the holder to sell the instruments back to the issuer from time to time) but no Fund intends to invest more than 5% of its assets in these instruments. Short-term securities will be rated in the top two grades by a nationally-recognized statistical rating agency. The Manager will attempt to adjust the maturity structure of the portfolios to provide a high level of tax-exempt income consistent with preservation of capital.

        Under abnormal conditions, each Fund may invest in taxable instruments for temporary defensive purposes. These would include obligations of the U.S. government, its agencies and instrumentalities, commercial paper, certificates of deposit of domestic banks and other debt instruments. In connection with defensive portfolio investments, Insured Fund may invest more than 20% of its assets in uninsured securities which may be lower rated or unrated. Such securities may involve increased risks or may generate taxable income, and each Fund will only exceed 20% of its assets in such investments for temporary defensive purposes.

        National High-Yield Fund -- National High-Yield Fund will normally invest primarily in medium- and lower-grade Municipal Obligations rated, at the time of investment, between BBB and B- (inclusive) by S&P, Baa and B3 (inclusive) by Moody's, or BBB and B- (inclusive) by Fitch, or Municipal Obligations determined by the Manager to be of comparable quality.

        Medium-grade Municipal Obligations are rated BBB by S&P or Fitch, Baa by Moody's or are unrated securities determined by the Manager to be of comparable quality.

        The Fund may invest in lower-grade Municipal Obligations rated, at the time of investment, no lower than B- by S&P or Fitch, or B3 by Moody's, or in unrated Municipal Obligations determined by the Manager to be of comparable quality. Municipal Obligations rated B by S&P or Fitch generally are regarded by S&P or Fitch, on balance, as predominantly speculative with respect to capacity to pay interest or repay principal in accordance with the terms of the obligations. While such securities will likely have some quality and protective characteristics, in S&P's or Fitch's view these are outweighed by large uncertainties or major risk exposure to adverse conditions. Securities rated B by Moody's are viewed by Moody's as generally lacking characteristics of a desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of such securities over any long period of time may be small.

        The Fund will not make initial investments in Municipal Obligations rated, at the time of investment, below B- by S&P or Fitch, or below B3 by Moody's, or in Municipal Obligations determined by the Manager to be of comparable quality. The Fund may retain Municipal Obligations which are downgraded after investment. There is no minimum rating with respect to securities that the Fund may hold if downgraded after investment.

        Investment in medium- and lower-grade securities involves special risks as compared with investment in higher-grade securities, including potentially greater sensitivity to a general economic downturn or to a significant increase in interest rates, greater market price volatility and less liquid secondary market trading. See Risk Considerations, below. There can be no assurance that the Fund will achieve its investment objective, and the Fund may not be an appropriate investment for all investors.

        At times the Manager may judge that conditions in the markets for medium- and lower-grade Municipal Obligations make pursuing the Fund's basic investment strategy of investing primarily in such Municipal Obligations inconsistent with the best interests of shareholders. At such times, the Fund may invest all or a portion of its assets in higher grade Municipal Obligations and in unrated Municipal Obligations determined by the Manager to be of comparable quality. Although such higher grade Municipal Obligations generally entail less credit risk, such higher grade Municipal Obligations may have a lower yield than medium- and lower-grade Municipal Obligations and investment in such higher grade Municipal Obligations may result in a lower yield to Fund shareholders. The Manager also may judge that conditions in the markets for long- and intermediate-term Municipal Obligations in general make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, the Fund may pursue strategies primarily designed to reduce fluctuations in the value of the Fund's assets, including investing the Fund's assets in high-quality, short-term Municipal Obligations and in high-quality, short-term taxable securities. See Taxes.

        The Fund may invest without limitation in short-term Municipal Obligations or in taxable obligations on a temporary, defensive basis due to market conditions or, with respect to taxable obligations, for liquidity purposes. Such taxable obligations, whether purchased for liquidity purposes or on a temporary, defensive basis, may include: obligations of the U.S. government, its agencies or instrumentalities; other debt securities rated within the three highest grades by either Moody's, Fitch or S&P; commercial paper rated in the highest grade by any of such rating services (Prime-1, F-1+ or A-1, respectively); certificates of deposit and bankers' acceptances of domestic banks which have capital, surplus and undivided profits of over $100 million; high-grade taxable Municipal Obligations;

and repurchase agreements with respect to any of the foregoing investments. The Fund also may hold its assets in cash and in securities of tax-exempt money market mutual funds.

        All Funds - Each Fund may invest more than 25% of its assets in Municipal Obligations relating to similar types of projects or with other similar economic, business or political characteristics (such as bonds of housing finance agencies or health care facilities). In addition, each Fund may invest more than 25% of its assets in industrial development bonds or, except with respect to National High-Yield Fund, pollution control bonds which may be backed only by the assets and revenues of a nongovernmental issuer. A Fund will not, however, invest more than 25% of its total assets in bonds issued for companies in the same industry.

        Each Fund may also invest in "when-issued securities" for which the Fund will maintain a segregated account which it will mark to market daily. When-issued securities involve commitments to purchase new issues of securities which are offered on a when-issued basis which usually involve delivery and payment up to 45 days after the date of the transaction. During this period between the date of commitment and the date of delivery, the Fund does not accrue interest on the investment, but the market value of the bonds could fluctuate. This can result in a Fund having unrealized appreciation or depreciation which could affect the net asset value of its shares.

        The Funds are registered as open-end management investment companies and each Fund's portfolio of assets is nondiversified. Each Fund has the ability to invest as much as 50% of its assets in as few as two issuers provided that no single issuer accounts for more than 25% of the portfolio. The remaining 50% must be diversified so that no more than 5% is invested in the securities of a single issuer. Because the Funds may invest their assets in fewer issuers, the value of Fund shares may fluctuate more than if the Funds were more diversified. In the event a Fund invests more than 5% of its assets in a single issuer, it would be affected more than a more diversified fund if that issuer were to encounter difficulties in satisfying its financial obligations. Except as set forth below, each Fund may invest without limitation in U.S. government securities or government agency securities backed by the U.S. government or its agencies or instrumentalities. Percentage limitations outlined above are determined at the time an investment is made.

        Set forth below are other more specific investment restrictions, some of which limit the percentage of assets which may be invested in certain types of securities. While the Funds are permitted to do so, they normally do not borrow money or invest in repurchase agreements. Up to 20% of USA Fund's, Insured Fund's and Intermediate Fund's assets may be invested in securities the interest on which is subject to the federal alternative minimum income tax. National High-Yield Fund may invest without limit in securities the interest on which is subject to the federal alternative minimum income tax. From time to time, a substantial portion of the assets of a Fund may be invested in municipal bonds insured as to payment of principal and interest by a single insurance company, which is believed by the Funds to be consistent with their policies and restrictions.

MUNICIPAL OBLIGATIONS

        As used in this Part B, the term "Municipal Obligations" refers to debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions. With respect to National High-Yield Fund only, the term "Municipal Obligations" also includes Derivative Municipal Obligations as defined below.

        Municipal Obligations are primarily debt obligations issued to obtain funds for various public purposes such as constructing public facilities and making loans to public institutions. The two principal classifications of Municipal Obligations are general obligation bonds and revenue bonds. General obligation bonds are generally secured by the full faith and credit of an issuer possessing general taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. Revenue bonds are payable only from the revenues derived from a particular source or facility, such as a tax on particular property or revenues derived from, for example, a municipal water or sewer utility or an airport. Municipal Obligations that benefit private parties in a manner different than members of the public generally (so-called private activity bonds or industrial development bonds) are in most cases revenue bonds, which may be payable solely from specific revenues of the project to be financed. The credit quality of private activity bonds is usually directly related to the creditworthiness of the user of the facilities (or the creditworthiness of a third-party guarantor or other credit enhancement participant, if any).

        The Tax Reform Act of 1986 (the "Act of 1986") limits the amount of new "private purpose" bonds that each state can issue and subjects interest income from these bonds to the federal alternative minimum tax. "Private purpose" bonds are issues whose proceeds are used to finance certain nongovernment activities, and could include some types of industrial revenue bonds such as privately-owned sports and convention facilities. The Act also makes the tax-exempt status of certain bonds depend on the issuer's compliance with specific requirements after the bonds are issued.

        Within these principal classifications of Municipal Obligations, there is a variety of types of municipal securities. Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indexes, such as a bank prime rate or a tax-exempt money market index. Accordingly, the yield on such obligations can be expected to fluctuate with changes in prevailing interest rates. Other Municipal Obligations are zero coupon securities, which are debt obligations which do not entitle the holder to any periodic interest payments prior to maturity and are issued and traded at a discount from their face amounts. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically.

        Municipal Obligations also include state or municipal leases and participation interests therein. A Fund may invest in these types of obligations without limitation. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities such as fire, sanitation or police vehicles or telecommunications equipment, buildings or other capital assets. Municipal lease obligations, except in certain circumstances, are considered potentially illiquid by the staff of the Securities and Exchange Commission ("SEC" or the "Commission"). Municipal lease obligations held by a Fund will be treated as illiquid unless they are determined to be liquid pursuant to guidelines established by the appropriate Board of Trustees. Under these guidelines, a Fund's investment advisor will consider factors including, but not limited to (1) whether the lease can be canceled, (2) what assurance there is that the assets represented by the lease can be sold, (3) the municipality's general credit strength (e.g., its debt, administrative, economic and financial characteristics), (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"), and (5) the legal recourse in the event of failure to appropriate. Additionally, the lack of an established trading market for municipal lease obligations may make the determination of fair market value more difficult.

        The yields on Municipal Obligations are dependent on a variety of factors, including general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The imposition of a Fund's management fee, as well as other operating expenses, will have the effect of reducing the yield to investors.

        Derivative Municipal Obligations. National High-Yield Fund may also acquire Derivative Municipal Obligations, which are custodial receipts or trust certificates ("custodial receipts") underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt or trust certificate, the Fund may be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer.

         In addition, in the event that the trust or custodial account in which the underlying security had been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, it would be subject to state income tax (but not federal income tax) on the income it earned on the underlying security, and the yield on the security paid to the National High-Yield Fund and its shareholders would be reduced by the amount of taxes paid. Furthermore, amounts paid by the trust or custodial account to the Fund would lose their tax-exempt character and become taxable, for federal and state purposes, in the hands of the Fund and its shareholders. However, the Fund will only invest in custodial receipts which are accompanied by a tax opinion stating that interest payable on the receipts is tax-exempt. If the Fund invests in custodial receipts, it is possible that a portion of the discount at which the Fund purchases the receipts might have to be accrued as taxable income during the period that the Fund holds the receipts.

        The principal and interest payments on the Derivative Municipal Obligations underlying custodial receipts or trust certificates may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts or trust certificates may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying Municipal Obligations. National High-Yield Fund may also invest in custodial receipts or trust certificates which are "inverse floating obligations" (also sometimes referred to as "residual interest bonds"). These securities pay interest rates that vary inversely to changes in the interest rates of specified short term Municipal Obligations or an index of short-term Municipal Obligations. Thus, as market interest rates increase, the interest rates on inverse floating obligations decrease. Conversely, as market rates decline, the interest rates on inverse floating obligations increase. Such securities have the effect of providing a degree of investment leverage. As a result, the market values of inverse floating obligations will generally be more volatile than the market values of other Municipal Obligations and investments in these types of obligations will increase the volatility of the net asset value of shares of the Fund.

MUNICIPAL LEASES
        A portion of each Fund's assets may be invested in municipal lease obligations, primarily through certificates of participation ("COPs"). COPs function much like installment purchase agreements and are widely used by state and local governments to finance the purchase of property. The lease format is generally not subject to constitutional limitations on the issuance of state debt, and COPs enable a governmental issuer to increase government liabilities beyond constitutional debt limits. A principal distinguishing feature separating COPs from municipal debt is the lease, which contains a "nonappropriation" or "abatement" clause. This clause provides that, although the municipality will use its best efforts to make lease payments, it may terminate the lease without penalty if its appropriating body does not allocate the necessary funds. The Funds intend to invest only in COPs rated within the four highest rating categories of Moody's, S&P or Fitch, or in unrated COPs believed to be of comparable quality.

DIVERSIFICATION
        Although each Fund is characterized as a non-diversified fund under the Investment Company Act of 1940, as amended, (the "1940 Act"), a Fund intends to conduct its operations so that it will qualify under the Internal Revenue Code of 1986, as amended (the "Code") as a "regulated investment company. "

        For purposes of such diversification, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. If a state or a political subdivision thereof pledges its full faith and credit to payment of a security, the state or the political subdivision, respectively, is deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of a state or a political subdivision thereof are separate from those of the state or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality is deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or specific project is deemed the sole issuer.

        Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then such non-governmental user is deemed to be the sole issuer. If, however, in any of the above cases, a state, political subdivision or some other entity guarantees a security and the value of all securities issued or guaranteed by the guarantor and owned by the

Fund exceeds 10% of the value of the Fund's total assets, the guarantee is considered a separate security and is treated as an issue of the guarantor. Investments in municipal obligations refunded with escrowed U.S. government securities will be treated as investments in U.S. government securities for purposes of determining the Fund's compliance with the 1940 Act diversification requirements.

REPURCHASE AGREEMENTS
        Repurchase agreements are instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities. Under a repurchase agreement, the purchaser acquires ownership of the security but the seller agrees, at the time of sale, to repurchase it at a mutually agreed-upon time and price. A Fund will take custody of the collateral under repurchase agreements. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate or maturity of the purchased security. Such transactions afford an opportunity for a Fund to invest temporarily available cash on a short-term basis. Generally, repurchase agreements are of short duration, often less than one week, but on occasion for longer periods. A Fund's risk is limited to the seller's ability to buy the security back at the agreed-upon sum at the agreed-upon time, since the repurchase agreement is secured by the underlying obligation. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Fund, if any, would be the difference between the repurchase price and the market value of the security. In addition, should such an issuer default, the Manager believes that, barring extraordinary circumstances, the Fund will be entitled to sell the underlying securities or otherwise receive adequate protection for its interest in such securities, although there could be a delay in recovery. A Fund considers the creditworthiness of the bank or dealer from whom it purchases repurchase agreements. A Fund will monitor such transactions to assure that the value of the underlying securities subject to repurchase agreements is at least equal to the repurchase price. The underlying securities will be limited to those described above.

        National High-Yield Fund may enter into repurchase agreements with respect to not more than 10% of its total assets (taken at current value), except when investing for defensive purposes during times of adverse market conditions. National High-Yield Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions.

        A Fund will limit its investments in repurchase agreements to those which the Manager, under the guidelines of the Board of Trustees, determines to present minimal credit risks and which are of high quality. In addition, a Fund must have collateral of 102% of the repurchase price, including the portion representing a Fund's yield under such agreements which is monitored on a daily basis. Such collateral is held by the Custodian in book entry form. Such agreements may be considered loans under the 1940 Act, but a Fund considers repurchase agreements contracts for the purchase and sale of securities, and it seeks to perfect a security interest in the collateral securities so that it has the right to keep and dispose of the underlying collateral in the event of default.

        The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow certain Delaware Investments funds jointly to invest cash balances. A Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the exemptive order and subject generally to the conditions described above.

REVERSE REPURCHASE AGREEMENTS
        National High-Yield Fund may engage in "reverse repurchase agreements" with banks and securities dealers with respect to not more than 10% of its total assets. Reverse repurchase agreements are ordinary repurchase agreements in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements are considered a form of borrowing by the Fund from the buyer, collateralized by the security. At the time the Fund enters into a reverse repurchase agreement, cash or liquid securities having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be marked to market daily and maintained throughout the period of the obligation. Reverse repurchase agreements may be used as a means of borrowing for investment purposes subject to the 10% limitation set forth above. This speculative technique is referred to as leveraging. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by income from or appreciation of the securities purchased. Because the Fund does not currently intend to utilize reverse repurchase agreements in excess of 10% of total assets, the Fund believes the risks of leveraging due to use of reverse repurchase agreements to principal are reduced. The Manager believes that the limited use of leverage may facilitate the Fund's ability to provide high current income.

ADVANCE REFUNDED BONDS
        Escrow secured bonds or defeased bonds are created when an issuer refunds in advance of maturity (or pre-refunds) an outstanding bond issue which is not immediately callable, and it becomes necessary or desirable to set aside funds for redemption of the bonds at a future date. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest of the advance refunded bond. Escrow secured bonds will often receive a rating of triple A from S&P and Moody's.

FORWARD COMMITMENTS
        New issues of Municipal Obligations and other securities are often purchased on a "when issued" or delayed delivery basis, with delivery and payment for the securities normally taking place 15 to 45 days after the date of the transaction. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. Each Fund may enter into such "forward commitments" if it holds, and maintains until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. There is no percentage limitation on a Fund's total assets which may be invested in forward commitments. Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Municipal Obligations purchased on a when-issued basis may expose the Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing Municipal Obligations on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Any significant commitment by a Fund to the purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund's Manager deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

ILLIQUID SECURITIES
        USA, Insured and Intermediate Funds may each invest up to 10% and National High-Yield Fund may invest up to 15% of its net assets in illiquid securities. A security is considered illiquid if it cannot be sold in the ordinary course of business within seven days at approximately the price at which it is valued. Illiquid securities may offer a higher yield than securities that are more readily marketable, but they may not always be marketable on advantageous terms.

        The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may be restricted in its ability to sell such securities at a time when the Manager deems it advisable to do so. In addition, in order to meet redemption requests, the Fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

        Certain securities in which a Fund may invest, including municipal lease obligations, certain restricted securities and commercial paper issued pursuant to the private placement exemption of Section 4(2) of the Securities Act of 1933 (the "1933 Act"), historically have been considered illiquid by the staff of the SEC. In accordance with more recent staff positions, however, the Fund will treat such securities as liquid and not subject to the above percentage limitation when they have been determined to be liquid by the Fund's investment advisor subject to the oversight of and pursuant to procedures adopted by the Fund's Board of Trustees.

INVERSE FLOATERS
        Intermediate Fund and National High-Yield Fund may invest in inverse floaters. USA Fund and Insured Fund may invest in inverse floaters to the extent that investments in these securities, when combined with futures contracts and options on such futures contracts and below investment grade securities, do not exceed 20% of a Fund's total assets. Inverse floaters are instruments with floating or variable interest rates that move in the opposite direction, usually at an accelerated speed, to short-term interest rates or interest rate indices.

PRIVATE PURPOSE BONDS
        The Act of 1986 limits the amount of new "private purpose" bonds that each state can issue and subjects interest income from these bonds to the federal alternative minimum tax. "Private purpose" bonds are issues whose proceeds are used to finance certain nongovernment activities, and could include some types of industrial revenue bonds such as privately-owned sports and convention facilities. The Act also makes the tax-exempt status of certain bonds depend on the issuer's compliance with specific requirements after the bonds are issued.

        Each Fund intends to seek to achieve a high level of tax-exempt income. However, if a Fund invests in newly-issued private purpose bonds, a portion of that Fund's distributions would be subject to the federal alternative minimum tax. National High-Yield Fund may invest up to 100% and each of the other Funds may invest up to 20% of its assets in bonds the income from which is subject to the federal alternative minimum tax.

RULE 144A SECURITIES
        Each Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the 1933 Act, as discussed more fully below.

        Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as a Fund. While maintaining oversight, the Board of Trustees has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of a Fund's limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

        If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed the Fund's limit on investments in such securities, the Manager will determine what action to take to ensure that each Fund continues to adhere to such limitation.

ZERO COUPON BONDS
        The Funds may invest in zero coupon bonds. Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par value.

        The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a taxable zero coupon security report as income each year the portion of the original issue discount of such security that accrues that year, even though the holder receives no cash payments of interest during the year. Each Fund has qualified as a regulated investment company under the Code. Accordingly, during periods when a Fund receives no interest payments on its zero coupon securities, it will be required, in order to maintain its desired tax treatment, to distribute cash approximating the income attributable to such securities. Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factor discussed above.

OPTIONS AND FUTURES
        To the extent indicated below, the Funds may utilize put and call transactions and may utilize futures transactions to hedge against market risk and facilitate portfolio management. Options and futures may be used to attempt to protect against possible declines in the market value of a Fund's portfolio resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. The use of options and futures is a function of market conditions. Other transactions may be used by the Fund in the future for hedging purposes as they are developed to the extent deemed appropriate by the appropriate Board of Trustees.

OPTIONS ON SECURITIES
        To the extent indicated below, Intermediate Fund and National High-Yield Fund may write (i.e., sell) covered put and call options and purchase call options on the securities in which they may invest and on indices of securities in which they may invest, to the extent such put and call options are available. National High-Yield Fund may also purchase put options on indices of securities in which it may invest, to the extent such put options are available.

        A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date, at a predetermined price.

        In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund. The Intermediate Fund may also purchase (i) call options to the extent that premiums paid for such options do not exceed 2% of the Fund's total assets and (ii) put options to the extent that premiums paid for such options do not exceed 2% of the Fund's total assets.

        If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.

        The Funds may engage in listed options transactions on the various national securities exchanges or in the over-the-counter market. Over-the-counter options are purchased or written by the Fund in privately negotiated transactions. Such options are illiquid, and it may not be possible for the Fund to dispose of an option it has purchased or terminate its obligations under an option it has written at a time when the Manager believes it would be advantageous to do so. Over-the-counter options are subject to the Funds' illiquid investment limitation.

        Participation in the options market involves investment risks and transaction costs to which the Fund would not be subject absent the use of this strategy. If the Manager's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategy was not used. Risks inherent in the use of options include (a) dependence on the Manager's ability to predict correctly movements in the direction of interest rates and security prices; (b) imperfect correlation between the price of options and movements in the prices of the securities being hedged; (c) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
        The Funds may enter into contracts for the purchase or sale for future delivery of securities or, with respect to the National High-Yield Fund, contracts based on financial indices including any index of securities in which the Fund may invest ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). USA Fund and Insured Fund may invest in futures contracts and options on such futures contracts to the extent that investments in these securities, when combined with inverse floaters and below investment grade securities, do not exceed 20% of a Fund's total assets. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. Options on futures contracts to be written or purchased by a Fund will be traded on or subject to the rules of the particular futures exchange designated by the Commodity Futures Trading Commission ("CFTC"). The successful use of such instruments draws upon the Manager's experience with respect to such instruments and usually depends upon the Manager's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and would thus be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the prices of the securities hedged or used for cover will not be perfect.

        A Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements. To the extent required to comply with applicable SEC releases and staff positions, when purchasing a futures contract or writing a put option, the Fund will maintain in a segregated account cash or liquid securities equal to the value of such contracts, less any margin on deposit. In addition, the rules and regulations of the CFTC currently require that, in order to avoid "commodity pool operator" status, the Fund must use futures and options positions (a) for "bona fide hedging purposes" (as defined in the regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. There are no other numerical limits on the Fund's use of futures contracts and options on futures contracts.

PORTFOLIO LOAN TRANSACTIONS
        Intermediate Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

        It is the understanding of the Manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, U.S. Treasury Bills and Notes, or irrevocable letters of credit payable by banks acceptable to the Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; 3) the Fund must be able to terminate the loan after notice, at any time;
4) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the Trustees know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

        The major risk to which a Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Funds will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

        The ratings of S&P, Moody's and other rating services represent their opinion as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings are the initial criteria for selection of portfolio investments, but the Fund will further evaluate these securities.

VARIABLE OR FLOATING RATE DEMAND NOTES
        The Funds may purchase "floating-rate" and "variable-rate" obligations. Variable or floating rate demand notes ("VRDNs") are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The interest rates are adjustable at intervals ranging from daily to up to six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the price rate of a bank or some other appropriate interest rate adjustment index. The Manager will decide which variable or floating rate demand instruments a Fund will purchase in accordance with procedures prescribed by the Board of Trustees to minimize credit risks. Any VRDN must be of high quality as determined by the Manager and subject to review by the Board of Trustees, with respect to both its long-term and short-term aspects, except where credit support for the instrument is provided even in the event of default on the underlying security, the Fund may rely only on the high quality character of the short-term aspect of the demand instrument, i.e., the demand feature. A VRDN which is unrated must have high quality characteristics similar to those rated in accordance with policies and guidelines determined by the Board of Trustees. If the quality of any VRDN falls below the quality level required by the Board of Trustees and any applicable rules adopted by the SEC, a Fund must dispose of the instrument within a reasonable period of time by exercising the demand feature or by selling the VRDN in the secondary market, whichever is believed by the Manager to be in the best interests of the Fund and its shareholders.

        Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceed 10% of National High-Yield Fund's total assets only if such notes are subject to a demand feature that will permit the Fund to demand payment of the principal within seven days after demand by the Fund. If not rated, such instruments must be found by the Manager under guidelines established by the Fund's Board of Trustees, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments.

CONCENTRATION POLICY
        National High-Yield Fund may not invest more than 25% of its total assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry. The Fund may invest more than 25% of its total assets in industrial development revenue bonds. In addition, it is possible that the Fund from time to time will invest more than 25% of its total assets in a particular segment of the municipal bond market, such as housing, health care, utility, transportation, education or industrial obligations. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials;

or a declining market or need for the project) might also affect other bonds in the same segment, thereby potentially increasing market or credit risk.

        Housing Obligations. The Fund may invest, from time to time, more than 25% of its total assets in obligations of public bodies, including state and municipal housing authorities, issued to finance the purchase of single-family mortgage loans or the construction of multifamily housing projects. Economic and political developments, including fluctuations in interest rates, increasing construction and operating costs and reductions in federal housing subsidy programs, may adversely impact on revenues of housing authorities. Furthermore, adverse economic conditions may result in an increasing rate of default of mortgagors on the underlying mortgage loans. In the case of some housing authorities, inability to obtain additional financing also could reduce revenues available to pay existing obligations. Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par at any time in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

        Health Care Obligations. The Fund may invest, from time to time, more than 25% of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance hospital or health care facilities or equipment. The ability of any health care entity or hospital to make payments in amounts sufficient to pay maturing principal and interest obligations is generally subject to, among other things, the capabilities of its management, the confidence of physicians in management, the availability of physicians and trained support staff, changes in the population or economic condition of the service area, the level of and restrictions on federal funding of Medicare and federal and state funding of Medicaid, the demand for services, competition, rates, government regulations and licensing requirements and future economic and other conditions, including any future health care reform.

        Utility Obligations. The Fund may invest, from time to time, more than 25% of its total assets in obligations issued by public bodies, including state and municipal utility authorities, to finance the operation or expansion of utilities. Various future economic and other conditions may adversely impact utility entities, including inflation, increases in financing requirements, increases in raw material costs and other operating costs, changes in the demand for services and the effects of environmental and other governmental regulations.

        Transportation Obligations. The Fund may invest, from time to time, more than 25% of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance airports and highway, bridge and toll road facilities. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for airport use, occupancy of certain terminal space, service fees and leases. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The revenues of issuers which derive their payments from bridge, road or tunnel toll revenues could be adversely affected by competition from toll-free vehicular bridges and roads and alternative modes of transportation. Such revenues could also be adversely affected by a reduction in the availability of fuel to motorists or significant increases in the costs thereof.

        Education Obligations. The Fund may invest, from time to time, more than 25% of its total assets in obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems of such issuers include the prospect of a declining percentage of the population consisting of college aged individuals, possible inability to raise tuition and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of federal grants, state funding and alumni support, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

        Industrial Revenue Obligations. The Fund may invest, from time to time, more than 25% of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the bonds to the extent that funds are available from the unexpended proceeds of the bonds or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments of the issuer are designed to be sufficient to meet the payments of amounts due on the bonds. Regardless of the structure, payment of bonds is solely dependent upon the creditworthiness of the corporate operator of the project and, if applicable, the corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or deterioration resulting from leveraged buy-outs or takeovers. The bonds may be subject to special or extraordinary redemption provisions which may provide for redemption at par or accredited value, plus, if applicable, a premium.

        Other Risks. The exclusion from gross income for purposes of federal income taxes for certain housing, health care, utility, transportation, education and industrial revenue bonds depends on compliance with relevant provisions of the Code. The failure to comply with these provisions could cause the interest on the bonds to become includable in gross income, possibly retroactively to the date of issuance, thereby reducing the value of the bonds, subjecting shareholders to unanticipated tax liabilities and possibly requiring the Fund to sell the bonds at the reduced value. Furthermore, such a failure to meet these ongoing requirements may not enable the holder to accelerate payment of the bond or require the issuer to redeem the bond.

CONCENTRATION
        In applying a Fund's policy on concentration: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

INVESTMENT RESTRICTIONS
        FUNDAMENTAL RESTRICTIONS - The Funds have adopted the following restrictions and fundamental policies which are applied to each Fund except as noted. Fundamental restrictions cannot be changed without approval by the holders of a majority of the outstanding voting securities of a Fund, which is the lesser of more than 50% of the outstanding voting securities, or 67% of the voting securities present at a shareholder meeting if 50% or more of the voting securities are present in person or represented by proxy of a Fund which proposes to change its fundamental policy.

        Each Fund may not:

        1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt obligations or certificates of deposit.

        2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

        3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

        4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

        5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

        6. Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

        NON-FUNDAMENTAL RESTRICTIONS - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus, each Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

        1. A Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, a Fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by
Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

        2. A Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

        The following are additional non-fundamental investment restrictions.

        The following non-fundamental investment restrictions apply to USA Fund, Insured Fund and Intermediate Fund. Restrictions 4, 6 and 8 listed below apply only to USA Fund and Insured Fund.

        A Fund may not:

        1. Invest more than 20% of its assets in securities whose interest is subject to federal income tax.

        2. Borrow money in excess of 10% of the value of its assets and then only as a temporary measure for extraordinary purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. A Fund will not issue senior securities as defined in the 1940 Act, except for notes to banks. (The issuance of three series of shares is not deemed to be the issuance of senior securities so long as such series comply with the appropriate provisions of the 1940 Act.) Investment securities will not normally be purchased while there is an outstanding borrowing.

        3. Sell securities short.

        4. Write or purchase put or call options.

        5. Underwrite the securities of other issuers, except that a Fund may participate as part of a group in bidding for the purchase of municipal bonds directly from an issuer for its own portfolio in order to take advantage of the lower purchase price available to members of such a group; nor invest more than 10% of the value of a Fund's net assets in illiquid assets.

        6.      Purchase or sell commodities or commodity contracts.

        7. Purchase or sell real estate, but this shall not prevent a Fund from investing in municipal bonds secured by real estate or interests therein.

        8. Make loans to other persons except through the use of repurchase agreements or the purchase of commercial paper. For these purposes, the purchase of a portion of debt securities which is part of an issue to the public shall not be considered the making of a loan.

        9. With respect to 50% of the value of its assets, invest more than 5% of its assets in the securities of any one issuer or invest in more than 10% of the outstanding voting securities of any one issuer, except that U.S. government and government agency securities backed by the U.S. government, or its agencies or instrumentalities may be purchased without limitation. For the purpose of this limitation, the Funds will regard each state and political subdivision, agency or instrumentality of a state and each multistate agency of which a state is a member as a separate issuer.

        10.     Invest in companies for the purpose of exercising control.

        11. Invest in securities of other investment companies, except as they are acquired as part of a merger, consolidation or acquisition of assets.

        12. Invest more than 25% of its total assets in any particular industry or industries, except that a Fund may invest more than 25% of the value of its total assets in municipal bonds and in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

        Tax-Free Fund has also adopted an additional restriction applicable only to Insured Fund.

        Insured Fund will not:

        13. Invest more than 20% of its assets in securities (other than U.S. government securities, securities of agencies of the U.S. government and securities backed by the U.S. government or its agencies or instrumentalities) which are not covered by insurance guaranteeing the payment, when due, of interest on and the principal of such securities, except for defensive purposes.

        Tax-Free Fund also has determined that, from time to time, more than 10% of a Fund's assets may be invested in municipal bonds insured as to principal and interest by a single insurance company. Tax-Free Fund believes such investments are consistent with the foregoing restrictions.

        If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of net assets will not result in a violation of the restrictions.

        Although not a fundamental investment restriction, the Funds currently do not invest their assets in real estate limited partnerships or oil, gas and other mineral leases.

        The following non-fundamental investment restrictions apply to National High-Yield Fund.

        National High-Yield Fund will not:

        1. Borrow money (provided that the Fund may enter into reverse repurchase agreements with respect to not more than 10% of its total assets), except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of the Fund's total assets, including the amount borrowed. The Fund may not borrow for leverage purposes, provided that the Fund may enter into reverse repurchase agreements for such purposes, and securities will not be purchased while outstanding borrowings exceed 5% of the value of the Fund's total assets.

        2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of portfolio investments, the Fund may be deemed to be an underwriter under federal securities laws.

        3. Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

        4. Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, and through repurchase agreements.

        5. Invest 25% or more if its total assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry.

        6. Issue any senior securities (as defined in the 1940 Act), except as set forth in investment restriction number 1 above, and except to the extent that using options, futures contracts and options on futures contracts, purchasing or selling on a when-issued or forward commitment basis or using similar investment strategies may be deemed to constitute issuing a senior security.

        7. Purchase or sell commodities or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling, on a basis consistent with any restrictions contained in its then-current prospectus, any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices).

        8. Invest more than 5% of its total assets in securities of any single investment company, nor more than 10% of its total assets in securities of two or more investment companies, except as part of a merger, consolidation or acquisition of assets.

        9. Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

        10. Write puts if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover such puts.

        11. Make short sales of securities or maintain a short position for the account of the Fund, unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

        Except for the Fund's policy with respect to borrowing, any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.

INSURANCE

        The Manager anticipates that substantially all of the insured Tax Exempt Obligations in the Insured Fund's investment portfolio will be covered by either Primary Insurance or Secondary Market Insurance. However, as a non-fundamental policy, the Insured Fund must obtain Portfolio Insurance on all Tax Exempt Obligations requiring insurance that are not covered by either Primary Insurance or Secondary Market Insurance. Both Primary Insurance and Secondary Market Insurance are non-cancelable and continue in force so long as the insured security is outstanding and the respective insurer remains in business. Premiums for Portfolio Insurance, if any, would be paid from Fund assets and would reduce the current yield on its investment portfolio by the amount of such premiums. However, the Insured Fund is permitted to invest up to 20% of its net assets in non-insured municipal securities.

        Because Portfolio Insurance coverage terminates upon the sale of an insured security from a Fund's portfolio, such insurance does not have an effect on the resale value of the security. Therefore, unless a Fund elects to purchase Secondary Market Insurance with respect to such securities or such securities are already covered by Primary Insurance, it generally will retain any such securities insured by Portfolio Insurance which are in default or in significant risk of default, and will place a value on the insurance equal to the difference between the market value of the defaulted security and the market value of similar securities which are not in default.

        The Insured Fund is authorized to obtain Portfolio Insurance from insurers that have obtained a claims-paying ability rating of "AAA" from Standard & Poor's ("S&P") or Fitch or "Aaa" (or a short-term rating of "MIG-1") from Moody's Investors Service ("Moody's"), or including AMBAC Indemnity Corporation ("AMBAC"), Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("FGIC"), Financial Security Assurance, Inc. ("FSA"), XL Capital Assurance, Inc. ("XLCA") and CIFG.

        A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position. An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with its terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. The capacity of an insurer so rated to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time. A Fitch Insurer Financial Strength ("IFS") rating provides an assessment of the financial strength of an insurance company and its capacity to meet senior obligations to policyholders and contract holders on a timely basis. Insurers that are assigned a AAA IFS rating by Fitch are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors are expected to be extremely small.

        An insurance claims-paying ability rating by Moody's, S&P, or Fitch does not constitute an opinion on any specific insurance contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet non-policy obligations (i.e., debt contracts).

        The assignment of ratings by Moody's, S&P, or Fitch to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of insurance claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a likely element in the rating determination for such debt issues.

        Each of AMBAC, MBIA, FGIC, FSA, XLCA, and CIFG has insurance claims-paying ability ratings of Aaa from Moody's, AAA from S&P, and AAA from Fitch.

        AMBAC has received a letter ruling from the Internal Revenue Service which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid by AMBAC to municipal bond funds substantially similar to the Insured Fund, under policy provisions substantially identical to those contained in its municipal bond insurance policy, will be excludable from federal gross income under Section 103(a) of the Code.

        As of June 30, 2004, AMBAC's total equity capital (GAAP) was $4,464,200,000, which represents an increase of 10.5% over the June 30, 2003 equity capital position of $4,041,500,000. AMBAC reported total claims paying resources of $10,339,102,000 as of June 30, 2004. As of June 30, 2004, AMBAC had historical net par outstanding of $437,501,000,000, with exposure of 52.8% in public finance, 28.1% in structured finance, and 19.1% in international finance.

        As of June 30, 2004, MBIA has total equity capital (GAAP) of $6,298,368,000 -- up 0.62% from the $6,259,015,000 equity capital position recorded at the end of 2003. As of June 30, 2004, MBIA had total claims paying resources of $12,794,210,000. As of June 30, 2004, MBIA had net par outstanding of $548,488,000,000, with 62.8% exposure in public finance, 20.0% in structured finance, and 17.2% in international.

        As of June 30, 2004, FGIC's total equity capital (GAAP) amounted to $2,008,500,000. This represents a decrease of 37.9% from the $2,328,000,000 equity capital position recorded as of June 30, 2003. As of June 30, 2004, FGIC had total claims paying resources of $3,350,800,000. As of June 30, 2004, FGIC had net par outstanding of $221,365,100,000, with 88.8% exposure in public finance, 11.1% in structured finance, and 0.1% in international. In August 2003, FGIC was sold by General Electric Capital Corp. to a group of investors led by the PMI Group (42.2%). Additional investors include the Cypress Group (23.1%), the Blackstone Group (23.1%), CIVC/Bank of America (7.0%), while GE Capital will retain a 4.5% ownership position in FGIC.

        As of June 30, 2004, FSA's total equity capital (GAAP) was $2,283,300,000, which represents an increase of 5.3% over the $2,168,400,000 equity capital position recorded at the end of 2003. As of June 30, 2004, FSA had total claims paying resources of $4,912,960,000. As of June 30, 2004, FSA had net par outstanding of $310,208,000,000, with 56.5% exposure in public finance, 28.7% in structured finance, and 14.8% in international.

        XL Capital Assurance, Inc. (XLCA) began underwriting financial guaranty policies in 1999. XLCA is a wholly owned subsidiary of XL Reinsurance America, Inc., which is ultimately owned by XL Capital Ltd., a Bermuda based insurance holding company. XLCA's AAA rating is derived in part from a strong capital base and explicit claims paying support from its highly rated parent company XL Financial Assurance, Ltd. (XLFA). As of June 30, 2004, XLCA's total equity capital was $233,200,000 while XLFA had total equity capital of $452,400,000. XLCA's ultimate parent, XL Capital Ltd., had total equity capital of $7,076,572,000 as of June 30, 2004. As of June 30, 2004 XLCA and XLFA had combined claims paying resources of $1,298,500,000. As of June 30, 2004, XLCA had net par outstanding of $5,101,700,000, with 41.2% exposure in public finance, 33.8% in structured finance. 13.9% in domestic taxable and 11.1% in international. As of June 30, 2004, XLFA had net par outstanding of $44,482,000, with 37.2% in public finance, 41.4% in structured finance and 21.4% in structured single risk.

        CIFG is the newest AAA rated bond insurer, which began underwriting financial guaranty policies in June 2002. CIFG is an independent subsidiary of CDC IXIS (a major European bank) and received Aaa rating from Moody's and AAA from S&P and Fitch in June of 2002, reflecting a strong capital base and a conservative business plan. As of June 30, 2004, CIFG's total equity capital was $553,400,000, which represents an increase of 34.9% over the $410,098,000 equity capital position as of June 30, 2003. As of June 30, 2004, it reported total claims paying resources of $718,707,000. CIFG's net par outstanding at June 30, 2004 was $17,247,273,000, which represents 35% in global single risk and 65% in global structured finance. Of the $17,247,273,000 net par outstanding, 36.9% is international. As of May 1, 2004, CIFG NA was licensed in 41 states in the US, including Florida, Illinois, Massachusetts, Michigan, New Jersey, Pennsylvania, Texas, New York, and Washington.

        None of AMBAC, MBIA, FGIC, FSA, XLCA, or CIFG or any associate thereof, has any material business relationship, direct or indirect, with the Funds.

PERFORMANCE INFORMATION

        From time to time, each Fund may state each Class' total return in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent 1 year, 5 year and 10 year (or lifetime of fund, if applicable) periods. Each Fund may also advertise aggregate and average total return information for its Classes over additional periods of time.

        In presenting performance information for Class A Shares, the Limited CDSC applicable to only certain redemptions of those shares will not be deducted from any computation of total return. See the Prospectus for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

        Total return performance for each Class of the Funds will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered to be representative of the results which may be realized from an investment in each Fund in the future.

        The average annual total rate of return for a Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                          P(1 + T)[POWER OF n] = ERV

        Where:  P       =  a hypothetical initial purchase order of $1,000 from
                           which, in the case of only Class A Shares, the
                           maximum front-end sales charge is deducted;
                T       =  average annual total return;
                n       =  number of years;
                ERV     =  redeemable value of the hypothetical $1,000 purchase
                           at the end of the period after the deduction of the applicable contingent-deferred sales charge ("CDSC"), if any, with respect to Class B Shares and Class
                           C Shares.

        The after-tax average annual total rate of return for a Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated period, but also reflects either: (a) the effect of taxes on Fund distributions; or (b) the effect of taxes on Fund distributions and capital gains taxes payable with respect to the sale of the Fund shares. The following formulas will be used for the actual computations of after-tax performance:

                            For performance after taxes on Fund distributions
                            -------------------------------------------------
                                        P(1+T)[POWER OF n]=ATV(D)

        Where:  P       =  a hypothetical initial payment of $1,000.
                T       =  average annual total return (after taxes on
                           distributions).
                n       =  number of years.
                ATV(DR) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

                           For performance after taxes on Fund distributions
                                         and sale of Fund shares
                           -------------------------------------------------
                                        P(1+T)[POWER OF n]=ATV(DR)

        Where:  P       =  a hypothetical initial payment of $1,000.
                T       =  average annual total return (after taxes on
                           distributions and redemption).
                n       =  number of years.
                ATV(DR) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

        Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during a Fund's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

        The performance of each Class of the Funds, as shown below, is the average annual total return quotation through August 31, 2004, computed as described above. The table below also includes after-tax performance for each class of shares in each Fund. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charge of 4.50% with respect to USA Fund Class A Shares, Insured Fund Class A Shares and National High-Yield Fund Class A Shares and 2.75% with respect to Intermediate Fund Class A Shares paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge. The average annual total return for Class B and C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at August 31, 2004. The average annual total return for Class B and C Shares excluding deferred sales charge assumes the shares were not redeemed at August 31, 2004 and therefore does not reflect the deduction of a CDSC.

        Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

         The average annual total return for each Class is shown for the 1 year, 5 year or 10 year period ending August 31, 2004. If a Class has not been in existence for a full 1 year, 5 year or 10 year period, then lifetime returns are shown. Lifetime returns are not shown if performance information exists for the 10 year period.

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                             1 YEAR      5 YEARS    10 YEARS     LIFETIME
                                                                              ENDED       ENDED       ENDED      THROUGH
USA FUND(1/7)                                                                8/31/04     8/31/04     8/31/04     8/31/04
------------------------------------------------------------------------    ---------   ---------   ---------   ----------
Class A at offer before taxes(5)                                                 2.66%       5.31%       4.76%        7.67%
Class A at offer after taxes on distributions(5)                                 2.66%       5.31%       4.67%         N/A
Class A at offer after taxes on distributions and sale of fund shares(5)         3.37%       5.27%       4.76%         N/A
Class A at NAV before taxes                                                      7.54%       6.28%       5.25%        7.91%
Class B including CDSC before taxes(6)                                           2.71%       5.21%       4.57%        4.59%
Class B including CDSC after taxes on distributions(6)                           2.71%       5.21%       4.48%         N/A
Class B including CDSC after taxes on distributions and sale of fund
 shares(6)                                                                       3.19%       5.09%       4.48%         N/A
Class B excluding CDSC before taxes                                              6.71%       5.45%       4.57%        4.59%
Class C including CDSC before taxes                                              5.71%       5.45%        N/A         4.07%
Class C including CDSC after taxes on distributions                              5.71%       5.45%        N/A         3.97%
Class C including CDSC after taxes on distributions and sale of fund
 shares                                                                          5.14%       5.30%        N/A         4.05%
Class C excluding CDSC before taxes                                              6.71%       5.45%        N/A         4.07%

                                                                              1 YEAR     5 YEARS    10 YEARS     LIFETIME
                                                                              ENDED       ENDED       ENDED      THROUGH
INSURED FUND(2/7)                                                            8/31/04     8/31/04     8/31/04     8/31/04
------------------------------------------------------------------------    ---------   ---------   ---------   ----------
Class A at offer before taxes(5)                                                 1.78%       5.12%       4.97%        6.71%
Class A at offer after taxes on distributions(5)                                 1.78%       5.12%       4.84%         N/A
Class A at offer after taxes on distributions and sale of fund shares(5)         2.63%       5.04%       4.86%         N/A
Class A at NAV before taxes                                                      6.55%       6.10%       5.46%        6.97%
Class B including CDSC before taxes(6)                                           1.72%       5.03%       4.78%        4.84%
Class B including CDSC after taxes on distributions(6)                           1.72%       5.03%       4.65%         N/A
Class B including CDSC after taxes on distributions and sale of fund
 shares(6)                                                                       2.37%       4.86%       4.65%         N/A
Class B excluding CDSC before taxes                                              5.72%       5.27%       4.78%        4.84%
Class C including CDSC before taxes                                              4.72%       5.27%        N/A         4.30%
Class C including CDSC after taxes on distributions                              4.72%       5.27%        N/A         4.15%
Class C including CDSC after taxes on distributions and sale of fund
 shares                                                                          4.32%       5.07%        N/A         4.16%
Class C excluding CDSC before taxes                                              5.72%       5.27%        N/A         4.30%

                                                                              1 YEAR     5 YEARS    10 YEARS     LIFETIME
                                                                              ENDED       ENDED       ENDED      THROUGH
INTERMEDIATE FUND(3/7)                                                       8/31/04     8/31/04     8/31/04     8/31/04
------------------------------------------------------------------------    ---------   ---------   ---------   ----------
Class A at offer before taxes(5)                                                 4.42%       5.90%       5.45%        5.69%
Class A at offer after taxes on distributions(5)                                 4.42%       5.90%       5.45%         N/A
Class A at offer after taxes on distributions and sale of fund shares(5)         4.19%       5.68%       5.34%         N/A
Class A at NAV before taxes                                                      7.36%       6.49%       5.74%        5.94%
Class B including CDSC before taxes(6)                                           4.36%       5.58%       5.29%        5.38%
Class B including CDSC after taxes on distributions(6)                           4.36%       5.58%       5.29%         N/A
Class B including CDSC after taxes on distributions and sale of fund
 shares(6)                                                                       3.87%       5.29%       5.29%         N/A
Class B excluding CDSC before taxes                                              6.36%       5.58%       5.29%        5.38%
Class C including CDSC before taxes                                              5.45%       5.60%        N/A         4.70%
Class C including CDSC after taxes on distributions                              5.45%       5.60%        N/A         4.70%
Class C including CDSC after taxes on distributions and sale of fund
 shares                                                                          4.58%       5.30%        N/A         4.56%
Class C excluding CDSC before taxes                                              6.45%       5.60%        N/A         4.70%

                                                                              1 YEAR     5 YEARS    10 YEARS     LIFETIME
                                                                              ENDED       ENDED       ENDED      THROUGH
NATIONAL HIGH-YIELD FUND(4/7)                                                8/31/04     8/31/04     8/31/04     8/31/04
------------------------------------------------------------------------    ---------   ---------   ---------   ----------
Class A at offer before taxes(5)                                                 3.25%       3.89%       5.48%        6.56%
Class A at offer after taxes on distributions(5)                                 3.25%       3.89%       5.39%         N/A
Class A at offer after taxes on distributions and sale of fund shares(5)         3.85%       4.08%       5.46%         N/A
Class A at NAV before taxes                                                      8.13%       4.86%       5.97%        6.84%
Class B including CDSC before taxes(6)                                           3.20%       3.80%        N/A         4.54%
Class B including CDSC after taxes on distributions(6)                           3.20%       3.80%        N/A         4.49%
Class B including CDSC after taxes on distributions and sale of fund
 shares(6)                                                                       3.62%       3.92%        N/A         4.55%
Class B excluding CDSC before taxes                                              7.20%       4.05%        N/A         4.54%
Class C including CDSC before taxes                                              6.19%       4.06%        N/A         4.39%
Class C including CDSC after taxes on distributions                              6.19%       4.06%        N/A         4.34%
Class C including CDSC after taxes on distributions and sale of fund
 shares                                                                          5.56%       4.14%        N/A         4.41%
Class C excluding CDSC before taxes                                              7.19%       4.06%        N/A         4.39%

(1)     Commencement of operations for the Classes of USA Fund are as follows:
        Class A--January 11, 1984
        Class B--May 2, 1994
        Class C--November 29, 1995
(2) Commencement of operations for the Classes of Insured Fund are as follows:
        Class A--March 25, 1985
        Class B--May 2, 1994
        Class C--November 29, 1995
(3) Commencement of operations for the Classes of Intermediate Fund are as follows:
        Class A--January 7, 1993
        Class B--May 2, 1994
        Class C--November 29, 1995
(4) Commencement of operations for the Classes of National High-Yield Fund are as follows:
        Class A--September 22, 1986
        Class B--December 18, 1996
        Class C--May 26, 1997
(5) Effective November 18, 2002, the maximum front-end sales charge was changed to 4.50% for Class A of USA Fund, Insured Fund and National High-Yield Fund. The above performance numbers for those Funds are calculated using 4.50% as the applicable sales charge for all time periods. Effective June 9, 1997, the maximum front-end sales charge of Intermediate Fund was changed to 2.75%. The above performance numbers for the Intermediate Fund are calculated using 2.75% as the applicable sales charge for all time periods.

(6) Effective November 18, 2002, the CDSC schedule for Class B of USA Fund, Insured Fund and National High-Yield Fund changed as follows: 4.00% if shares are redeemed within the first year of purchase, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year and 0% thereafter. Effective November 18, 2002, the CDSC schedule for Class B of Intermediate Fund was changed as follows: 2.00% if shares are redeemed within the first year of purchase, which declines to 1.00% during the second and third years and 0% thereafter. The above performance numbers have been calculated using the applicable CDSC schedule for all time periods.

(7) Reflects expense caps in effect during the period. The total returns would be lower without the expense caps.

        Each Fund may also quote the current yield of each of its Classes in advertisements and investor communications. The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                 a-b
                     YIELD = 2[(----- + 1)[POWER OF 6] - 1]
                                  cd

    Where:  a   =   dividends and interest earned during the period;

            b   =   expenses accrued for the period (net of reimbursements);

            c   =   the average daily number of shares outstanding during the
                    period that were entitled to receive dividends; and

            d   =   the maximum offering price per share on the last day of the period.

        The above formula will be used in calculating quotations of yield for each Class of the Funds, based on specified 30-day periods identified in advertising by the Funds. Yield calculations assume the maximum front-end sales charge, if any, and do not reflect the deduction of any contingent deferred sales charge. Actual yield on Class A Shares may be affected by variations in front-end sales charges on investments. Past performance, such as is reflected in quoted yields, should not be considered as a representation of the results which may be realized from an investment in any Class in the future. The yields shown below for each Fund reflect expense limitations in effect for the Fund (see Investment Management Agreement for expense limitations in effect for the Funds). For the 30-day period ended August 31, 2004, the yield of each Class was as follows:


                                  CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
                                  --------------  --------------  --------------
        USA FUND                       3.71%           3.16%           3.16%
        INSURED FUND                   3.51%           2.91%           2.91%
        INTERMEDIATE FUND              3.29%           2.54%           2.54%
        NATIONAL HIGH-YIELD FUND       3.87%           3.29%           3.29%

        The Fund may also publish a tax-equivalent yield for a Class based on federal and, if applicable, state tax rates, which demonstrates the taxable yield necessary to produce an after-tax yield equivalent to the Class' yield. For the 30-day period ended August 31, 2004, the tax-equivalent yields (assuming a federal income tax rate of 31%) of each Class were as follows:

                                  CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
                                  --------------  --------------  --------------
        USA FUND                       5.38%           4.58%           4.58%
        INSURED FUND                   5.09%           4.22%           4.22%
        INTERMEDIATE FUND              4.77%           3.68%           3.68%
        NATIONAL HIGH-YIELD FUND       5.61%           4.77%           4.77%

        These yields were computed by dividing that portion of a Class' yield which is tax-exempt by one minus a stated income tax rate (in this case, a federal income tax rate of 31%) and adding the product to that portion, if any, of the yield that is not tax-exempt. In addition, a Fund may advertise a tax-equivalent yield assuming other income tax rates, when applicable.

        Investors should note that the income earned and dividends paid by a Fund will vary with the fluctuation of interest rates and performance of the portfolio. The net asset value of a Fund may change. Unlike money market funds, each Fund invests in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. Each Fund's net asset value will tend to rise when interest rates fall. Conversely, each Fund's net asset values will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in a Fund will vary from day to day and investors should consider the volatility of a Fund's net asset values as well as the yield before making a decision to invest.

        The average weighted portfolio maturity at August 31, 2004 was 21 years for USA Fund, 22 years for Insured Fund, 16 years for Intermediate Fund and 20 years for National High-Yield Fund.

DOLLAR-COST AVERAGING
        For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval -- for example, monthly or quarterly -- as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

        Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. You also should consider your financial ability to continue to purchase shares during periods of low fund share prices. Delaware Investments offers three services -- Automatic Investing Plan, Direct Deposit Purchase Plan and the Wealth Builder Option -- that can help to keep your regular investment program on track. See Investing by Electronic Fund Transfer - Direct Deposit Purchase Plan and Automatic Investing Plan under Investment Plans in this Part B and Wealth Builder Option under Investment Plans in this Part B, also for a complete description of these services, including restrictions or limitations.

        The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                                           NUMBER
                                INVESTMENT    PRICE PER   OF SHARES
                                  AMOUNT        SHARE     PURCHASED
                                ----------    ---------   ---------
                Month 1           $ 100        $ 10.00        10
                Month 2           $ 100        $ 12.50         8
                Month 3           $ 100        $  5.00        10
                Month 4           $ 100        $ 10.00        20
                                ----------    ---------   ---------
                                  $ 400        $ 37.50        48

        Total Amount Invested: $400
        Total Number of Shares Purchased: 48
        Average Price Per Share: $9.38 ($37.50/4)
        Average Cost Per Share:  $8.33 ($400/48 shares)

        This example is for illustration purposes only. It is not intended to represent the actual performance of any stock or bond fund in the Delaware Investments family. Dollar-cost averaging can be appropriate for investments in shares of funds that tend to fluctuate in value. Please obtain the prospectus of any fund in the Delaware Investments family in which you plan to invest through a dollar-cost averaging program. The prospectus contains additional information, including charges and expenses. Please read it carefully before you invest or send money.

THE POWER OF COMPOUNDING

        When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding. Each Fund may include illustrations showing the power of compounding in advertisements and other types of literature.

TRADING PRACTICES AND BROKERAGE

        Banks, brokers or dealers are selected to execute transactions on behalf of a Fund for the purchase or sale of portfolio securities on the basis of the Manager's judgment of their professional capability to provide the service. The primary consideration is to have banks, brokers or dealers execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. In nearly all instances, trades are made on a net basis where a Fund either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty.

        During the past three fiscal years, no brokerage commissions were paid by any Fund.

        The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

        During the fiscal year ended August 31, 2004, there were no portfolio transactions in the Funds resulting in brokerage commissions directed to brokers for brokerage and research services.

        As provided in the Securities Exchange Act of 1934 and the Investment Management Agreement for each Fund, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Funds believe that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Funds and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

        The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

        Consistent with the NASD Regulation, Inc. ("NASDR(SM")), and subject to seeking best execution, the Funds may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family such as custodian fees.

PORTFOLIO TURNOVER
        It is generally anticipated that USA Fund's and National High-Yield Fund's portfolio turnover rate will be less than 100% and that Insured Fund's and Intermediate Fund's portfolio turnover may exceed 100%.

        Portfolio trading will be undertaken principally to accomplish each Fund's objective in relation to anticipated movements in the general level of interest rates. Each Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such a turnover always will be incidental to transactions undertaken with a view to achieving a Fund's investment objective.

        The degree of portfolio activity may affect brokerage costs of a Fund and taxes payable by a Fund's shareholders. A turnover rate of 100% would occur, for example, if all the investments in a Fund's portfolio at the beginning of the year were replaced by the end of the year, or if a single investment was frequently traded. In investing to achieve its investment objective, a Fund may hold securities for any period of time. To the extent a Fund realizes gains on securities held less than six months, such gains are taxable to the shareholder subject to tax or to a Fund at ordinary income tax rates. The turnover rate also may be affected by cash requirements for redemptions and repurchases of Fund shares. High portfolio turnover involves correspondingly greater brokerage costs and may affect taxes payable by shareholders that are subject to federal income taxes.

        The portfolio turnover rate of each Fund is calculated by dividing the lesser of purchases or sales of securities for the particular fiscal year by the monthly average of the value of the securities owned by a Fund during the particular year, exclusive of securities whose maturities at the time of acquisition are one year or less.

        The portfolio turnover rates of each Fund for the past two fiscal years were as follows:

                                   AUGUST 31,
                   ----------------------------------------
                                               2004   2003
                                               ----   ----
                   USA FUND                      32%    96%
                   INSURED FUND                  54%   109%
                   INTERMEDIATE FUND             27%   130%
                   NATIONAL HIGH-YIELD FUND      46%    64%

PURCHASING SHARES

        The Distributor serves as the national distributor for each Fund's classes of shares and has agreed to use its best efforts to sell shares of each Fund. See the Prospectus for additional information on how to invest. Shares of each Fund are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting a Fund or the Distributor.

        The minimum initial investment generally is $1,000 for each Class of each Fund. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent minimum investments for Class A Shares will be waived for purchases by officers, trustees and employees of any Delaware Investments fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner strategy selected.

        Each purchase of Class B Shares is subject to a maximum purchase limitation of $100,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. A Fund will reject any purchase order of more than $100,000 of Class B Shares and $1,000,000 or more for Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more of Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

        Selling dealers are responsible for transmitting orders promptly. A
Fund reserves the right to reject any order for the purchase of a Fund's shares if in the opinion of management such rejection is in such Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

        Each Fund also reserves the right, following shareholder notification, to charge a service fee on accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

        Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

        The NASDR(SM) has adopted amendments to its Conduct Rules relating to investment company sales charges. Each Fund and the Distributor intend to operate in compliance with these rules.

        Class A Shares of USA Fund, Insured Fund and National High-Yield Fund are purchased at the offering price which reflects a maximum front-end sales charge of 4.50%. Shares of Intermediate Fund A Class are also purchased at the offering price which reflects a maximum front-end sales charge of 2.75%. However, lower sales charges apply for larger purchases. See the table in the Prospectus. Class A Shares are also subject to 12b-1 annual Plan expenses for the life of the investment.

        Class B Shares of USA Fund, Insured Fund and National High-Yield Fund are purchased at net asset value and are subject to a CDSC of: (i) 4.00% if shares are redeemed within the first year of purchase; (ii) 3.00% if shares are redeemed during the second year following purchase; (iii) 2.25% if shares are redeemed during the third year following purchase; (iv) 1.50% if shares are redeemed during the fourth and fifth years following purchase; (v) 1.00% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class B Shares of USA Fund, Insured Fund, and National High-Yield Fund are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. Class B Shares of Intermediate Fund are purchased at net asset value and are subject to a CDSC of: (i) 2.00% if shares are redeemed within the first year of purchase; and (ii) 1.00% if shares are redeemed during the second and third years following purchase; and (iii) 0% thereafter. Such shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately five years after purchase. See Automatic Conversion of Class B Shares, below.

        Class C Shares of each Fund are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

        See Plans under Rule 12b-1 under Purchasing Shares and Determining Offering Price and Net Asset Value in this Part B.

        Certificates representing shares purchased are not ordinarily issued, in the case of Class A Shares, unless a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by a Fund for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact a Fund for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

ALTERNATIVE PURCHASE ARRANGEMENTS - CLASS A, CLASS B AND CLASS C SHARES
        The alternative purchase arrangements of Class A, Class B and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares of USA Fund, Insured Fund and Intermediate Fund (currently, limited to 0.15% of the average daily net assets of Intermediate Fund A Class through October 31, 2005) or 0.25% of the average daily net assets of Class A Shares of National High-Yield Fund, or to purchase either Class B Shares or Class C Shares and have the entire initial purchase amount invested in a Fund with the investment thereafter subject to a CDSC and 12b-1 annual expenses.

        The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

        For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisors may receive different compensation for selling Class A Shares, Class B Shares and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans Under Rule 12b-1 in this Part B.

        Dividends, if any, paid on Class A Shares, Class B Shares and Class C Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value in this Part B.

CLASS A SHARES
        Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Prospectus, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

        From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with the sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws.

DEALER'S COMMISSION
        As described in the Prospectus, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisors through whom such purchases are effected.


        In determining a financial advisor's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) may be aggregated with those of the Class A Shares of a Fund. Financial advisors also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisors should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

        An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES
        Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within prescribed periods after purchase may be subject to a CDSC imposed at the rates and within the time periods set forth below, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemption of shares acquired through the reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares under Redemption and Exchange for a list of the instances in which the CDSC is waived.

        During the seventh year after purchase, and thereafter, until converted automatically into Class A Shares of the corresponding Fund, USA Fund B Class, Insured Fund B Class and National High-Yield Fund B Class will still be subject to the annual 12b-1 Plan expenses of up to 1% of the average daily net assets of the relevant Class B Shares. At the end of approximately eight years after purchase, the investor's USA Fund B Class, Insured Fund B Class and National High-Yield Fund B Class will be automatically converted into Class A Shares of the same Fund. During the fourth year after purchase, and thereafter, until converted automatically into Class A Shares of Intermediate Fund, Class B Shares of this Fund will still be subject to annual 12b-1 Plan expenses of up to 1% of the average daily net assets of those shares. At the end of approximately five years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of Intermediate Fund. See Automatic Conversion of Class B Shares, below. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses. Such conversion will constitute a tax-free exchange for federal income tax purposes.

        In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that Class B Shares of USA, Insured and National High-Yield Funds held for more than six years and Class B Shares of Intermediate Fund held for more than three years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year or three-year period, as applicable. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

        The CDSC is waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange.

DEFERRED SALES CHARGE ALTERNATIVE - CLASS B SHARES
        Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares of USA, Insured and National High-Yield Funds at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. Such payments for Class B Shares of Intermediate Fund is currently in an amount equal to no more than 2%. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% for approximately eight years after purchase for USA, Insured and National High-Yield Funds and approximately five years after purchase for Intermediate Fund and, if Class B Shares of USA, Insured and National High-Yield Funds are redeemed within six years of purchase and Class B Shares of Intermediate Fund are redeemed within three years of purchase, a CDSC.

        Proceeds from the CDSC and the annual 12b-1 Plan fees, if any, are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for a Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

        Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. USA, Insured and National High-Yield Funds' Class B Shares' CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

AUTOMATIC CONVERSION OF CLASS B SHARES
        Class B Shares of USA, Insured and National High-Yield Funds, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Class B Shares of Intermediate Fund, other than shares acquired through reinvestment of dividends, held for five years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th business day or next business day of March, June, September and December (each, a "Conversion Date"). If, as applicable, the eighth or fifth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If such anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after the anniversary. Consequently, if a shareholder's anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after, as applicable, the eighth or fifth anniversary of purchase before the shares will automatically convert into Class A Shares. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses to the maximum limits noted above.

        Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, the Delaware Cash Reserve Fund Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

        All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes.

LEVEL SALES CHARGE ALTERNATIVE - CLASS C SHARES
        Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

        Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

        Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange.

PLANS UNDER RULE 12B-1
        Pursuant to Rule 12b-1 under the 1940 Act, each of the Class A, Class B and Class C Shares have a separate distribution plan under Rule 12b-1. Each Plan permits the relevant Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class of shares to which the Plan applies.

        The Plans permit a Fund, pursuant to its Distribution Agreement, to pay out of the assets of the respective Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of the shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

        In addition, each Fund may make payments out of the assets of Class A, Class B and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such Classes.

        The maximum aggregate fee payable by a Fund under its Plans, and each Fund's Distribution Agreement, is on an annual basis, up to 0.30% of average daily net assets of Class A Shares of USA, Insured and Intermediate Funds and 0.25% of average daily net assets of Class A Shares of National High-Yield Fund, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets for the year. The Board of Trustees may reduce these amounts at any time. Currently, the Board of Trustees has limited the 12b-1 plan expenses for Class A Shares of Intermediate Fund to 0.15% and 0.25% of the Fund's average net assets through October 31, 2005. The Distributor may contractually waive these amounts or a portion of the amount at any time.

        Effective June 1, 1992, Tax-Free Fund's Board of Trustees has determined that the annual fee, payable on a monthly basis, under the separate Plans relating to USA Fund A Class and Insured Fund A Class, will be equal to the sum of: (i) the amount obtained by multiplying 0.30% by the average daily net assets represented by Class A Shares of the Fund that were acquired by shareholders on or after June 1, 1992; and (ii) the amount obtained by multiplying 0.10% by the average daily net assets represented by Class A Shares of the Fund that were acquired before June 1, 1992. While this is the method for calculating the 12b-1 expenses to be paid by the USA Fund A Class and Insured Fund A Class, the fee is a Class A Shares' expense so that all shareholders of Class A Shares of each such Fund regardless of when they purchased their shares will bear 12b-1 expenses at the same rate. As Class A Shares of such Funds are sold on or after June 1, 1992, the initial rate of at least 0.10% will increase over time. Thus, as the proportion of Class A Shares purchased on or after June 1, 1992 to Class A Shares outstanding prior to June 1, 1992 increases, the expenses attributable to payments under the Plans will also increase (but will not exceed 0.30% of average daily net assets). While this describes the current basis for calculating the fees which will be payable under the Plans with respect to USA Fund A Class and Insured Fund A Class, such Plans permit a full 0.30% on all Class A Shares' assets to be paid at any time following appropriate Board approval.

        All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A, Class B and Class C Shares would be borne by such persons without any reimbursement from such Classes. Subject to seeking best execution, a Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

        From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

        The Plans and the Distribution Agreements, as amended, have been approved by the Board of Trustees of the Funds, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

        Each year, the trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares of each Fund and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to that Class. The Plans and the Distribution Agreements, as amended, may be terminated with respect to a Class at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the relevant Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those trustees who are not "interested persons." With respect to each Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the respective Fund's B Class. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of the Funds must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

        For the fiscal year ended August 31, 2004, 12b-1 plan payments from each Class are shown below. Such amounts were used for the following purposes:

                                                 USA FUND                              INSURED FUND
                                  -------------------------------------   ------------------------------------
                                    CLASS A       CLASS B      CLASS C      CLASS A      CLASS B      CLASS C
                                  -----------   ----------   ----------   ----------   ----------   ----------
Advertising                       $         0   $        0   $        0   $        0   $        0   $        0
Annual/Semi-Annual Reports        $     3,626   $      542   $      121   $      521   $      114   $       89
Broker Trails                     $   969,001   $   69,093   $   55,584   $  114,204   $   17,289   $   10,700
Broker Sales Charges              $         0   $  160,395   $    9,573   $        0   $   38,473   $    5,168
Dealer Service Expenses           $         0   $        0   $        0   $        0   $        0   $        0
Interest on Broker Sales Charges  $         0   $   32,485   $       25   $        0   $   12,549   $      134
Commissions to Wholesalers        $         0   $        0   $        0   $        0   $        0   $        0
Promotional-Broker Meetings       $         0   $        0   $        0   $        0   $        0   $        0
Promotional-Other                 $    19,157   $    1,296   $      116   $    2,155   $      244   $       36
Prospectus Printing               $     3,011   $      617   $       62   $      406   $       80   $       36
Telephone                         $         0   $        0   $        0   $        0   $        0   $        0
Wholesaler Expenses               $    46,599   $   13,901   $    3,659   $   10,959   $    1,213   $    1,365
Other                             $         0   $        0   $        0   $        0   $        0   $        0
                                  -----------   ----------   ----------   ----------   ----------   ----------
Total                             $ 1,041,394   $  278,329   $   58,140   $  128,245   $   69,962   $   17,528
                                  ===========   ==========   ==========   ==========   ==========   ==========

                                             INTERMEDIATE FUND                  NATIONAL HIGH-YIELD FUND
                                  ------------------------------------   ------------------------------------
                                    CLASS A       CLASS B      CLASS C      CLASS A      CLASS B      CLASS C
                                  -----------   ----------   ----------   ----------   ----------   ----------
Advertising                       $         0   $        0   $        0   $        0   $        0   $        0
Annual/Semi-Annual Reports        $        38   $      196   $      210   $      335   $        0   $       99
Broker Trails                     $   102,019   $    6,189   $   59,682   $  149,953   $   39,801   $   42,866
Broker Sales Charges              $         0   $    8,797   $   66,127   $        0   $  101,678   $    3,440
Dealer Service Expenses           $         0   $        0   $        0   $        0   $        0   $        0
Interest on Broker Sales Charges  $         0   $    1,922   $    2,353   $        0   $   18,703   $        0
Commissions to Wholesalers        $         0   $        0   $        0   $        0   $        0   $        0
Promotional-Broker Meetings       $         0   $        0   $        0   $        0   $        0   $        0
Promotional-Other                 $         0   $      267   $      329   $       70   $        0   $      230
Prospectus Printing               $       430   $      248   $      264   $      662   $        0   $      134
Telephone                         $         0   $        0   $        0   $        0   $        0   $        0
Wholesaler Expenses               $         0   $    4,515   $   27,307   $        0   $        0   $    2,594
Other                             $         0   $        0   $        0   $        0   $        0   $        0
                                  -----------   ----------   ----------   ----------   ----------   ----------
Total                             $   102,487   $   22,134   $  156,272   $  151,020   $  160,182   $   49,363
                                  ===========   ==========   ==========   ==========   ==========   ==========

OTHER PAYMENTS TO DEALERS - CLASS A, CLASS B AND CLASS C SHARES
        From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of funds in the Delaware Investments family. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of pre-approved dealer advertisements promoting the sale of Delaware Investments fund shares.

SPECIAL PURCHASE FEATURES - CLASS A SHARES

BUYING CLASS A SHARES AT NET ASSET VALUE
        Class A Shares may be reinvested without a front-end sales charge under the Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

        Current and former officers, Trustees/Directors and employees of each Fund, any other fund in the Delaware Investments family, the Manager, or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives, and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and shares of any of the other funds in the Delaware Investments family, including any fund that may be created at net asset value. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase Class A Shares at net asset value.

        Shareholders who own Class A shares of Delaware Cash Reserve as a result of a liquidation of a fund in the Delaware Investments Family of Funds may exchange into Class A shares of another fund at net asset value.

        Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, CDSC or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Investments funds. Officers, trustees and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisors affiliated with a broker or dealer, if such broker, dealer or investment advisor has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Such purchasers are required to sign a letter stating that the purchase is for investment only and that the securities may not be resold except to the issuer. Such purchasers may also be required to sign or deliver such other documents as a Fund may reasonably require to establish eligibility for purchase at net asset value. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

        A Fund must be notified in advance that the trade qualifies for purchase at net asset value.

LETTER OF INTENTION
        The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or the Funds which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Those purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all Classes of shares of a Fund and of the other mutual funds in Delaware Investments previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Investments fund that did carry a front-end sales charge, CDSC or Limited CDSC.

COMBINED PURCHASES PRIVILEGE
        When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of shares of any Class you own of a Fund and all other Delaware Investments mutual funds. In addition, if you are an investment advisory client of the Manager's affiliates you may include assets held in a stable value account in the total amount. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC.

        The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

RIGHT OF ACCUMULATION
        When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of shares any Class of you own of a Fund and all other Delaware Investments mutual funds. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC. If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $60,000 and subsequently purchases $40,000 at offering price of additional shares of Class A Shares, the charge applicable to the $40,000 purchase would currently be 3.00% for USA, Insured and National High-Yield Funds and 2.00% for Intermediate Fund. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-MONTH REINVESTMENT PRIVILEGE
        Holders of Class A Shares and Class B Shares of a Fund who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

        Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

        A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax advisor be consulted with respect to such transactions.

        Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money.

        The Prospectus contains more complete information about the Funds, including charges and expenses.

        Investors should consult their financial advisors or the Transfer Agent, which also serves as each Fund's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

INVESTMENT PLANS

REINVESTMENT PLAN/OPEN ACCOUNT
        Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Classes in which an investor has an account (based on the net asset value of that Fund in effect on the reinvestment date) and will be credited to the shareholder's account on that date. Confirmations of each dividend payment from net investment income will be mailed to shareholders quarterly. A confirmation of each distribution from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.

        Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Fund and Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectus and this Part B, are made for Class A Shares at the public offering price and for Class B Shares and Class C Shares at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

REINVESTMENT OF DIVIDENDS IN OTHER DELAWARE INVESTMENTS FAMILY OF FUNDS
        Subject to applicable eligibility and minimum initial purchase requirements, and the limitations set forth below, holders of Class A, Class B and Class C Shares may automatically reinvest dividends and/or distributions from a Fund in any of the other Delaware Investments mutual funds, including the Funds, in states where their shares may be sold. Such investments will be made at net asset value per share at the close of business on the reinvestment date without any front-end sales charge or service fee. Nor will such investments be subject to a CDSC or Limited CDSC. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

        Subject to the following limitations, dividends and/or distributions from other funds in the Delaware Investments family may be invested in shares of the Funds at net asset value, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares, and dividends from Class C Shares may only be directed to other Class C Shares.

INVESTING BY EXCHANGE
        If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of a Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus. See Redemption and Exchange in this Part B for more complete information concerning your exchange privileges.

        Holders of Class A Shares of a Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of a Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of a Fund and Class C Shares of a Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. For purposes of determining the time of the automatic conversion into Class A Shares, the holding period of Class B Shares of a Fund acquired by exchange will be added to that of the shares that were exchanged.

        Permissible exchanges into Class A Shares of a Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of a Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

INVESTING BY ELECTRONIC FUND TRANSFER
        Direct Deposit Purchase Plan -- Investors may arrange for the Fund to accept for investment in Class A, Class B or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

        Automatic Investing Plan -- Shareholders of Class A, Class B and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date, although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

                                      * * *

        Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such Plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

        Payments to a Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, a Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

DIRECT DEPOSIT PURCHASES BY MAIL
        Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. A Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Funds for proper instructions.

MONEYLINE(SM) ON DEMAND
        You or your investment dealer may request purchases of shares by phone using MoneyLine(SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern Time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions.

        It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

WEALTH BUILDER OPTION
        Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

        Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectus. The investment will be made on the 20(th) day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

        Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Redemption and Exchange in this Part B for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to their Fund.

ASSET PLANNER
        To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial advisor or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisors or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments funds. With the help of a financial advisor, you may also design a customized asset allocation strategy.

        The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange in this Part
B. Also see Buying Class A Shares at Net Asset Value. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of a Fund and of other funds in the Delaware Investments family may be used in the same Strategy with Consultant Class shares that are offered by certain other Delaware Investments funds.

        An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee was waived until further notice. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

        Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

        Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by each Fund, its respective agents or certain other authorized persons. Orders for purchases of Class B Shares and Class C Shares of each Fund are effected at the net asset value per share next calculated by the Fund in which shares are being purchased after receipt of the order by each Fund, its respective agents or certain other authorized persons. Selling dealers have the responsibility of transmitting orders promptly.

        The offering price for Class A Shares consists of the net asset value per share, plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern Time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

        An example showing how to calculate the net asset value per share and, in the case of the Class A Shares, the offering price per share, is included in each Fund's financial statements which are incorporated by reference in this Part B.

        Each Fund's net asset value per share is computed by adding the value of all securities and other assets, deducting any liabilities of a Fund, and dividing by the number of Fund shares outstanding. In determining each Fund's total net assets, portfolio securities are valued at fair value, using methods determined in good faith by the Board of Trustees. This method utilizes the services of an independent pricing organization which employs a combination of methods including, among others, the obtaining of market valuations from dealers who make markets and deal in such securities, and by comparing valuations with those of other comparable securities in a matrix of such securities. A pricing service's activities and results are reviewed by the officers of the Funds. Options are valued at the last reported sales price or, if no sales are reported, at the mean between bid and asked prices. In addition, money market instruments having a maturity of less than 60 days are valued at amortized cost. Expenses and fees of each Fund are accrued daily.

        Each Class of a Fund will bear, pro-rata, all of the common expenses of the relevant Fund. The net asset values of all outstanding shares of each Class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in such Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in such Fund represented by the value of shares of such Classes, except that Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans.

Due to the specific distribution expenses and other costs that would be allocable to each Class, the dividends paid to each Class of a Fund may vary.

REDEMPTION AND EXCHANGE

        YOU CAN REDEEM OR EXCHANGE YOUR SHARES IN A NUMBER OF DIFFERENT WAYS. The exchange service is useful if your investment requirements change and you want an easy way to invest in other tax-advantaged funds, equity funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve a capital gain or loss to the shareholder for federal income tax purposes. You may want to consult your financial advisor or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call Delaware Investments directly for fund information.

        Your shares will be redeemed or exchanged at a price based on the net asset value next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request. The Funds may modify, terminate or suspend the exchange privilege upon 60 days' notice to shareholders.

        Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800 523-1918. Each Fund may suspend, terminate or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

        Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to any applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

        Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the respective Fund, its agent or certain other authorized persons (see Distribution and Service under Investment Management Agreements in this Part B); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

        Each Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. Each Fund will honor redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

        If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the Fund shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to a Fund or to the Distributor.

        In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, a Fund may postpone payment or suspend the right of redemption or repurchase. In such case, a shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

        Payment for shares redeemed or repurchased may be made in either cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value in this Part B. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, each Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem Fund shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

        The value of a Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

        Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below. Class B Shares of USA, Insured and National High-Yield Fund are subject to a CDSC of: (i) 4.00% if shares are redeemed within the first year of purchase;
(ii) 3.00% if shares are redeemed during the second year following purchase;
(iii) 2.25% if shares are redeemed during the third year following purchase;
(iv) 1.50% if shares are redeemed during the fourth and fifth years following purchase; (v) 1.00% if shares are redeemed during the sixth year following purchase; and (vi) 0% thereafter. Class B Shares of Intermediate Fund are subject to a CDSC of (i) 2.00% during the first year of purchase, (ii) 1.00% during the second and third years following purchase; and (iii) 0% thereafter. Class C Shares of each Fund are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares in this Part B. Except for the applicable CDSC or Limited CDSC, and with respect to the expedited payment by wire for which there may be a bank wiring cost, there is no fee charged for redemptions or repurchases, but such fees could be charged at any time in the future.

        Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of the other funds in the Delaware Investments family (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of shares from Class B of USA, Insured and National High-Yield Fund, the CDSC schedule for such Class may be higher than the CDSC schedule relating to New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held Original Shares is added to the period of time that an investor held New Shares. The automatic conversion schedule of Original Shares of Class B Shares of USA, Insured and National High-Yield Fund may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares USA, Insured and National High-Yield Fund shares for a longer period of time than if the investment in New Shares were made directly.

        Each Fund also reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and therefore may be refused.


SMALL ACCOUNTS
        Before a Fund involuntarily redeems shares from an account that, under the circumstances listed in the Prospectus, has remained below the minimum amounts required by the Funds' Prospectus and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than the minimum required and will be allowed 60 days from the date of notice to make an additional investment to meet the required minimum. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption. No CDSC or Limited CDSC will apply to the redemptions described in this paragraph.

                                      * * *

        Each Fund has made available certain redemption privileges, as described below. The Funds reserve the right to suspend or terminate these expedited payment procedures upon 60 days' written notice to shareholders.

WRITTEN REDEMPTION
        You can write to each Fund at 2005 Market Street, Philadelphia, PA 19103-7094 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

        Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

WRITTEN EXCHANGE
        You may also write to each Fund (at 2005 Market Street, Philadelphia, PA 19103-7094) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above and in the Prospectus.

TELEPHONE REDEMPTION AND EXCHANGE
        To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

        The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

        Neither the Funds nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

TELEPHONE REDEMPTION -- CHECK TO YOUR ADDRESS OF RECORD
        THE TELEPHONE REDEMPTION FEATURE IS A QUICK AND EASY METHOD TO REDEEM SHARES. You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

TELEPHONE REDEMPTION -- PROCEEDS TO YOUR BANK
        Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

TELEPHONE EXCHANGE
        The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

        The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MONEYLINE(SM) ON DEMAND
        You or your investment dealer may request redemptions of Fund shares by phone using MoneyLine(SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern Time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions. See MoneyLine(SM) On Demand under Investment Plans in this Part B.

SYSTEMATIC WITHDRAWAL PLANS
        Shareholders of Class A Shares, Class B Shares and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

        Checks are dated either the 1(st) or the 15(th) of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

        The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated.

        Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable CDSC, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the contingent deferred sales charge is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See Waivers of Contingent Deferred Sales Charges, below.

        An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

        Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine(SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for any this service; however, your bank may charge a fee.

        Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE
        For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares of USA Fund, Insured Fund and National High-Yield Fund are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission as described above.

        The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

        Redemptions of such Class A Shares held for more than two years (one year with respect to Intermediate Fund) will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period (one-year period with respect to Intermediate Fund) is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of a Fund or Class A Shares acquired in the exchange.

        In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

WAIVERS OF CONTINGENT DEFERRED SALES CHARGES

WAIVER OF LIMITED CONTINGENT DEFERRED SALES CHARGE -- CLASS A SHARES
        The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions from an account if the redemption results from the death of the registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; and (ii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Purchasing Shares in this Part B).

WAIVER OF CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES AND CLASS C SHARES
        The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; and (ii) distributions from an account if the redemption results from the death of the registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

        The CDSC of Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; and (ii) distributions from an account if the redemption results from the death of the registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

                                      * * *

        In addition, the Limited CDSC will be waived on Class A Shares and the CDSC will be waived on Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established.

DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS

        Each Fund declares a dividend to shareholders of each Class of the respective Fund's shares from net investment income on a daily basis. Dividends are declared each day the Funds are open and cash dividends are paid monthly. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. In determining daily dividends, the amount of net investment income for each Fund will be determined at the time the offering price and net asset value are determined (see Determining Offering Price and Net Asset Value in this Part B) and shall include investment income accrued by the respective Fund, less the estimated expenses of that Fund incurred since the last determination of net asset value. Gross investment income consists principally of interest accrued and, where applicable, net pro-rata amortization of premiums and discounts since the last determination. The dividend declared, as noted above, will be deducted immediately before the net asset value calculation is made. Net investment income earned on days when the Fund is not open will be declared as a dividend on the next business day.

        Each Class of shares of a Fund will share proportionately in the investment income and expenses of that Fund, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

        Dividends are automatically reinvested in additional shares of the paying Fund at net asset value, unless an election to receive dividends in cash has been made. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again. If a shareholder redeems an entire account, all dividends accrued to the time of the withdrawal will be paid by separate check at the end of that particular monthly dividend period, consistent with the payment and mailing schedule described above. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the United States Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

        Any distributions from net realized securities profits will be made annually during the quarter following the close of the fiscal year. Such distributions will be reinvested in shares, unless the shareholder elects to receive them in cash. The Funds will mail a quarterly statement showing a Class' dividends paid and all the transactions made during the period.

        Tax-Free Fund anticipates that most of USA, Insured and Intermediate Funds' dividends paid to shareholders will be exempt from federal income taxes. See Taxes in this Part B.

        Voyageur Mutual Funds anticipates that most of National High-Yield Fund's dividends paid to shareholders will be exempt from federal income taxes. See Taxes in this Part B.

JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 (JGTRRA)
        On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JGTRRA). The new law reduces the tax rate on dividends and capital gains to 15% (5% for taxpayers with income in the lower brackets; 0% for those taxpayers in 2008).

REDUCTION OF TAX RATE ON DIVIDENDS
        Qualifying dividends received by the Funds after December 31, 2002, will be taxed at a rate of 15% (5% for taxpayers with income in the lower brackets; 0% for these taxpayers in 2008). Prior law will apply for tax years beginning after December 31, 2008. Dividends paid on foreign corporation stocks that are readily tradable on U.S. securities markets are eligible for the lower rates.

        The amount of ordinary dividends qualifying for the lower tax rates that may be paid by a RIC for any tax year may not exceed the amount of the aggregate qualifying dividends received by the RIC, unless that aggregate is at least 95% of the RIC gross income (as specially computed), in which case the entire dividend qualifies. Obviously, money market and bond mutual fund distributions will generally not qualify.

        The lower tax rates are not available for dividends to the extent that the taxpayer is obligated to make related payments with respect to positions in substantially similar or related property (e.g., payments in lieu of dividends under a short sale). The capital gain rates also do not apply to (1) dividends received from an organization that was exempt from tax under Section 501 or was a tax-exempt farmers' cooperative in either the tax year of the distribution or the preceding tax year; (2) dividends received from a mutual savings bank that received a deduction under Section 591; or (3) deductible dividends paid on employer securities (i.e., under Section 404(k)).

        Owners whose shares are lent in short sales would not qualify for the lower rate. The lower tax rates would not apply under the law as enacted to "payments in lieu of dividends," which are received by someone whose stock is loaned to a short-seller. Brokerages have commonly lent stock out of margin accounts to short sellers, but may need to accommodate investors who do not want to receive unfavorable dividend treatment because their stock was lent out. Depending on the details of regulations that may be issued later this year, brokerages may decide to limit any such loans after 2003 to securities that are held in accounts owned by tax-indifferent parties, such as pension funds. The legislative history indicates that the Service is to be liberal in waiving penalties for failure to report substitute payments properly for payors who are making good-faith efforts to comply, but cannot reasonably do so given the time needed to update their systems.

REDUCTION OF TAX RATE ON CAPITAL GAINS
        Under JGTRRA, the top individual rate on adjusted net capital gain, which was generally 20% (10% for taxpayers in the 10% and 15% brackets), is reduced to 15% (5% for taxpayers with income in the lower brackets). These lower rates apply to both the regular tax and the alternative minimum tax. The lower rates apply to assets held more than one year. For taxpayers with income in the lower brackets, the 5% rate is reduced to 0% for 2008.

        The tax rate on short-term capital gains is unchanged, and they will continue to be taxed at the ordinary income rate. The capital gains changes apply to sales and exchanges (and installment payments received) on or after May 6, 2003, but not with respect to tax years beginning after December 31, 2008.

        The special tax rates for gains on assets held for more than five years (8% for taxpayers with income in the 10% and 15% brackets; 18% for other taxpayers with respect to assets purchased after 2000) have been repealed.

BACK-UP WITHHOLDING CHANGES
        Prior to the passage of JGTRRA the backup withholding rate for shareholders that did not provide taxpayer identification numbers was 30%. This rate has been reduced to 28%, retroactive to January 1, 2003.

TAXES

FEDERAL INCOME TAX ASPECTS
        Each Fund has qualified, and intends to continue to qualify, as a regulated investment company as defined under Subchapter M of the Code, as amended, so as not to be liable for federal income tax to the extent its earnings are distributed. The term "regulated investment company" does not imply the supervision of management or investment practices by any government agency. Each Fund is treated as a single tax entity, and any capital gains and losses for each Fund are calculated separately. The Funds have no fixed policy with regard to distributions of realized securities profits when such realized securities profits may be offset by capital losses carried forward. Currently, however, the Funds intend to offset realized securities profits to the extent of capital losses carried forward, if any.

        Distributions by a Fund representing net interest received on municipal bonds are considered tax-exempt income and are not includable by shareholders in gross income for federal income tax purposes. Although exempt from regular federal income tax, interest paid on certain types of municipal obligations is deemed to be a preference item under federal tax law and is subject to the federal alternative minimum tax. Distributions by a Fund representing net interest income received by the Fund from certain temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. government, its agencies and instrumentalities), accretion of market discount on tax-exempt bonds purchased by the Fund after April 30, 1993 and net short-term capital gains realized by the Fund, if any, will be taxable to shareholders as ordinary income and will not qualify for the deduction for dividends received by corporations. Distributions from long-term capital gains realized by a Fund, if any, will be taxable to shareholders as long-term capital gains regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gains rates. The tax status of dividends and distributions paid to shareholders will not be affected by whether they are paid in cash or in additional shares. The percentage of taxable income at the end of the year will not necessarily bear relationship to the experience over a shorter period of time. Shareholders of a Fund may incur a tax liability for federal, state and local taxes upon the sale or redemption of shares of the Fund. Tax-Free Fund has been advised by Counsel that if, under present tax laws, any amounts are paid to the Insured Fund in lieu of interest on tax-exempt bonds pursuant to the various insurance on the portfolio securities, they will be treated as tax-exempt income when distributed to shareholders.

        Section 265 of the Code provides that interest paid on indebtedness incurred or continued to purchase or carry obligations the interest on which is tax-exempt, and certain expenses associated with tax-exempt income, are not deductible. It is probable that interest on indebtedness incurred or continued to purchase or carry shares of a Fund is not deductible.

        The Funds may not be an appropriate investment for persons who are "substantial users" of facilities financed by "industrial development bonds" or for investors who are "related persons" thereof within the Code. Persons who are or may be considered "substantial users" should consult their tax advisors in this matter before purchasing shares of a Fund.

        The Funds intend to use the "average annual" method of allocation in the event a Fund realizes any taxable interest income. Under this approach, the percentage of interest income earned that is deemed to be taxable in any year will be the same for each shareholder who held shares of a Fund at any time during the year.

        Each Fund will inform its shareholders of the amount of their income dividends and capital gain distributions, and will advise them of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

        Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Delaware Investments fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

        Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

        All or any portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in a Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

        If you redeem some or all of your shares in a Fund, and then reinvest the redemption proceeds in a Fund or in another Delaware Investments fund within 12 months of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss on your redemption, all or a portion of the sales charge that you paid for your original shares in a Fund is excluded from your tax basis in the shares sold and added to your tax basis for the new shares.

        When Intermediate Fund or National High-Yield Fund writes a call or put option, an amount equal to the premium received by it is included in the Funds' Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date, or if the Funds enter into a closing purchase transaction, the Funds realize a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. Any such gain or loss is a short-term capital gain or loss for federal income tax purposes. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise of the option.

        The premium paid by Intermediate Fund or National High-Yield Fund for the purchase of a put option is recorded in the section of the Funds' Statement of Assets and Liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. If a put option which a Fund has purchased expires on the stipulated expiration date, the Fund realizes a capital loss for federal income tax purposes in the amount of the cost of the option. If a Fund sells the put option, it realizes a capital gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. However, since the purchase of a put option is treated as a short sale for federal income tax purposes, the holding period of the underlying security could be affected by such a purchase.

        The Code includes special rules applicable to listed options which Intermediate Fund or National High-Yield Fund may write, purchase or sell. Such options are classified as Section 1256 contracts under the Code. The character of gain or loss under a Section 1256 contract is generally treated as 60% long-term gain or loss and 40% short-term gain or loss. When held by a Fund at the end of a fiscal year, these options are required to be treated as sold at market value on the last day of the fiscal year for federal income tax purposes ("marked to market").

        Over-the-counter options are not classified as Section 1256 contracts and are not subject to the 60/40 gain or loss treatment or the "marked to market" rule. Any gains or losses recognized by Intermediate Fund or National High-Yield Fund from over-the-counter option transactions generally constitute short-term capital gains or losses.

        The initial margin deposits made when entering into futures contracts are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract will be reflected at the end of each day.

        Futures contracts held by a Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes. Any unrealized gain or loss on futures contracts will therefore be recognized and deemed to consist of 60% long-term capital gain or loss and 40% short-term capital gain or loss. Therefore adjustments are made to the tax basis in the futures contract to reflect the gain or loss recognized at year end.

        The Funds must each meet several requirements to maintain its status as a regulated investment company. Among these requirements are that at least 90% of its investment company taxable income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or disposition of securities; and, that at the close of each quarter of its taxable year at least 50% of the value of its assets consist of cash and cash items, government securities, securities of other regulated investment companies and, subject to certain diversification requirements, other securities. To avoid federal excise taxes, the Internal Revenue Code requires each Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its disclosures will be sufficient to eliminate all taxes at the Fund level.

        The Internal Revenue Service has ruled publicly that an Exchange-traded call option is a security for purposes of the 50% of assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

        The Funds may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Funds is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed to you by the Fund.

STATE AND LOCAL TAXES
        The exemption of distributions for federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. It is recommended that shareholders consult their tax advisors in this regard. The Funds will report annually for each Fund the percentage of interest income earned on municipal obligations on a state-by-state basis during the preceding calendar year. Shares of each Fund, also, will be exempt from Pennsylvania county personal property taxes.

INVESTMENT MANAGEMENT AGREEMENTS

        The Manager, located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to each Fund, subject to the supervision and direction of the Board of Trustees.

        The Manager and its predecessors have been managing the funds in Delaware Investments since 1938. On September 30, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $93.1 billion in assets in the various institutional or separately managed, investment company, and insurance accounts. The Manager is a series of Delaware Management Business Trust, which is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc.

        Each Fund's Investment Management Agreement is dated November 1, 1999 and was approved by the initial shareholder on that date. Each Agreement had an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the affected Fund, and only if the terms and the renewal thereof have been approved by vote of a majority of the trustees of each Fund who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement is terminable without penalty on 60 days' notice by the trustees of each Fund or by the Manager. Each Agreement will terminate automatically in the event of its assignment.

        The annual compensation paid by a Fund for investment management services under its Investment Management Agreement is equal to the following amount:

           INSURED FUND               0.50% on the first $500 million;
           INTERMEDIATE FUND          0.475% on the next $500 million;
                                      0.45% on the next $1.5 billion;
                                      0.425% on assets in excess of $2.5 billion

           USA FUND                   0.55% on the first $500 million;
           NATIONAL HIGH-YIELD FUND   0.50% on the next $500 million;
                                      0.45% on the next $1.5 billion;
                                      0.425% on assets in excess of $2.5 billion

        On August 31, 2004 the total net assets of each Fund were as follows:

                  USA FUND                    $ 484,372,255
                  INSURED FUND                $  63,115,392
                  INTERMEDIATE FUND           $ 100,391,838
                  NATIONAL HIGH-YIELD FUND    $  76,030,346

        The Manager makes and implements all investment decisions on behalf of the Funds. The Manager pays the Funds' rent and salaries of all trustees, officers and employees of the Funds who are affiliated with both the Managers and the Funds. On August 31, 2004, investment management fees paid for each Fund for the past three fiscal years were as follows:

FUND                    AUGUST 31, 2004     AUGUST 31, 2003     AUGUST 31, 2002
-------------------   ------------------  ------------------  ------------------
USA Fund              $ 2,714,203 earned  $ 2,867,232 earned  $ 2,934,179 earned
                      $ 2,442,229 paid    $ 2,345,976 paid    $ 2,330,354 paid
                      $ 271,974 waived    $ 521,256 waived    $ 603,825 waived
Insured Fund          $ 325,100 paid      $ 349,198 paid      $ 348,000 paid
Intermediate Fund     $ 454,402 earned    $ 235,080 earned    $ 156,880 earned
                      $ 325,211 paid      $ 133,248 paid      $ 111,732 paid
                      $ 129,191 waived    $ 101,832 waived    $ 45,148 waived
National High-Yield   $ 443,964 earned    $ 477,529 earned    $ 527,861 earned
 Fund                 $ 429,108 paid      $ 425,665 paid      $ 447,778 paid
                      $ 14,856 waived     $ 51,864 waived     $ 80,083 waived

        Except for those expenses borne by the Manager under the Investment Management Agreements and the Distributor under the Distribution Agreements, each Fund is responsible for all of its own expenses. Among others, these include the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

        The Manager has contracted to waive its annual management fees and pay expenses of the USA Fund, the Insured Fund, Intermediate Fund and National High-Yield Fund through October 31, 2005, in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.65%, 0.75%, 0.65% and 0.75% of average daily net assets, respectively.

        The Funds have formally delegated to the Manager, their investment advisor, the ability to make all proxy voting decisions in relation to portfolio securities held by the Funds. If and when proxies need to be voted on behalf of the Funds, the Manager will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Manager has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Manager's proxy voting process for the Funds. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Manager to vote proxies in a manner consistent with the goal of voting in the best interests of the Funds.

        In order to facilitate the actual process of voting proxies, the Manager has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the Funds and other Manager clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the Funds, ISS will create a record of the vote. Beginning no later than August 31, 2004, information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the Funds' website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

        The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Manager will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Manager will also vote against management's recommendation when it believes that such position is not in the best interests of the Funds.

        As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Funds. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) generally vote for debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved; (iv) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (v) generally vote against proposals to create a new class of common stock with superior voting rights; (vi) generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable;
(vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms;
(viii) votes with respect to management compensation plans are determined on a case-by-case basis; (ix) generally vote for reports on the level of greenhouse gas emissions from the company's operations and products; and (x) generally vote for proposals asking for a report on the feasibility of labeling products containing genetically modified ingredients.

        Because each Fund has delegated proxy voting to the Manager, each Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Manager does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Manager receives on behalf of the Funds are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Manager to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Manager during the proxy voting process. In the very limited instances where the Manager is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Manager or affiliated persons of the Manager. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Funds. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Funds.

DISTRIBUTION AND SERVICE
        The Distributor, Delaware Distributors, L.P. ("DDLP"), located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of each Fund's shares under separate Distribution Agreements dated April 19, 2001. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by each Fund on behalf of its Class A Shares, Class B Shares and Class C Shares under the 12b-1 Plans for each such Class. The Distributor is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH").

        Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of the Manager, serves as the Funds' financial intermediary wholesaler pursuant to a Second Amended and Restated Financial Intermediary Distribution Agreement with the Distributor dated August 21, 2003. LFD shall: (i) promote the sale of the Funds' shares through broker/dealers, financial advisors and other financial intermediaries (collectively, "Financial Intermediaries"); (ii) create messaging and packaging for certain non-regulatory sales and marketing materials related to the Funds; and (iii) produce such non-regulatory sales and marketing materials related to the Funds. The address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055.

        The rate of compensation, which is calculated and paid monthly, to LFD for the sales of shares of the retail funds of Delaware Investments Family of Funds (excluding the shares of Delaware VIP Trust series, money market funds and house accounts and shares redeemed within 30 days of purchase) is a non-recurring fee equal to the amount shown below:

                                                           Basis Points on Sales
                                                           ---------------------
Retail Mutual Funds (Class A, B and C Shares)                      0.50%

Merrill Lynch Connect Program                                      0.25%

Registered Investment Advisors and

H.D. Vest Institutional Classes                                    0.45%

Citigroup Global Capital Markets, Inc. (formerly Salomon
 Smith Barney) and Delaware International Value Equity
 Fund Class I Shares                                                  0%

        In addition to the non-recurring fee set forth above, the Distributor pays LFD a fee at the annual rate set forth below of the average daily net assets of Fund shares of the Delaware Investments retail funds outstanding and beneficially owned by shareholders through Financial Intermediaries, including those Fund shares sold before the date of this Agreement.

                                                           Basis Points on Sales
                                                           ---------------------
Retail Mutual Funds (including shares of money market
 funds and house accounts and shares redeemed within
 30 days of purchase)                                              0.04%

Merrill Lynch Connect Program                                         0%

Registered Investment Advisors and

H.D. Vest Institutional Classes                                    0.04%

Citigroup Global Capital Markets, Inc. (formerly Salomon
 Smith Barney) and Delaware International Value Equity
 Fund Class I Shares                                               0.04%

        The fees associated with LFD's services to the Funds are borne exclusively by the Distributor and not by the Funds.

        The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as each Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to Shareholder Services Agreements dated April 19, 2001. The Transfer Agent also provides accounting services to the Funds pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly-owned subsidiary of DMH.

        Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of each Fund. For purposes of pricing, each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.

OFFICERS AND TRUSTEES

        The business and affairs of the Funds are managed under the direction of their respective Boards of Trustees. Certain officers and trustees of the Funds hold identical positions in each of the other funds in the Delaware Investments family. As of November 30, 2004, Tax-Free Fund's officers and trustees owned less than 1% of the outstanding shares of each of USA Fund's, USA Insured Fund's and USA Intermediate Fund's classes. On November 30, 2004, Voyageur Mutual Fund's officers and trustees owned less than 1% of the outstanding shares of each of National High-Yield Fund's classes.

        As of December 2, 2004, management believes the following accounts held of record 5% or more of the outstanding shares of a Class. Management has no knowledge of beneficial ownership.

CLASS                             NAME AND ADDRESS OF ACCOUNT             SHARE AMOUNT   PERCENTAGE
------------------------------    -------------------------------------   ------------   ----------
Tax-Free USA Fund                 Merrill Lynch, Pierce, Fenner & Smith    167,776.450         9.45%
B Class                           For the sole benefit of its customers
                                  Attn: Fund Administration
                                  4800 Deer Lake Drive East, 2(nd)
                                  Floor Jacksonville, FL 32246-6484

Tax-Free USA Fund                 Merrill Lynch, Pierce, Fenner & Smith     93,549.210        18.72%
C Class                           For the sole benefit of its customers
                                  Attn: Fund Administration
                                  4800 Deer Lake Drive East, 2(nd)
                                  Floor Jacksonville, FL 32246-6484

Tax-Free Insured Fund             NFC FEBO                                  35,797.170         6.22%
B Class                           Clem Lyons
                                  126 Villita Street
                                  San Antonio, TX 78205-2735

Tax-Free USA Insured Fund         NFSC FEBO                                 49,659.110        24.97%
C Class                           Sue Dell Thoman
                                  4020 Ritamarie Drive
                                  Columbus, OH 43220-4927

                                  Merrill Lynch, Pierce, Fenner & Smith     31,639.830        15.91%
                                  Attn: Fund Administration
                                  4800 Deer Lake Drive East, 2(nd)
                                  Floor Jacksonville, FL 32246-6484

                                  Janney Montgomery Scott LLC               22,266.230        11.19%
                                  Victoria Sanger
                                  1801 Market Street
                                  Philadelphia, PA 19102-1628

Tax-Free USA Intermediate Fund    Merrill Lynch, Pierce, Fenner & Smith    893,345.080        12.39%
A Class                           For the sole benefit of its customers
                                  Attn: Fund Administration
                                  4800 Deer Lake Drive East, 2(nd)
                                  Floor Jacksonville, FL 32246-6484

Tax-Free USA Intermediate Fund    Merrill Lynch, Pierce, Fenner & Smith     93,620.240        29.08%
B Class                           For the sole benefit of its customers
                                  Attn: Fund Administration
                                  4800 Deer Lake Drive East, 2(nd)
                                  Floor Jacksonville, FL 32246-6484

CLASS                             NAME AND ADDRESS OF ACCOUNT             SHARE AMOUNT   PERCENTAGE
------------------------------    -------------------------------------   ------------   ----------
Tax-Free USA Intermediate Fund    Merrill Lynch, Pierce, Fenner & Smith    980,767.440        56.71%
C Class                           For the sole benefit of its customers
                                  Attn: Fund Administration
                                  4800 Deer Lake Drive East, 2(nd)
                                  Floor Jacksonville, FL 32246-6484

National High-Yield Municipal     First Clearing Corporation               403,544.630         7.14%
Tax-Free Fund                     Juanita M. Daly
A Class                           P.O. Box 9
                                  Big Arm, MT 59910-0009

National High-Yield Municipal     Merrill Lynch, Pierce, Fenner & Smith    289,980.370        20.36%
Tax-Free Fund                     For the sole benefit of its customers
B Class                           Attn: Fund Administration
                                  4800 Deer Lake Drive East, 2(nd)
                                  Floor Jacksonville, FL 32246-6484

National High-Yield Municipal     Merrill Lynch, Pierce, Fenner & Smith    145,475.710        29.44%
Tax-Free Fund                     For the sole benefit of its customers
C Class                           Attn: Fund Administration
                                  4800 Deer Lake Drive East, 2(nd)
                                  Floor Jacksonville, FL 32246-6484

                                  Raymond James & Assoc., Inc.              65,016.440        13.16%
                                  FBO Reagan Family
                                  880 Carillon Parkway
                                  St. Petersburg, FL 33716-1100

                                  First Clearing, LLC                       29,073.350         5.88%
                                  Arni L. Nashbar
                                  8911 Bloomfield Blvd.
                                  Sarasota, FL 34238-4452

        DMH Corp., Delaware Investments U.S., Inc., Delaware General Management, Inc. Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc., Delaware Management Trust Company, Delaware Management Business Trust, Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Management Company (a series of Delaware Management Business Trust), Delaware Capital Management (a series of Delaware Management Business Trust), Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Inc., Retirement Financial Services, Inc. and LNC Administrative Services, Inc. are direct or indirect subsidiaries of Delaware Management Holdings, Inc. ("DMH"). DMH is an indirect, wholly-owned subsidiary, and subject to the ultimate control, of Lincoln National Corporation. Lincoln National Corporation, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Investments is the marketing name for DMH and its subsidiaries.

        Trustees and principal officers of the Funds are noted below along with their ages and their business experience for the past five years.

                                                                                                NUMBER OF
                                                                                           PORTFOLIOS IN FUND
                                                                                            COMPLEX OVERSEEN
                         POSITION(S)                                                               BY           OTHER DIRECTORSHIPS
NAME, ADDRESS AND         HELD WITH      LENGTH OF TIME    PRINCIPAL OCCUPATION(S) DURING   TRUSTEE/DIRECTOR     HELD BY TRUSTEE/
BIRTHDATE                  FUND(S)           SERVED                 PAST 5 YEARS               OR OFFICER       DIRECTOR OR OFFICER
----------------------  --------------  -----------------  ------------------------------  ------------------  --------------------
INTERESTED TRUSTEES

JUDE T. DRISCOLL(2)       Chairman,         4 Years -          Since August 2000, Mr.              77                 None
2005 Market Street       President,     Executive Officer  Driscoll has served in various
Philadelphia, PA 19103      Chief                              executive capacities at
                          Executive     1 Year - Trustee     different times at Delaware
March 10, 1963           Officer and                                Investments(1)
                          Trustee(4)

                                                              Senior Vice President and
                                                              Director of Fixed-Income
                                                              Process - Conseco Capital
                                                                     Management
                                                              (June 1998 - August 2000)

-----------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

WALTER P. BABICH           Trustee          16 Years              Board Chairman -                  94                 None
2005 Market Street                                              Citadel Construction
Philadelphia, PA 19103                                               Corporation
                                                                  (1989 - Present)
October 1, 1927

JOHN H. DURHAM             Trustee          25 Years(3)           Private Investor                  94                Trustee -
2005 Market Street                                                                                                Abington Memorial
Philadelphia, PA 19103                                                                                                Hospital

August 7, 1937                                                                                                  President/Director -
                                                                                                                  22 WR Corporation

JOHN A. FRY               Trustee(4)         3 Year            President - Franklin &               77               Director -
2005 Market Street                                                Marshall College                                Community Health
Philadelphia, PA 19103                                          (June 2002 - Present)                                  Systems

May 28, 1960                                                 Executive Vice President -
                                                             University of Pennsylvania
                                                              (April 1995 - June 2002)

ANTHONY D. KNERR           Trustee          11 Years         Founder/Managing Director -            94                 None
2005 Market Street                                           Anthony Knerr & Associates
Philadelphia, PA 19103                                         (Strategic Consulting)
                                                                  (1990 - Present)
December 7, 1938

ANN R. LEVEN               Trustee          15 Years       Treasurer/Chief Fiscal Officer           94           Director and Audit
2005 Market Street                                            - National Gallery of Art                               Committee
Philadelphia, PA 19103                                              (1994 - 1999)                                   Chairperson -
                                                                                                                     Andy Warhol
November 1, 1940                                                                                                     Foundation

                                                                                                                     Director -
                                                                                                                    Systemax Inc.

                                                                                                NUMBER OF
                                                                                           PORTFOLIOS IN FUND
                                                                                            COMPLEX OVERSEEN
                         POSITION(S)                                                               BY           OTHER DIRECTORSHIPS
NAME, ADDRESS AND         HELD WITH      LENGTH OF TIME    PRINCIPAL OCCUPATION(S) DURING   TRUSTEE/DIRECTOR     HELD BY TRUSTEE/
BIRTHDATE                  FUND(S)           SERVED                 PAST 5 YEARS               OR OFFICER       DIRECTOR OR OFFICER
----------------------  --------------  -----------------  ------------------------------  ------------------  --------------------
INDEPENDENT TRUSTEES (continued)

THOMAS F. MADISON          Trustee          10 Years         President/Chief Executive             94               Director -
2005 Market Street                                         Officer - MLM Partners, Inc.                           Banner Health
Philadelphia, PA 19103                                      (Small Business Investing &
                                                                    Consulting)                                     Director -
February 25, 1936                                            (January 1993 - Present)                          Center Point Energy

                                                                                                                    Director -
                                                                                                                Digital River Inc.

                                                                                                                    Director -
                                                                                                                Rimage Corporation

JANET L. YEOMANS           Trustee           5 Years         Vice President/Mergers &              94                None
2005 Market Street                                                Acquisitions -
Philadelphia, PA 19103                                            3M Corporation
                                                             (January 2003 - Present)
July 31, 1948
                                                           Ms. Yeomans has held various
                                                            management positions at 3M
                                                              Corporation since 1983.

-----------------------------------------------------------------------------------------------------------------------------------

OFFICERS

JOSEPH H. HASTINGS       Executive Vice  Executive Vice     Mr. Hastings has served in             94                None(5)
2005 Market Street        President and   President and    various executive capacities
Philadelphia, PA 19103        Chief      Chief Financial  at different times at Delaware
                            Financial     Officer since             Investments
December 19, 1949            Officer     August 21, 2003

RICHELLE S. MAESTRO      Executive Vice    1 Year            Ms. Maestro has served in             94                None(5)
2005 Market Street         President,                      various executive capacities
Philadelphia, PA 19103     Chief Legal                    at different times at Delaware
                           Officer and                              Investments
November 26, 1957           Secretary

MICHAEL P. BISHOF          Senior Vice     8 Years           Mr. Bishof has served in              94                None(5)
2005 Market Street        President and                    various executive capacities
Philadelphia, PA 19103      Treasurer                     at different times at Delaware
                                                                    Investments

August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.
(3)     Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Driscoll and Mr. Fry are not Trustees of the funds of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.
(5) Mr. Hastings, Mr. Bishof and Ms. Maestro also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter and transfer agent as the registrant.

        Following is additional information regarding investment professionals affiliated with the Funds, along with their ages and their business experience for the past five years.

                                                                                             PRINCIPAL OCCUPATION(S) DURING PAST
NAME, ADDRESS AND BIRTHDATE      POSITION(S) HELD WITH THE FUNDS     LENGTH OF TIME SERVED                  5 YEARS
---------------------------    -----------------------------------   ---------------------   -----------------------------------
PATRICK P. COYNE                Executive Vice President/Managing       Since May, 1997           During the past five years,
2005 Market Street             Director/Head of Equity Investments                              Mr. Coyne has served in various
Philadelphia, PA 19103-7094                                                                    capacities at different times at
                                                                                                     Delaware Investments.
April 14, 1963

JOSEPH R. BAXTER                     Senior Vice President/                 5 Years               During the past five years,
2005 Market Street                  Senior Portfolio Manager/                                  Mr. Baxter has served in various
Philadelphia, PA 19103-7094       Head of Municipal Investments                                capacities at different times at
                                                                                                     Delaware Investments.
July 31, 1958

ROBERT F. COLLINS                Vice President/Senior Portfolio      Since June 25, 2004     Prior to June 25, 2004, Mr. Collins
2005 Market Street                           Manager                                          had served in various capacities as
Philadelphia, PA 19103-7094                                                                      a Vice President, Director of
                                                                                                  Portfolio Management of the
May 26, 1956                                                                                     Municipal Investment Group at
                                                                                                          PNC Advisors.

        The following table shows each Trustee's ownership of shares of the Funds and of all Delaware Investments funds as of December 31, 2003.

                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                            SECURITIES IN ALL REGISTERED INVESTMENT
                        DOLLAR RANGE OF EQUITY SECURITIES   COMPANIES OVERSEEN BY TRUSTEE IN FAMILY
NAME                               IN THE FUNDS                     OF INVESTMENT COMPANIES
--------------------    ---------------------------------   ---------------------------------------
Jude T. Driscoll                       none                            $10,001 - $50,000
Walter A. Babich                       none                              Over $100,000
John H. Durham                         none                              Over $100,000
John A. Fry                            none                              Over $100,000
Anthony D. Knerr                       none                            $10,001 - $50,000
Ann R. Leven                           none                              Over $100,000
Thomas F. Madison                      none                            $10,001 - $50,000
Janet L. Yeomans                       none                            $10,001 - $50,000

        The following is a compensation table listing for each Trustee entitled to receive compensation, the aggregate compensation received from the Funds and the total compensation received from all Delaware Investments funds for the fiscal year ended August 31, 2004 and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Directors/Trustees as of August 31, 2004. Only the independent trustees of the Funds receive compensation from the Funds.

                                                                                                          TOTAL
                                                                                                      COMPENSATION
                                                                                                        FROM THE
                      AGGREGATE                                  PENSION OR                            INVESTMENT
                    COMPENSATION           AGGREGATE        RETIREMENT BENEFITS   ESTIMATED ANNUAL    COMPANIES IN
                    FROM TAX-FREE     COMPENSATION FROM      ACCRUED AS PART OF     BENEFITS UPON       DELAWARE
NAME                    FUND        VOYAGEUR MUTUAL FUNDS      FUND EXPENSES        RETIREMENT(1)    INVESTMENTS(2)
-----------------   -------------   ---------------------   -------------------   ----------------   --------------
Walter P. Babich       $ 4,031              $ 538                   none              $ 70,000         $ 110,233
John H. Durham         $ 3,715              $ 497                   none              $ 70,000         $ 102,093
John A. Fry(3)         $ 3,912               none                   none              $ 70,000         $  97,027
Anthony D. Knerr       $ 3,954              $ 535                   none              $ 70,000         $ 109,466
Ann R. Leven           $ 4,327              $ 592                   none              $ 70,000         $ 120,650
Thomas F. Madison      $ 4,112              $ 565                   none              $ 70,000         $ 115,066
Janet L. Yeomans       $ 4,112              $ 565                   none              $ 70,000         $ 115,066

(1) Under the terms of the Delaware Group Retirement Plan for Trustees/Directors, each disinterested Trustee/Director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as Trustee/Director for a period equal to the lesser of the number of years that such person served as a Trustee/Director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible Trustee/Director retired as of August 30, 2003, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she serves as a trustee or director, based on the number of investment companies in the Delaware Investments family as of that date.
(2) Each independent Trustee/Director currently receives a total annual retainer fee of $70,000 for serving as a Trustee/Director for all 32 investment companies in Delaware Investments, plus $5,000 for each Board Meeting attended. The following compensation is in the aggregate from all investment companies in the complex. Members of the audit committee receive additional compensation of $2,500 for each meeting. Members of the nominating committee receive additional compensation of $1,700 for each meeting. In addition, the chairpersons of the audit and nominating committees each receive an annual retainer of $10,000 and $1,500, respectively. The Coordinating Trustee/Director of the Delaware Investments funds receives an additional retainer of $25,000.
(3)     John A. Fry does not serve on the Voyageur Mutual Funds Board of
        Trustees.

        The Board of Trustees has the following committees:

        Audit Committee: This committee monitors accounting and financial reporting policies and practices, and internal controls for the Delaware Investments funds. It also oversees the quality and objectivity of the Delaware Investments funds' financial statements and the independent audit thereof, and acts as a liaison between the Delaware Investments funds' independent registered public accounting firm and the full Board of Trustees. The Audit Committee of the Funds consists of the following three independent trustees appointed by the
Board: Ann R. Leven, Chairperson; Thomas F. Madison; and Jan L. Yeomans. The Audit Committee held 5 meetings during the Funds' last fiscal year.

        Nominating Committee: This committee recommends Board members, fills vacancies and considers the qualifications of Board members. The committee also monitors the performance of counsel for independent Trustees. The Nominating Committee will consider selections for Board of Directors nominations from shareholders. The Nominating Committee of the Funds currently consists of the following three trustees/directors appointed by the Board: Anthony D. Knerr, Chairperson; John H. Durham; and John A. Fry, all of whom are independent. The Nominating Committee held 7 meetings during the Funds' last fiscal year.

GENERAL INFORMATION

        The Funds are open-end management investment companies. Each Fund's portfolio of assets is nondiversified as defined by the 1940 Act. Delaware Group Tax-Free Fund was originally organized as a Maryland corporation on August 17, 1983. USA, Insured and Intermediate Funds are series of Tax-Free Fund. Voyageur Mutual Funds was originally organized as a Minnesota corporation in April 1993. National High-Yield Fund is one of several series of Voyageur Mutual Funds. The Funds were reorganized as Delaware business trusts on November 1, 1999.

        The Manager is the investment manager of each Fund. The Manager also provides investment management services to certain of the other funds in the Delaware Investments family. An affiliate of the Manager manages private investment accounts. While investment decisions for each Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for each Fund.

        The Board of Trustees is responsible for overseeing the performance of each Fund's investment advisor and determining whether to approve and/or renew each Fund's investment management agreements. When the Board considers whether to renew an investment management agreement, it considers various factors that include:

        The nature, extent and quality of the services provided by the investment advisor.

        The investment performance of the fund's assets managed by the investment advisor.

        The fair market value of the services provided by the investment advisor.

        Comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

The extent to which economies of scale would be realized as the fund grows.

        Other benefits accruing to the investment advisor or its affiliates from its relationship with the fund.

        The investment advisor's management of the operating expenses of each fund, such as transaction costs, including how Fund transactions for each fund are conducted and brokers are chosen.

        At its annual contract review meeting (the "Annual Meeting"), the Board of Trustees was presented with information concerning each Delaware Investments service provider to the Funds, including the Manager, the Distributor and the transfer agent, shareholder servicing agent and fund accountant. The Board reviewed materials provided by Delaware Investments concerning the level of service provided to the Funds and both the costs to the Funds and the profit to Delaware Investments. Throughout the prior year, the Board also received regular reports detailing performance, the current investment strategies for the Funds and Fund expenses. In addition, at the Annual Meeting the Board separately received and reviewed independent historical and comparative reports provided by Lipper, Inc. ("Lipper") that analyzed the Funds' performance over a ten-year period, as well as actual and contractual management and total expenses. The reports also provided comparative information for performance and expenses against the Funds' peer mutual funds. In addition to information pertaining to the Funds, the Board also received similar information concerning all of the other investment companies in the Delaware Investments Family of Funds.

        In reviewing the investment management agreements for the Funds, the Board of Trustees considered the Funds' performance relative to their performance goals, peers and benchmark, the investment process and controls used in managing the Funds, the Funds' fees and expenses relative to its peers, the experience and qualifications of personnel responsible for managing the Funds and quality of other services provided to the Funds in addition to investment advice.

        The Board met in executive session to consider the investment management agreements. The independent Trustees also met separately with Lipper. The Board believed that management had effectively communicated with the Board and had been very responsive to the issues raised by the Board during the previous year. The Board was pleased with the current staffing within the Funds' investment advisor during the past year, the emphasis on research, and the compensation system that had been implemented for investment advisory personnel. In particular, the Board noted that management had maintained and, in some instances, increased financial and personnel resources committed to fund management. The Board considered the overall benefits provided by Delaware Investments' strong corporate management and compliance oversight to all funds in the complex.

        In considering the investment performance of the Funds and of comparable mutual funds advised by Delaware, the Board looked at each Fund's performance relative to its peers and benchmark. The performance numbers excerpted from the materials reviewed by the Board below represent annualized total returns and are calculated using a Fund's daily net asset value. Performance numbers assume reinvestment of income distributions and capital gains on the ex-dividend date. The Funds' performance over the past one, three and five year periods ended February 29, 2004 and quartile ranking of each of the Funds compared by Lipper to their respective peer group is as follows. The Funds' performance is ranked within its Lipper Investment Classification/Objective. A fund with the highest performance is ranked first, and a fund with the lowest performance is ranked last. The performance quartile illustrates the quartile position of the Fund within its Lipper Investment Classification/Objective. For purposes of total return, the quartiles are defined as the first quartile is the highest or best 25%; the second quartile is the next 25%; the third quartile is the next 25%; and the fourth quartile is the lowest or worst 25%.

                                                       1 year          3 years          5 years
                                                   --------------   -------------   ---------------
Delaware Tax-Free USA Fund                                   7.84%           7.02%             5.28%
                                                     1st quartile    1st quartile      2nd quartile
Delaware Tax-Free Insured Fund                               5.54%           6.51%             5.31%
                                                     2nd quartile    2nd quartile      2nd quartile
Delaware Tax-Free USA Intermediate Fund                      7.14%           7.23%             5.92%
                                                     1st quartile    1st quartile      2nd quartile
Delaware National High-Yield Municipal Bond Fund             8.17%           5.91%             4.27%
                                                     2nd quartile    3rd quartile      1st quartile

        In considering the costs of the services to be provided and profits to be realized by Delaware, the Board considered the service fees charged to each Fund and the fair market value of the services provided by Delaware.

        The Board's objective is to limit the total expense ratio of the Funds to an acceptable range as compared to the median of a peer group of comparable mutual funds. The Board took into consideration management's agreement with that objective and the means of implementing that objective, which could include certain types of remedial actions as well as potential future voluntary or contractual expense caps.

        In considering the level of the Funds' expenses, the Board reviewed each Fund's current average for its peers. The Board looked at the advisory fees of each Fund compared to their peer groups and at overall levels of expenses for each of the Funds compared to its respective peer group. Each Fund's quartile rankings (as of each Fund's last fiscal year) for contractual management fees, actual management fees and total expenses were as follows. The fund's expenses are ranked within the Expense Group or Expense Universe. A fund with the lowest expense is ranked first, and a fund with the highest expense is ranked last. The expense quartile illustrates the position of the Fund within the Expense Group or Expense Universe. For purposes of expenses, the quartiles are defined as: the first quartile in the lowest or best 25%; the second quartile is the next 25%; the third quartile is the next 25%; and the fourth quartile is the highest or worst 25%.

                                                     Contractual       Actual
                                                     Management      Management
                                                        Fees            Fees          Total Expenses
                                                    ------------     -----------      --------------
Delaware Tax-Free USA Fund                              quartile        quartile            quartile
Delaware Tax-Free Insured Fund                          quartile        quartile            quartile
Delaware Tax-Free USA Intermediate Fund                 quartile        quartile            quartile
Delaware National High-Yield Municipal Bond Fund        quartile        quartile            quartile

        The Board found each Fund's fees to be appropriate after considering these factors and generally in line with fees charged to comparable funds in the industry.

        The Distributor acts as national distributor for each Fund and for the other mutual funds in the Delaware Investments family. The Distributor received net commissions from each Fund on behalf of its Class A Shares, after allowances to dealers, as follows:

                                      USA Fund A Class
                -----------------------------------------------------------
                                                   Total
                                   Amount of      Amounts          Net
                Fiscal           Underwriting    Reallowed     Commission
                Year Ended        Commission    To Dealers   to Distributor
                ----------       ------------   ----------   --------------
                8/31/04            $ 214,241    $ 186,232       $ 28,009
                8/31/03              286,187      246,754         39,433
                8/31/02              294,657      263,470         31,187

                                   Insured Fund A Class
                -----------------------------------------------------------
                                                  Total
                                   Amount of     Amounts          Net
                Fiscal           Underwriting   Reallowed      Commission
                Year Ended        Commission    to Dealers   to Distributor
                ----------       ------------   ----------   --------------
                8/31/04            $  62,430    $  54,366       $  8,064
                8/31/03              100,874       87,144         13,730
                8/31/02               45,460       38,642          6,818

                                  Intermediate Fund A Class
                -----------------------------------------------------------
                                                  Total
                                   Amount of     Amounts          Net
                Fiscal           Underwriting   Reallowed      Commission
                Year Ended        Commission    to Dealers   to Distributor
                ----------       ------------   ----------   --------------
                8/31/04            $ 122,559    $ 105,504       $ 17,055
                8/31/03              139,141      122,588         16,553
                8/31/02               45,451       38,827          6,624

                              National High-Yield Fund A Class
                -----------------------------------------------------------
                                                  Total
                                   Amount of     Amounts          Net
                Fiscal           Underwriting   Reallowed      Commission
                Year Ended        Commission    to Dealers   to Distributor
                ----------       ------------   ----------   --------------
                8/31/04             $ 79,210     $ 71,431        $ 7,779
                8/31/03               72,369       65,079          7,290
                8/31/02               46,020       39,164          6,856

        The Distributor received Limited CDSC payments with respect to Class A Shares as follows:

                                        Limited CDSC Payments
                         -----------------------------------------------------
                                                                     National
         Fiscal          USA Fund   Insured Fund   Intermediate    High-Yield
         Year Ended       A Class      A Class     Fund A Class   Fund A Class
         ----------      --------   ------------   ------------   ------------
         8/31/04         $      0     $      0       $      0       $      0
         8/31/03                0            0              0              0
         8/31/02            1,712            0          1,328              0

        The Distributor received CDSC payments with respect to Class B Shares as follows:

                                             CDSC Payments
                         -----------------------------------------------------
                                                                     National
         Fiscal          USA Fund   Insured Fund   Intermediate    High-Yield
         Year Ended       B Class      B Class     Fund B Class   Fund B Class
         ----------      --------   ------------   ------------   ------------
         8/31/04         $ 36,198     $ 25,556       $ 14,272       $ 36,434
         8/31/03           42,106       19,689          8,844         54,318
         8/31/02           95,284       35,022         10,407         49,051

        The Distributor received CDSC payments with respect to Class C Shares as follows:

                                             CDSC Payments
                         -----------------------------------------------------
                                                                     National
         Fiscal          USA Fund   Insured Fund   Intermediate    High-Yield
         Year Ended       C Class      C Class     Fund C Class   Fund C Class
         ----------      --------   ------------   ------------   ------------
         8/31/04         $    782     $    418       $  3,281       $    166
         8/31/03              448          483         14,489            856
         8/31/02            4,358          967          1,078            456

        The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for Each Fund and for the other mutual funds in the Delaware Investments Family of Funds. The Transfer Agent is paid a fee by each Fund for providing these services consisting of an annual per account charge for (i) each open and closed account on their records and each account held on a sub-accounting system maintained by firms that hold accounts on an omnibus basis ("Shareholder Accounts"); and (ii) each account on a retirement processing system ("Retirement Accounts"). These charges are as follows:

                    Shareholder Accounts  $21.25 Per Annum
                    Retirement Accounts   $30.00 Per Annum

        These charges are assessed monthly on a pro rata basis and determined by using the number of Shareholder and Retirement Accounts maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the disinterested trustees.

        The Transfer Agent also provides accounting services to each Fund. Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments Family of Funds for which it provides such accounting services. Such fee is equal to 0.025% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.020% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each Fund and the other mutual funds in the Delaware Investments Family of Funds, on an aggregate pro rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculation based on the type and number of classes per Fund.

        The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of Tax-Free Fund's advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause Tax-Free Fund to delete the words "Delaware Group" from Tax-Free Fund's name.

        JPMorgan Chase Bank ("JPMorgan"), 4 Chase Metrotech Center, Brooklyn NY 11245, is custodian of each of USA, Insured and Intermediate Fund's securities and cash. Mellon Bank, N.A. ("Mellon"), One Mellon Center, Pittsburgh, PA 15258, is custodian of National High-Yield Fund. As custodians for the Funds, JPMorgan and Mellon maintain a separate account or accounts for each respective Fund; receives, holds and releases portfolio securities on account of each Fund; makes receipts and disbursements of money on behalf of each respective Fund; and collects and receives income and other payments and distributions on account of each respective Fund's portfolio securities.

CAPITALIZATION
        Each Trust has a present unlimited authorized number of shares of beneficial interest with no par value allocated to each Class.

        Each Fund offers three classes of shares, each representing a proportionate interest in the assets of that Fund, and each having the same voting and other rights and preferences as the other classes, except that, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares of a Fund may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares of a Fund may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plans relating to its Class A Shares. General expenses of a Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Rule 12b-1 Plans of each Fund's Class A, Class B and Class C Shares will be allocated solely to those classes.

        Shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable, and, except as described above, have equal voting rights.

        Prior to May 2, 1994, Tax-Free USA Fund A Class was known as Tax-Free USA Fund, and prior to June 1, 1992, it was known as USA Series. Prior to May 2, 1994, Tax-Free Insured Fund A Class was known as Tax-Free Insured Fund, and prior to June 1, 1992, it was known as USA Insured Series. Prior to May 2, 1994, Tax-Free USA Intermediate Fund A Class was known as Tax-Free USA Intermediate Fund.

        Beginning August 16, 1999, the names of Tax-Free USA Fund, Tax-Free Insured Fund, Tax-Free USA Intermediate Fund and National High Yield Municipal Bond Fund changed to Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund, respectively. Corresponding changes have also been made to each Fund's classes.

        Effective as of November 1, 1999, the name of Delaware Group Tax-Free Fund, Inc. changed to Delaware Group Tax-Free Fund and the name of Voyageur Mutual Funds, Inc. changed to Voyageur Mutual Funds.

NONCUMULATIVE VOTING
        THE FUNDS' SHARES HAVE NONCUMULATIVE VOTING RIGHTS WHICH MEANS THAT THE HOLDERS OF MORE THAN 50% OF THE SHARES OF A TRUST VOTING FOR THE ELECTION OF TRUSTEES CAN ELECT ALL THE TRUSTEES IF THEY CHOOSE TO DO SO, AND, IN SUCH EVENT, THE HOLDERS OF THE REMAINING SHARES WILL NOT BE ABLE TO ELECT ANY TRUSTEES.

        This Part B does not include all of the information contained in the Registration Statement which is on file with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

        Ernst & Young LLP serves as the independent registered public accounting firm for the Funds and, in its capacity as such, audits the annual financial statements of each of the Funds. Each Fund's Statement of Net Assets, Statement of Assets and Liabilities (as applicable), Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, the Funds' independent registered public accounting firm, for the fiscal year ended August 31, 2004, are included in the Funds' Annual Report to shareholders. The financial statements, the notes relating thereto, the financial highlights and the report of Ernst & Young LLP, listed above are incorporated by reference from the Annual Report in this Part B.

     APPENDIX A - GENERAL CHARACTERISTICS AND RISKS OF OPTIONS AND FUTURES -
                 INTERMEDIATE FUND AND NATIONAL HIGH-YIELD FUND

        Conditions in the securities, futures and options markets will determine whether and in what circumstances the Fund will employ any of the techniques or strategies described below. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission (the "CFTC") and the federal tax requirements applicable to regulated investment companies. Transactions in options and futures contracts may give rise to income that is subject to regular federal income tax and, accordingly, in normal circumstances the Fund does not intend to engage in such practices to a significant extent.

        The use of futures and options, and the possible benefits and attendant risks, are discussed below.

        Futures Contracts and Related Options. The Fund may enter into contracts for the purchase or sale for future delivery (a "futures contract") of fixed-income securities or contracts based on financial indices including any index of securities in which the Fund may invest. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities, or the cash value of an index, called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities, or cash value of an index, at a specified price during a specified delivery period. The Fund may also purchase and sell (write) call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during, or at the termination of, the period specified in the terms of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it.

        Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual commitment is closed out before delivery without having to make or take delivery of the security. The offsetting of a contractual obligation is accomplished by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same period. The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the liquidity of the market. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. Where it is not possible to effect a closing transaction in a contract or to do so at a satisfactory price, the Fund would have to make or take delivery under the futures contract, or, in the case of a purchased option, exercise the option. The Fund would be required to maintain initial margin deposits with respect to the futures contract and to make variation margin payments until the contract is closed. The Fund will incur brokerage fees when they purchase or sell futures contracts.

        At the time a futures contract is purchased or sold, the Fund must deposit in a custodial account cash or securities as a good faith deposit payment (known as "initial margin"). It is expected that the initial margin on futures contracts the Fund may purchase or sell may range from approximately 1.5% to approximately 5% of the value of the securities (or the securities index) underlying the contract. In certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily in a process known as "marking to market." If the market value of the futures contract has changed, the Fund will be required to make or will be entitled to receive a payment in cash or specified high quality debt securities in an amount equal to any decline or increase in the value of the futures contract. These additional deposits or credits are calculated and required on a daily basis and are known as "variation margin."

        There may be an imperfect correlation between movements in prices of the futures contract the Fund purchases or sells and the portfolio securities being hedged. In addition, the ordinary market price relationships between securities and related futures contracts may be subject to periodic distortions. Specifically, temporary price distortions could result if, among other things, participants in the futures market elect to close out their contracts through offsetting transactions rather than meet variation margin requirements, investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions or if, because of the comparatively lower margin requirements in the futures market than in the securities market, speculators increase their participation in the futures market. Because price distortions may occur in the futures market and because movements in the prices of securities may not correlate precisely with movements in the prices of futures contracts purchased or sold by the Fund in a hedging transaction, even if Voyageur correctly forecasts market trends the Fund's hedging strategy may not be successful. If this should occur, the Fund could lose money on the futures contracts and also on the value of its portfolio securities.

        Although the Fund believes that the use of futures contracts and options thereon will benefit it, if the Manager's judgment about the general direction of securities prices or interest rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into futures contracts or purchased or sold options thereon. For example, if the Fund seeks to hedge against the possibility of an increase in interest rates, which generally would adversely affect the price of fixed-income securities held in its portfolio, and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its assets which it has hedged due to the decrease in interest rates because it will have offsetting losses in its futures positions. In addition, particularly in such situations, the Fund may have to sell assets from its portfolio to meet daily margin requirements at a time when it may be disadvantageous to do so.

        Options on Securities. The Fund may purchase and sell (write) options on securities, which options may be either exchange-listed or over-the-counter options. The Fund may write call options only if the call option is "covered." A call option written by the Fund is covered if the Fund owns the securities underlying the option or has a contractual right to acquire them or owns securities which are acceptable for escrow purposes. The Fund may write put options only if the put option is "secured." A put option written by the Fund is secured if the Fund, which is obligated as a writer of a put option, invests an amount, not less than the exercise price of a put option, in eligible securities.

        The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option; the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price which will usually exceed the then market value of the underlying security.

        The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

        Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

        The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

        An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

        The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

        The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

        The Fund may purchase and sell options that are exchange-traded or that are traded over-the-counter ("OTC options"). Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty with no clearing organization guarantee. Thus, when the Fund purchases OTC options, it must rely on the dealer from which it purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

        Although the Fund will enter into OTC options only with dealers that agree to enter into, and which are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. This may impair the Fund's ability to sell a portfolio security at a time when such a sale might be advantageous. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option. In the case of options written by the Fund, the inability to enter into a closing purchase transaction may result in material losses to the Fund.

        Regulatory Restrictions. To the extent required to comply with applicable SEC releases and staff positions, when entering into futures contracts or certain option transactions, such as writing a put option, the Fund will maintain, in a segregated account, cash or liquid high-grade securities equal to the value of such contracts. Compliance with such segregation requirements may restrict the Fund's ability to invest in intermediate- and long-term Tax Exempt Obligations.

        The Fund intend to comply with CFTC regulations and avoid "commodity pool operator" status. These regulations require that futures and options positions be used (a) for "bona fide hedging purposes" (as defined in the regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. The Fund currently does not intend to engage in transactions in futures contracts or options thereon for speculation.

        Accounting Considerations. When the Fund writes an option, an amount equal to the premium received by it is included in the Fund's Statement of Assets and Liabilities as a liability. The amount of the liability subsequently is marked to market to reflect the current market value of the option written. When the Fund purchases an option, the premium paid by the Fund is recorded as an asset and subsequently is adjusted to the current market value of the option.

APPENDIX B - DESCRIPTION OF RATINGS

GENERAL RATING INFORMATION

BONDS

        The ratings list below can be further described as follows. For all categories lower than Aaa, Moody's Investors Service, Inc. includes a "1," "2" or "3" following the rating to designate a high, medium or low rating, respectively. Similarly, for all categories lower than AAA, Standard & Poor's and Fitch, Inc. may add a "+" or "-" following the rating to characterize a higher or lower rating, respectively.

MOODY'S INVESTORS SERVICE, INC.   AAA       Highest quality, smallest degree of
                                            investment risk.

                                  AA        High quality; together with Aaa
                                            bonds, they compose the
                                            high-grade bond group.

                                  A         Upper- medium-grade obligations;
                                            many favorable investment
                                            attributes.

                                  BAA       Medium-grade obligations;
                                            neither highly protected nor
                                            poorly secured. Interest and
                                            principal appear adequate for
                                            the present, but certain
                                            protective elements may be
                                            lacking or may be unreliable
                                            over any great length of time.

                                  BA        More uncertain with speculative
                                            elements. Protective of
                                            interest and principal payments
                                            not well safeguarded in good
                                            and bad times.

                                  B         Lack characteristics of
                                            desirable investment;
                                            potentially low assurance of
                                            timely interest and principal
                                            payments or maintenance of
                                            other contract terms over time.

                                  CAA       Poor standing, may be in
                                            default; elements of danger
                                            with respect to principal or
                                            interest payments.

                                  CA        Speculative in high degree;
                                            could be in default or have
                                            other marked shortcomings.

                                  C         Lowest rated.  Extremely poor
                                            prospects of ever attaining
                                            investment standing.

STANDARD & POOR'S                 AAA       Highest rating; extremely strong
                                            capacity to pay principal and
                                            interest.

                                  AA        High quality; very strong capacity
                                            to pay principal and interest.

                                  A         Strong capacity to pay
                                            principal and interest;
                                            somewhat more susceptible to
                                            the adverse effects of changing
                                            circumstances and economic
                                            conditions.

                                  BBB       Adequate capacity to pay principal
                                            and interest; normally exhibit
                                            adequate protection parameters, but
                                            adverse economic conditions or
                                            changing circumstances more
                                            likely to lead to weakened
                                            capacity to pay principal and
                                            interest than for higher-rated
                                            bonds.

                                  BB, B,    Predominantly speculative with
                                  CCC, CC   respect to the issuer's capacity to
                                            meet required interest and principal
                                            payments. BB-lowest degree of
                                            speculation; CC-the highest degree
                                            of speculation. Quality and
                                            protective characteristics
                                            outweighed by large uncertainties or
                                            major risk exposure to adverse
                                            conditions.

                                  D         In default.

FITCH, INC.                       AAA       Highest quality; obligor has
                                            exceptionally strong ability to pay
                                            interest and repay principal, which
                                            is unlikely to be affected by
                                            reasonably foreseeable events.

                                  AA        Very high quality; obligor's
                                            ability to pay interest and
                                            repay principal is very strong.
                                            Because bonds rated in the AAA
                                            and AA categories are not
                                            significantly vulnerable to
                                            foreseeable future
                                            developments, short-term debt
                                            of these issuers is generally
                                            rated F-1+.

                                  A         High quality; obligor's ability
                                            to pay interest and repay
                                            principal is considered to be
                                            strong, but may be more
                                            vulnerable to adverse changes
                                            in economic conditions and
                                            circumstances than higher-rated
                                            bonds.

                                  BBB       Satisfactory credit quality;
                                            obligor's ability to pay
                                            interest and repay principal is
                                            considered adequate.
                                            Unfavorable changes in economic
                                            conditions and circumstances
                                            are more likely to adversely
                                            affect these bonds and impair
                                            timely payment. The likelihood
                                            that the ratings of these bonds
                                            will fall below investment
                                            grade is higher than for
                                            higher-rated bonds.

                                  BB, CCC Not investment grade; predominantly speculative with respect to the issuer's capacity to repay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB is the least speculative. C is the most speculative.


COMMERCIAL PAPER

MOODY'S                              S&P                               FITCH
-----------------------------------------------------------------------------------------------------------
P-1            Superior quality      A-1+   Extremely strong quality   F-1+    Exceptionally strong quality
                                     A-1    Strong quality             F-1     Very strong quality
P-2            Strong quality        A-2    Satisfactory quality       F-2     Good credit quality
P-3            Acceptable quality    A-3    Adequate quality           F-3     Fair quality
                                     B      Speculative quality        F-S     Weak credit quality
                                     C      Doubtful quality

STATE AND MUNICIPAL NOTES

MOODY'S                              S&P                               FITCH
-----------------------------------------------------------------------------------------------------------
MIG1/VMIG1     Best quality          SP1+   Very strong quality        F-1+    Exceptionally strong quality
                                     SP1    Strong grade               F-1     Very strong quality
MIG2/VMIG2     High quality          SP2    Satisfactory grade         F-2     Good credit quality
MIG3/VMIG3     Favorable quality                                       F-3     Fair credit quality
MIG4/VMIG4     Adequate quality
SG             Speculative quality   SP3    Speculative grade          F-S     Weak credit quality


EARNINGS AND DIVIDEND RANKINGS FOR COMMON STOCKS
        Standard & Poor's. The investment process involves assessment of various factors -- such as product and industry position, corporate resources and financial policy -- with results that make some common stocks more highly esteemed than others. In this assessment, Standard & Poor's believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

        Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.

        Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

        The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years -- a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic change in trend as they develop, and to encompass the full peak-to-peak range of the business cycle. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.

        Further, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for making exceptions where the score reflects an outstanding earnings-dividend record.

        The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

        A+   Highest          B+  Average          C  Lowest
        A    High             B   Below Average    D  In Reorganization
        A-   Above Average    B-  Lower

        NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

        The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments.

        A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-score stock may at times be so overpriced as to justify its sale, while a low-score stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

PREFERRED STOCK RATING

MOODY'S INVESTORS SERVICE, INC.   AAA       Considered to be a top-quality
                                            preferred stock.  This rating
                                            indicates good asset protection and
                                            the least risk of dividend
                                            impairment within the universe of
                                            preferred stocks.

                                  AA        Considered a high-grade preferred
                                            stock. This rating indicates that
                                            there is reasonable assurance that
                                            earnings and asset protection will
                                            remain relatively well maintained
                                            in the foreseeable future.

                                  A         Considered to be an upper-medium
                                            grade preferred stock. While risks
                                            are judged to be somewhat greater
                                            than in the "aaa" and "aa"
                                            classifications, earnings and asset
                                            protection are, nevertheless,
                                            expected to be maintained at
                                            adequate levels.

                                  BAA       Considered to be medium-grade,
                                            neither highly protected nor poorly
                                            secured. Earnings and asset
                                            protection appear adequate at
                                            present but may be questionable
                                            over any great length of time.

                                  BA        Considered to have speculative
                                            elements and its future cannot be
                                            considered well assured. Earnings
                                            and asset protection may be very
                                            moderate and not well safeguarded
                                            during adverse periods. Uncertainty
                                            of position characterizes preferred
                                            stocks in this class.

                                  B Generally lacks the characteristics of a desirable investment.
                                            Assurance of dividend payments and
                                            maintenance of other terms of the
                                            issue over any long period of time
                                            may be small.

                                  CAA Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

                                  CA Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

                                  C The lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S                 AAA       Has the highest rating that may be
                                            assigned by Standard & Poor's to a
                                            preferred stock issue and indicates
                                            an extremely strong capacity to pay
                                            the preferred stock obligations.

                                  AA        Qualifies as a high-quality fixed
                                            income security. The capacity to
                                            pay preferred stock obligations is
                                            very strong, although not as
                                            overwhelming as for issues rated
                                            "AAA."

                                  A         Backed by a sound capacity to pay
                                            the preferred stock obligations,
                                            although it is somewhat more
                                            susceptible to the adverse effects
                                            of changes in circumstances and
                                            economic conditions.

                                  BBB       Regarded as backed by an adequate
                                            capacity to pay the preferred stock
                                            obligations. Whereas it normally
                                            exhibits adequate protection
                                            parameters, adverse economic
                                            conditions or changing
                                            circumstances are more likely to
                                            lead to a weakened capacity to make
                                            payments for a preferred stock in
                                            this category than for issues in
                                            the "A" category.

                                  BB,B      Regarded, on balance, as
                                  CCC       predominantly speculative with
                                            respect to the issuer's capacity to
                                            pay preferred stock obligations.
                                            "BB" indicates the lowest degree of
                                            speculation and "CCC" the highest
                                            degree of speculation. While such
                                            issues will likely have some
                                            quality and protective
                                            characteristics, these are
                                            outweighed by large uncertainties
                                            or major risk exposures to adverse
                                            conditions.

                                  CC        Reserved for a preferred stock
                                            issue in arrears on dividends or
                                            sinking fund payments but that is
                                            currently paying.

                                  C         A non-paying issue.

                                  D         A non-paying issue with the issuer
                                            in default on debt instruments.

                                  NR        Indicates that no rating has been
                                            requested, that there is
                                            insufficient information on which
                                            to base a rating, or that S&P does
                                            not rate a particular type of
                                            obligation as a matter of policy.

                                     PART C

                                Other Information

Item 22.  Exhibits

          (a)  Agreement and Declaration of Trust.

               (1) Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 25 filed August 16, 1999.

               (2) Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 25 filed August 16, 1999.

          (b) By-Laws. Amended and Restated By-Laws (August 19, 2004) attached as Exhibit.

          (c)  Copies of All Instruments Defining the Rights of Holders.

               (1) Agreement and Declaration of Trust. Articles III, IV, V and VI of Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 25 filed August 16, 1999.

               (2)  By-Laws. Article II of By-Laws attached as Exhibit (b).

          (d) Investment Management Agreement. Executed Investment Management Agreement (November 1, 1999) between Delaware Management Company and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 27 filed October 27, 2000.

          (e) (1) Distribution Agreement. Executed Distribution Agreement (April 19, 2001) between Delaware Distributors, L.P. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 28 filed October 31, 2001.

               (2) Financial Intermediary Distribution Agreement. Executed Second Amended and Restated Financial Intermediary Distribution Agreement (August 21, 2003) between Delaware Distributions, L.P. and Lincoln Financial Distributions, Inc. on behalf of the Registrant attached as Exhibit.

               (3) Dealer's Agreement. Dealer's Agreement (January 2001) incorporated by reference into this filing by reference to Post-Effective Amendment No. 29 filed November 18, 2002.

               (4) Vision Mutual Fund Gateway(R) Agreement. Vision Mutual Fund Gateway Agreement (November 2000) incorporated by reference into this filing by reference to Post-Effective Amendment No. 29 filed November 18, 2002.

               (5) Registered Investment Advisers Agreement. Registered Investment Advisers Agreement (January 2001) incorporated by reference into this filing by reference to Post-Effective Amendment No. 29 filed November 18, 2002.

               (6) Bank/Trust Agreement. Bank/Trust Agreement (August 2004) attached as Exhibit.

          (f)  Inapplicable.

          (g)  Custodian Agreement.

               (1) Executed Global Custody Agreement (May 1, 1996) with JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 24 filed October 28, 1998.

                    (i) Executed Amendment (July 1, 2001) to the Global Custody Agreement with JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No. 29 filed November 18, 2002.

                    (ii) Executed Letter to add Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund and Delaware Tax-Free USA Intermediate Fund to Schedule A of the Global Custody Agreement with JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No. 24 filed October 28, 1998.

                    (iii)   Executed Amendment No. 1 to Schedule A (July 17,
                            2003) of the Global Custody Agreement with JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No. 30 filed October 31, 2003.

               (2) Executed Securities Lending Agreement (December 22, 1998) with JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No. 27 filed October 27, 2000.

                    (i) Executed Amendment (October 1, 2002) to the Securities Lending Agreement with JPMorgan Chase Bank incorporated by reference into this filing by reference to Post-Effective Amendment No. 29 filed November 18, 2002.

                    (ii)    Executed Amendment No. 1 to Schedule A (July 17,
                            2003) to the Securities Lending Agreement with JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No. 30 filed October 31, 2003.

          (h)  Other Material Contracts.

               (1) Executed Shareholder Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 28 filed October 31, 2001.

                    (i) Executed Letter Amendment to the Shareholder Services Agreement (August 23, 2002) incorporated into this filing by reference to Post-Effective Amendment No. 30 filed October 31, 2003.

                    (ii) Executed Schedule B (September 1, 2004) to Shareholder Services Agreement attached as Exhibit.

               (2) Executed Delaware Group of Funds Fund Accounting Agreement (August 19, 1996) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 22 filed October 30, 1996.

                    (i) Executed Amendment No. 28 (June 30, 2004) to Schedule A of the Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.

                    (ii) Executed Schedule B (May 16, 2002) to Delaware Group of Funds Fund Accounting Agreement incorporated by reference into this filing by reference to Post-Effective Amendment No. 29 filed November 18, 2002.

          (i) Opinion of Counsel. Incorporated into this filing by reference to Post-Effective Amendment No. 25 filed August 16, 1999.

          (j) Opinion and Consents of Independent Registered Public Accounting Firm. Attached as Exhibits.

          (k)  Inapplicable.

          (l) Undertaking of Initial Shareholders. Incorporated in this filing by reference to Pre-Effective Amendment No. 1 filed November 22, 1983.

          (m)  Plans under Rule 12b-1.

               (1) Plan under Rule 12b-1 for Class A (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 28 filed October 31, 2001.

               (2) Plan under Rule 12b-1 for Class B (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 28 filed October 31, 2001.

               (3) Plan under Rule 12b-1 for Class C (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 28 filed October 31, 2001.

          (n) Plan under Rule 18f-3. Plan under Rule 18f-3 (November 20, 2000) incorporated by reference into this filing by reference to Post-Effective Amendment No. 29 filed November 18, 2002.

          (o)  Inapplicable.

          (p)  Codes of Ethics.

               (1) Code of Ethics for Delaware Investments' Family of Funds (February 2004) attached as Exhibit.

               (2) Code of Ethics for Delaware Investments (Delaware Management Business Trust, Delaware Management Company and Delaware Distributors, L.P.) (February 2004) attached as Exhibit.

               (3) Code of Ethics for Lincoln Financial Distributors, Inc. (June 2004) attached as Exhibit.

          (q) Powers of Attorney. Powers of Attorney (August 21, 2003) incorporated into this filing by reference to Post-Effective Amendment No. 30 filed October 31, 2003.

Item 23.  Persons Controlled by or under Common Control with Registrant.  None.

Item 24. Indemnification. Article VI of the By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 25 filed August 16, 1999.

Item 25.  Business and Other Connections of Investment Advisor.

          Delaware Management Company (the "Manager"), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Investments family (Delaware Group Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Foundation Funds, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Money Fund, Delaware Pooled Trust, Delaware VIP Trust, Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax-Free Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Global Dividend and Income Fund, Inc., Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Insured Municipal Income Fund, Inc., Delaware Investments Florida Insured Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc. and Delaware Investments Minnesota Municipal Income Fund III, Inc.) as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees of the other Delaware Investments funds, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 26 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

          The following persons serving as directors or officers of the Manager have held the following positions during the past two years. Unless noted, the principal business address of the Manager is 2005 Market Street, Philadelphia, PA 19103-7094.

                                              POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
NAME AND PRINCIPAL BUSINESS ADDRESS*          POSITIONS & OFFICES HELD
------------------------------------          ---------------------------------------------------------------------------------
Jude T. Driscoll                              President/Chief Executive Officer of Delaware Management Company, Delaware
                                              Investment Advisers and Delaware Capital Management (each a series of Delaware
                                              Management Business Trust)

                                              Chairman/President/Chief Executive Officer of each fund in the Delaware
                                              Investments Family of Funds

                                              Chairman and Director of Delaware International Advisers Ltd.

                                              President/Chief Executive Officer and Director/Trustee of Delaware Management
                                              Holdings, Inc., DMH Corp, Delaware Investments U.S., Inc., Delaware General
                                              Management, Inc., Delaware Management Company, Inc., Delaware Service Company,
                                              Inc., Delaware Distributors, Inc., Retirement Financial Services, Inc., Delaware
                                              Management Business Trust, Delaware Distributors, L.P., Lincoln National
                                              Investment Companies, Inc. and LNC Administrative Services Corporation

                                              President of Delaware Lincoln Cash Management (a series of Delaware Management
                                              Business Trust)

                                              Director of HYPPCO Finance Company Ltd.

                                              POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
NAME AND PRINCIPAL BUSINESS ADDRESS*          POSITIONS & OFFICES HELD
------------------------------------          --------------------------------------------------------------------------------------
John C. E. Campbell                           Executive Vice President/Global Marketing & Client Services of Delaware
                                              Management Company (a series of Delaware Management Business Trust)

                                              Executive Vice President/Global Marketing Sales, Client Services & Product
                                              Development and President/Global Institutional Services of Delaware Investment
                                              Advisers (a series of Delaware Management Business Trust)

                                              Director of Delaware International Advisers Ltd.

Patrick P. Coyne                              Executive Vice President/Managing Director/Chief Investment Officer - Fixed
                                              Income of Delaware Management Company, Delaware Investment Advisers, Delaware Capital
                                              Management (each series of Delaware Management Business Trust), Delaware Management
                                              Holdings, Inc., Delaware Management Business Trust and Lincoln National Investment
                                              Companies, Inc.

                                              Executive Vice President/Managing Director/Head of Equity Investments of each fund in the Delaware Investments Family of Funds

                                              President and Director of Lincoln National Convertible Securities Fund, Inc. and
                                              Lincoln National Income Fund, Inc.

Joseph H. Hastings                            Executive Vice President/Interim Chief Financial Officer/Treasurer/Controller of
                                              Delaware Management Company, Delaware Capital Management, Delaware Lincoln Cash
                                              Management (each a series of Delaware Management Business Trust), Delaware
                                              Management Holdings, Inc., DMH Corp., Delaware Investments U.S., Inc., Delaware
                                              General Management, Inc., Delaware Management Company, Inc., Delaware Service
                                              Company, Inc., Delaware Management Business Trust, Lincoln National Investment
                                              Companies, Inc. and LNC Administrative Services Corporation

                                              Executive Vice President/Chief Financial Officer/Treasurer and Director of
                                              Delaware Management Trust Company

                                              Executive Vice President/Chief Financial Officer of Retirement Financial
                                              Services, Inc. and each fund in the Delaware Investments Family of Funds

                                              Executive Vice President/Interim Chief Financial Officer/Controller of Delaware
                                              Investment Advisers (a series of Delaware Management Business Trust)

                                              Executive Vice President of Delaware Distributors, Inc. and Delaware
                                              Distributors, L.P.

Joanne O. Hutcheson                           Executive Vice President/Chief Operating Officer of Delaware Management Company,
                                              Delaware Investment Advisers, Delaware Capital Management, Delaware Lincoln Cash
                                              Management (each a series of Delaware Management Business Trust), Delaware
                                              Management Holdings, Inc., DMH Corp., Delaware Investments U.S., Inc., Delaware
                                              General Management, Inc., Delaware Management Company, Inc., Delaware Management
                                              Business Trust and Lincoln National Investment Companies, Inc.

                                              Executive Vice President/Chief Operating Officer and Director of Delaware Service
                                              Company, Inc., Retirement Financial Services, Inc. and LNC Administrative
                                              Services Corporation

                                              Executive Vice President of Delaware Distributors, Inc., Delaware Distributors,
                                              L.P.

                                              Senior Vice President/Human Resources of Delaware Management Trust Company

                                              POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
NAME AND PRINCIPAL BUSINESS ADDRESS*          POSITIONS & OFFICES HELD
------------------------------------          --------------------------------------------------------------------------------------
Richelle S. Maestro                           Executive Vice President/General Counsel/Secretary of Delaware Management
                                              Company, Delaware Investment Advisers, Delaware Capital Management and Delaware
                                              Lincoln Cash Management (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                              Executive Vice President/General Counsel/Secretary and Director/Trustee of
                                              Delaware Management Holdings, Inc., DMH Corp., Delaware Investments U.S.,
                                              Delaware General Management, Inc., Delaware Management Company, Inc., Delaware
                                              Service Company, Inc., Delaware Distributors, Inc., Retirement Financial
                                              Services, Inc., Lincoln National Investment Companies, Inc. and LNC
                                              Administrative Services Corporation

                                              Senior Vice President/General Counsel/Secretary and Director/Trustee of Delaware
                                              Management Business Trust and Delaware Distributors, L.P.

                                              Senior Vice President/General Counsel/Secretary of Delaware Management Trust
                                              Company

                                              Vice President/General Counsel of Lincoln National Convertible Securities Fund,
                                              Inc. and Lincoln National Income Fund, Inc.

                                              General Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane,
                                              Philadelphia, PA.

See Yeng Quek                                 Executive Vice President/Managing Director/Chief Investment Officer - Fixed Income
                                              of Delaware Management Company, Delaware Investment Advisers and Delaware Lincoln Cash
                                              Management (each a series of Delaware Management Business Trust) and each fund in the
                                              Delaware Investments Family of Funds

                                              Executive Vice President/Managing Director/Chief Investment Officer - Fixed
                                              Income and Director/Trustee of Delaware Management Holdings, Inc., Delaware
                                              Management Business Trust and Lincoln National Investment Companies, Inc.

                                              Director/Trustee of DHM Corp., Delaware Investments U.S., Inc., Delaware
                                              Management Company, Inc., Delaware Service Company, Inc. and HYPPCO Finance
                                              Company Ltd.

Gerald S. Frey                                Managing Director/Chief Investment Officer - Growth Investing of Delaware
                                              Management Company, Delaware Investment Advisers, Delaware Capital Management
                                              (each a series of Delaware Management Business Trust), Delaware Management
                                              Holdings, Inc., Delaware Management Business Trust, Lincoln National Investments
                                              Companies, Inc. and each fund in the Delaware Investments Family of Funds

Douglas L. Anderson                           Senior Vice President/Operations of Delaware Management Company (a series of
                                              Delaware Management Business Trust), Delaware Service Company, Inc., Delaware
                                              Distributors, Inc., Retirement Financial Services, Inc. and Delaware
                                              Distributors, L.P

                                              Senior Vice President/Operations and Director of Delaware Management Trust Company

Robert L. Arnold                              Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                              Delaware Investment Advisers and Delaware Capital Management (each a series of
                                              Delaware Management Business Trust) and each fund in the Delaware Investments
                                              Family of Funds

                                              POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
NAME AND PRINCIPAL BUSINESS ADDRESS*          POSITIONS & OFFICES HELD
------------------------------------          --------------------------------------------------------------------------------------
Marshall T. Bassett                           Senior Vice President/Portfolio Manager of Delaware Management Company and
                                              Delaware Investment Advisers (each a series of Delaware Management Business Trust)

                                              Senior Vice President/Senior Portfolio Manager of each fund in the Delaware
                                              Investments Family of Funds

Christopher S. Beck                           Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                              Delaware Investment Advisers, Delaware Capital Management (each a series of
                                              Delaware Management Business Trust) and each fund in the Delaware Investments
                                              Family of Funds

Michael P. Bishof                             Senior Vice President/Investment Accounting of Delaware Management Company,
                                              Delaware Capital Management (each a series of Delaware Management Business
                                              Trust), Delaware Service Company, Inc. and Delaware Distributors, L.P.

                                              Senior Vice President/Treasurer/Investment Accounting of Delaware Investment
                                              Advisers (a series of Delaware Management Business Trust)

                                              Senior Vice President/Manager of Investment Accounting of Delaware International
                                              Advisers Ltd.,

                                              Senior Vice President/Treasurer of each fund in the Delaware Investments Family of Funds

                                              Chief Financial Officer of Lincoln National Convertible Securities Fund, Inc. and
                                              Lincoln National Income Fund, Inc.

Brian L. Murray, Jr.(1)                       Senior Vice President/Compliance Director of Delaware Management Company,
                                              Delaware Investment Advisers, Delaware Capital Management, Delaware Lincoln Cash
                                              Management (each a series of Delaware Management Business Trust

                                              Interim Chief Compliance Officer of each fund in the Delaware Investments Family of Funds

                                              Senior Vice President/Compliance Director/Assistant Secretary of Delaware
                                              Management Trust Company

Ryan K. Brist                                 Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                              Delaware Investment Advisers (each a series of Delaware Management Business
                                              Trust) and each fund in the Delaware Investments Family of Funds

                                              Executive Vice President/Managing Director/Co-Head - Fixed Income of Delaware
                                              Management Company, Delaware Investment Advisers and Delaware Lincoln Cash Management
                                              (each a series of Delaware Management Business Trust) and each fund in the Delaware
                                              Investments Family of Funds

                                              Vice President of Lincoln National Income Fund, Inc.

Timothy G. Connors                            Senior Vice President/Chief Investment Officer - Value Investing of Delaware
                                              Management Company, Delaware Investment Advisers (each a series of Delaware
                                              Management Business Trust), Delaware Management Holdings, Inc., Delaware
                                              Management Business Trust , Lincoln National Investment Companies, Inc. and each fund in the Delaware Investments Family of Funds

                                              POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
NAME AND PRINCIPAL BUSINESS ADDRESS*          POSITIONS & OFFICES HELD
------------------------------------          --------------------------------------------------------------------------------------
Nancy M. Crouse                               Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                              Delaware Investment Advisers (each a series of Delaware Management Business
                                              Trust)  and each fund in the Delaware Investment Family of Funds

George E. Deming                              Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                              Delaware Investment Advisers (each a series of Delaware Management Business
                                              Trust) and each fund in the Delaware Investments Family of Funds

                                              Director of Delaware International Advisers Ltd.

Robert J. DiBraccio                           Senior Vice President/Head of Equity Trading of Delaware Management Company,
                                              Delaware Investment Advisers and Delaware Capital Management (each a series of
                                              Delaware Management Business Trust)

John B. Fields                                Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                              Delaware Investment Advisers (each a series of Delaware Management Business
                                              Trust) and each fund in the Delaware Investments Family of Funds

                                              Trustee of Delaware Management Business Trust

Jonathan Hatcher                              Senior Vice President/Senior Fixed Income Analyst III of Delaware Management
                                              Company, Delaware Investment Advisers (each a series of Delaware Management
                                              Business Trust) and each fund in the Delaware Investments Family of Funds

                                              Vice President/Senior High Yield Analyst of Delaware Investment Advisers (a
                                              series of Delaware Management Business Trust)

John A. Heffern                               Senior Vice President/Portfolio Manager of Delaware Management Company and
                                              Delaware Investment Advisers (each a series of Delaware Management Business Trust)

                                              Senior Vice President/Senior Portfolio Manager of each fund in the Delaware
                                              Investments Family of Funds

Carolyn McIntyre(2)                           Senior Vice President/Human Resources of Delaware Management Company, Delaware
                                              Investment Advisers, Delaware Capital Management, Delaware Lincoln Cash
                                              Management (each a series of Delaware Management Business Trust), Delaware
                                              Management Holdings, Inc., DMH Corp., Delaware General Management, Inc., Delaware
                                              Management Business Trust and Lincoln National Investment Companies, Inc.

Susan L. Natalini                             Senior Vice President/Global Marketing & Client Services of Delaware Management
                                              Company and Delaware Investment Advisers (each a series of Delaware Management
                                              Business Trust)

Francis X. Morris                             Director - Fundamental Research/Senior Portfolio Manager of Delaware Management
                                              Company (a series of Delaware Management Business Trust)

                                              Senior Vice President/Senior Portfolio Manager of Delaware Investment Advisers (a
                                              series of Delaware Management Business Trust) and each fund in the Delaware
                                              Investments Family of Funds

                                              Vice President/Senior Portfolio Manager of Delaware General Management, Inc.

                                              Vice President/Senior Equity Analyst of Delaware Capital Management (a series of
                                              Delaware Management Business Trust)

John J. O'Connor                              Senior Vice President/Investment Accounting of Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Service Company, Inc.

                                              Senior Vice President/Investment Accounting/Assistant Treasurer of Delaware
                                              Investment Advisers (a series of Delaware Management Business Trust)

                                              Senior Vice President/Assistant Treasurer of each fund in the Delaware
                                              Investments Family of Funds

                                              POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
NAME AND PRINCIPAL BUSINESS ADDRESS*          POSITIONS & OFFICES HELD
------------------------------------          --------------------------------------------------------------------------------------
Philip R. Perkins(3)                          Senior Vice President/Senior Portfolio Manager of Delaware Management Company and
                                              Delaware Investment Adviser (each a series of Delaware Management Business Trust)

Timothy L. Rabe                               Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                              Delaware Investment Advisers (each a series of Delaware Management Business
                                              Trust)  and each fund in the Delaware Investments Family of Funds

Paul M. Ross                                  Senior Vice President/Global Marketing & Client Services of Delaware Management
                                              Company and Delaware Investment Advisers (each a series of Delaware Management
                                              Business Trust)

James L. Shields                              Senior Vice President/Chief Information Officer of Delaware Management Company,
                                              Delaware Investment Advisers, Delaware Capital Management (each a series of
                                              Delaware Management Business Trust), Delaware Service Company, Inc., Retirement
                                              Financial Services, Inc. and Delaware Distributors, L.P.

David Starer(4)                               Senior Vice President/Portfolio Manager/Senior Equity Analyst of Delaware
                                              Management Company, Delaware Investment Advisers (each a series of Delaware
                                              Management Business Trust) and each fund in the Delaware Investments Family of
                                              Funds

Ward W. Tatge                                 Senior Vice President/Director of Fixed Income Research of Delaware Management
                                              Company, Delaware Investment Advisers (each a series of Delaware Management
                                              Business Trust) and each fund in the Delaware Investments Family of Funds

Gary T. Abrams                                Vice President/Equity Trader of Delaware Management Company and Delaware
                                              Investment Advisers (each a series of Delaware Management Business Trust)

Christopher S. Adams                          Vice President/Portfolio Manager/Senior Equity Analyst of Delaware Management
                                              Company (a series of Delaware Management Business Trust) and each fund in the
                                              Delaware Investments Family of Funds

                                              Vice President/Senior Equity Analyst I of Delaware Investment Advisers (a series of Delaware Management Business Trust)

Renee E. Anderson                             Vice President/Portfolio Manager/Senior Equity Analyst II of Delaware Management
                                              Company (a series of Delaware Management Business Trust) and each fund in the
                                              Delaware Investments Family of Funds

Damon J. Andres                               Vice President/Senior Fixed Income Portfolio Manager I of Delaware Management
                                              Company (a series of Delaware Management Business Trust)

                                              Vice President/Senior Portfolio Manager of each fund in the Delaware Investments
                                              Family of Funds

                                              Vice President/Portfolio Manager of Delaware Investment Advisers (a series of
                                              Delaware Management Business Trust)

                                              Vice President of Lincoln National Convertible Securities Fund, Inc.

Joseph Baxter                                 Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                              Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

Richard E. Biester                            Vice President/Equity Trader of Delaware Management Company and Delaware
                                              Investment Advisers (each a series of Delaware Management Business Trust)

Vincent A. Brancaccio                         Vice President/Senior Equity Trader of Delaware Management Company and Delaware
                                              Investment Advisers (each a series of Delaware Management Business Trust)

Michael P. Buckley                            Vice President/Portfolio Manager/Director of Municipal Research of Delaware
                                              Management Company and Delaware Investment Advisers (each a series of Delaware
                                              Management Business Trust)

                                              Vice President/Portfolio Manager/Senior Municipal Bond Analyst of each fund in the
                                              Delaware Investments Family of Funds

                                              POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
NAME AND PRINCIPAL BUSINESS ADDRESS*          POSITIONS & OFFICES HELD
------------------------------------          --------------------------------------------------------------------------------------
MaryEllen M. Carrozza                         Vice President/Client Services of Delaware Management Company, Delaware
                                              Investment Advisers (each a series of Delaware Management Business Trust),
                                              Delaware General Management, Inc. and each fund in the Delaware Investments
                                              Family of Funds

Stephen R. Cianci                             Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                              Delaware Investment Advisers (each a series of Delaware Management Business
                                              Trust) and each fund in the Delaware Investments Family of Funds

                                              Vice President/Portfolio Manager of Delaware Capital Management (a series of
                                              Delaware Management Business Trust)

David F. Connor                               Vice President/Deputy General Counsel/Assistant Secretary of Delaware Management
                                              Company, Delaware Investment Advisers, Delaware Capital Management, Delaware
                                              Lincoln Cash Management (each a series of Delaware Management Business Trust),
                                              Delaware Management Holdings, Inc., DMH Corp., Delaware Investments U.S., Inc.,
                                              Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware
                                              Distributors, Inc. Retirement Financial Services, Inc., Delaware Management Trust
                                              Company, Delaware Management Business Trust, Delaware Distributors, L.P., Lincoln
                                              National Investment Companies, Inc., LNC Administrative Services Corporation and
                                              each fund in the Delaware Investments Family of Funds

                                              Secretary of Lincoln National Convertible Securities Fund, Inc. and Lincoln
                                              National Income Fund, Inc.

Scott E. Decatur(5)                           Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                              Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investment Family of Funds

Joseph F. DeMichele                           Vice President/High Grade Trading of Delaware Management Company (a series of
                                              Delaware Management Business Trust)

                                              Vice President/Senior High Grade Trading of Delaware Investment Advisers (a
                                              series of Delaware Management Business Trust)

Joel A. Ettinger                              Vice President/Taxation of Delaware Management Company, Delaware Investment
                                              Advisers, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of Delaware Management Business Trust), Delaware Management Holdings,
                                              Inc., DMH Corp., Delaware General Management, Inc., Delaware Management Company,
                                              Inc., Delaware Service Company, Inc., Delaware Distributors, Inc. Retirement
                                              Financial Services, Inc., Delaware Management Business Trust, Delaware
                                              Distributors, L.P., Lincoln National Investment Companies, Inc., LNC
                                              Administrative Services Corporation and each fund in the Delaware Investments
                                              Family of Funds

Phoebe W. Figland                             Vice President/Investment Accounting of Delaware Management Company (a series of
                                              Delaware Management Business Trust), Delaware Service Company, Inc. and each fund in the Delaware Investments Family of Funds

Joseph Fiorilla                               Vice President/Trading Operations of Delaware Management Company and Delaware
                                              Investment Advisers (each a series of Delaware Management Business Trust)

Charles E. Fish                               Vice President/Senior Equity Trader of Delaware Management Company and Delaware
                                              Investment Advisers (each a series of Delaware Management Business Trust)

Clifford M. Fisher(6)                         Vice President/Senior Bond Trader of Delaware Management Company and Delaware
                                              Investment Advisers (each a series of Delaware Management Business Trust)

Denise A. Franchetti                          Vice President/Portfolio Manager/Municipal Bond Credit Analyst of Delaware
                                              Management Company, Delaware Investment Advisers (each a series of Delaware
                                              Management Business Trust) and each fund in the Delaware Investments Family of
                                              Funds

                                              POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
NAME AND PRINCIPAL BUSINESS ADDRESS*          POSITIONS & OFFICES HELD
------------------------------------          --------------------------------------------------------------------------------------
Brian Funk                                    Vice President/High Yield Analyst of Delaware Management Company, Delaware
                                              Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

James A. Furgele                              Vice President/Investment Accounting of Delaware Management Company, Delaware
                                              Investment Advisers (each a series of Delaware Management Business Trust),
                                              Delaware Service Company, Inc. and each fund in the Delaware Investments Family of Funds

Brent C. Garrells                             Vice President/ High Yield Analyst of Delaware Management Company, Delaware
                                              Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

Daniel V. Geatens                             Vice President/Investment Accounting of Delaware Management Company (a series of
                                              Delaware Management Business Trust), Delaware Service Company, Inc. and each fund in the Delaware Investments Family of Funds

Stuart M. George                              Vice President/Equity Trader of Delaware Management Company and Delaware
                                              Investment Advisers (each a series of Delaware Management Business Trust)
Barry Gladstein                               Vice President/Portfolio Analyst of Delaware Management Company and Delaware
                                              Investment Advisers (a series of Delaware Management Business Trust)

                                              Vice President/Equity Analyst of Delaware Capital Management (a series of
                                              Delaware Management Business Trust) and each fund in the Delaware Investments
                                              Family of Funds

Paul Grillo                                   Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                              Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                              Vice President/Portfolio Manager of Delaware Capital Management (a series of
                                              Delaware Management Business Trust)

Brian T. Hannon                               Vice President/Equity Analyst of Delaware Management Company, Delaware Investment
                                              Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

Jonathan Hatcher(7)                           Vice President/Senior High Yield Trader of Delaware Management Company (a series of Delaware Management Business Trust)

                                              Vice President/Senior High Yield Analysis of Delaware Investment Advisers (a
                                              series of Delaware Management Business Trust)

Jeffrey W. Hynoski                            Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                              Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

Cynthia Isom                                  Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                              Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

Kenneth R. Jackson                            Vice President/Equity Analyst of Delaware Management Company, Delaware Investment
                                              Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

Steven T. Lampe                               Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                              Investment Advisers, Delaware Capital Management (each a series of Delaware
                                              Management Business Trust) and each fund in the Delaware Investments Family of
                                              Funds

                                              POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
NAME AND PRINCIPAL BUSINESS ADDRESS*          POSITIONS & OFFICES HELD
------------------------------------          --------------------------------------------------------------------------------------
Kevin S. Lee                                  Vice President/Assistant Controller of Delaware Management Company, Delaware
                                              Investment Advisers, Delaware Capital Management, Delaware Lincoln Cash
                                              Management (each a series of Delaware Management Business Trust), Delaware
                                              Management Holdings, Inc., DMH Corp., Delaware Investments U.S., Inc., Delaware
                                              General Management, Inc., Delaware Management Company, Inc., Delaware Service
                                              Company, Inc., Delaware Distributors, Inc. Retirement Financial Services, Inc.,
                                              Delaware Management Trust Company, Delaware Management Business Trust, Delaware
                                              Distributors, L.P., Lincoln National Investment Companies, Inc., LNC
                                              Administrative Services Corporation and LNC Administrative Services Corporation

Andrew M. McCullagh, Jr.                      Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                              Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

Michael S. Morris                             Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                              Investment Advisers (each a series of Delaware Management Business Trust)

                                              Vice President/Senior Equity Analyst of each fund in the Delaware Investments
                                              Family of Funds

John R. Murray                                Vice President/Senior Equity Analyst of Delaware Management Company (a series of
                                              Delaware Management Business Trust)

David P. O'Connor                             Vice President/Associate General Counsel/Assistant Secretary of Delaware
                                              Management Company, Delaware Investment Advisers, Delaware Capital Management,
                                              Delaware Lincoln Cash Management (each a series of Delaware Management Business
                                              Trust), Delaware Management Holdings, Inc., DMH Corp., Delaware Investments U.S.,
                                              Inc., Delaware General Management, Inc., Delaware Management Company, Inc.,
                                              Delaware Service Company, Inc., Delaware Distributors, Inc. Retirement Financial
                                              Services, Inc., Delaware Management Business Trust, Delaware Distributors, L.P.,
                                              Lincoln National Investment Companies, Inc., LNC Administrative Services
                                              Corporation and each fund in the Delaware Investments Family of Funds

Philip O. Obazee(8)                           Vice President/Derivatives Manager of Delaware Management Company, Delaware
                                              Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

Donald G. Padilla                             Vice President/Equity Analyst II of Delaware Management Company and Delaware
                                              Investment Advisers (each a series of Delaware Management Business Trust)

                                              Vice President/Equity Analyst of each fund in the Delaware Investments Family of
                                              Funds

Richard Salus                                 Vice President/Deputy Controller of Delaware Management Company, Delaware
                                              Investment Advisers, Delaware Capital Management, Delaware Lincoln Cash
                                              Management (each a series of Delaware Management Business Trust), Delaware
                                              Management Holdings, Inc., DMH Corp., Delaware Investments U.S., Inc., Delaware
                                              General Management, Inc., Delaware Management Company, Inc., Lincoln National
                                              Investment Companies, Inc., LNC Administrative Services Corporation and LNC
                                              Administrative Services Corporation

                                              Vice President/Assistant Controller of Delaware Service Company, Inc., Delaware
                                              Distributors, Inc., Retirement Financial Services, Inc., Delaware Management
                                              Trust Company, Delaware Management Business Trust and Delaware Distributors, L.P.

                                              POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS AFFILIATES AND OTHER
NAME AND PRINCIPAL BUSINESS ADDRESS*          POSITIONS & OFFICES HELD
------------------------------------          --------------------------------------------------------------------------------------
Kevin C. Schildt                              Vice President/Senior Municipal Credit Analyst of Delaware Management Company and
                                              Delaware Investment Advisers (each a series of Delaware Management Business Trust)

                                              Vice President/Senior Research Analyst of each fund in the Delaware Investments
                                              Family of Funds
Richard D. Seidel                             Vice President/Assistant Controller/Manager - Payroll of Delaware Management
                                              Company, Delaware Investment Advisers, Delaware Lincoln Cash Management (each a series of Delaware Management Business Trust), Delaware Investments, U.S.,
                                              Delaware General Management, Inc., Delaware Management Company, Inc., Delaware
                                              Distributors, Inc., Retirement Financial Services, Inc., Delaware Management
                                              Business Trust, Lincoln Investment Companies, Inc. and LNC Administrative
                                              Services Corporation

                                              Vice President/Assistant Treasurer of Delaware Capital Management (a series of
                                              Delaware Management Business Trust), Delaware Management Holdings, Inc., DHM
                                              Corp., Delaware Service Company, Inc. and Delaware Distributors, L.P.

Brenda L. Sprigman                            Vice President/Business Manager - Fixed Income of Delaware Management Company and
                                              Delaware Investment Advisers (each a series of Delaware Management Business Trust)

Matthew J. Stephens                           Vice President/Senior High Grade Analyst of Delaware Management Company, Delaware
                                              Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

Michael T. Taggart                            Vice President/Facilities & Administrative Services of Delaware Management
                                              Company, Delaware Investment Advisers (each a series of Delaware Management
                                              Business Trust), Delaware Service Company, Inc., Delaware Distributors, Inc. and
                                              Delaware Distributors, L.P.

Matthew Todorow(9)                            Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                              Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

Lori P. Wachs                                 Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                              Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

Laura Wagner                                  Vice President/Investment Accounting of Delaware Management Company (a series of
                                              Delaware Management Business Trust), Delaware Service Company, Inc. and each fund in the Delaware Investments Family of Funds

Chris Welker                                  Vice President/Senior High Grade Trader of Delaware Management Company and
                                              Delaware Investment Advisers (each a series of Delaware Management Business Trust)

James J. Wright                               Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                              Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

(1) ASSOCIATE CORPORATE COUNSEL, Franklin Templeton Investments, 1998-2002.
(2) HEAD OF HUMAN RESOURCES, Lincoln Life, 2001-2003.
(3) MANAGING DIRECTOR/GLOBAL MARKETS, Deutsche Bank, 1998-2003.
(4) SENIOR QUANTITATIVE ANALYST, Jacobs Levy Equity Management, 1996-2001.
(5) QUANTITATIVE INVESTMENT PROFESSIONAL, Grantham, Mayo, VanOtterloo & Co., 1997-2002.
(6) VICE PRESIDENT/MUNICIPAL BOND, Advest, Inc., 1999-2002.
(7) SENIOR RESEARCH ANALYST, Strong Capital Management, 2000-2002.
(8) VICE PRESIDENT/QUANTITATIVE RESEARCH GROUP, First Union Capital Markets Corporation, 1998-2001.
(9) EXECUTIVE DIRECTOR/PORTFOLIO MANAGER, Morgan Stanley Investment Management, 1994-2003.

Item 26.  Principal Underwriters.

                  (a)(1) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments Family of Funds.

                  (b)(1) Information with respect to each officer or partner of the principal underwriter and the Registrant is provided below. Unless noted, the principal business address of Delaware Distributors, L.P. is 2005 Market Street, Philadelphia, PA 19103-7094.


NAME & PRINCIPAL BUSINESS ADDRESS   POSITIONS & OFFICES WITH UNDERWRITER      POSITIONS & OFFICES WITH REGISTRANT
---------------------------------   ---------------------------------------   ----------------------------------------
Delaware Distributors, Inc.         General Partner                           None

Delaware Capital Management         Limited Partner                           None

Delaware Investment Advisers        Limited Partner                           None

Kevin J. Lucey                      President/Chief Executive Officer         None

Joseph H. Hastings                  Executive Vice President                  Executive Vice President/Chief
                                                                              Financial Officer

Joanne O. Hutcheson                 Executive Vice President                  None

Richelle S. Maestro                 Executive Vice President/General          Executive Vice President/General
                                    Counsel/ Secretary                        Counsel/ Secretary (Chief Legal Officer)

Philip N. Russo                     Executive Vice President/Chief            None
                                    Financial Officer

Diane M. Anderson                   Senior Vice President/Retirement          None
                                    Operations

Douglas L. Anderson                 Senior Vice President/Operations          None

Michael P. Bishof                   Senior Vice President/Investment          Senior Vice President/Treasurer
                                    Accounting

Thomas M. McConnell                 Senior Vice President/Senior 529 Plans    None
                                    Product Manager

Carolyn McIntyre                    Senior Vice President/Human Resources     None

Daniel J. Perullo                   Senior Vice President/Eastern Director,   None
                                    Institutional Sales

Robert E. Powers                    Senior Vice President/Senior Domestic     None
                                    Sales Manager

James L. Shields                    Senior Vice President/Chief Information   None
                                    Officer

Trevor M. Blum                      Vice President/Senior Consulting          None
                                    Relationship Manager

Elisa C. Colkitt                    Vice President/Broker Dealer Operations   None
                                    & Service Support

David F. Connor                     Vice President/Deputy General             Vice President/Deputy General
                                    Counsel/Assistant Secretary               Counsel/Assistant Secretary

Joel A. Ettinger                    Vice President/Taxation                   Vice President/Taxation

Susan T. Friestedt                  Vice President/Retirement Services        None

Edward M. Grant                     Vice President/Defined Contribution       None
                                    Sales Manager

Jeffrey M. Kellogg                  Vice President/Senior Product             None
                                    Manager/Communications Manager

Kevin S. Lee                        Vice President/Assistant Controller       None

Brian L. Murray, Jr.                Vice President/Chief Compliance Officer   None

David P. O'Connor                   Vice President/Associate General          Vice President/Associate General
                                    Counsel/Assistant Secretary               Counsel/Assistant Secretary

NAME & PRINCIPAL BUSINESS ADDRESS   POSITIONS & OFFICES WITH UNDERWRITER      POSITIONS & OFFICES WITH REGISTRANT
---------------------------------   ---------------------------------------   ----------------------------------------
Robinder Pal                        Vice President/Senior Retail e-Business   None
                                    / Production Services Manager

Richard  Salus                      Vice President/Deputy Controller          None

Richard D. Seidel                   Vice President/Assistant Treasurer        None

Theresa L. Sabol                    Vice President/Defined Contribution       None
                                    Sales Manager

Michael T. Taggart                  Vice President/Facilities &               None
                                    Administrative Services

                  (a)(2) Lincoln Financial Distributors, Inc. ("LFD") serves as financial intermediary wholesaler for all the mutual funds in the Delaware Investments Family of Funds.

                  (b)(2) Information with respect to each officer or partner of LFD and the Registrant is provided below. Unless noted, the principal business address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055.

NAME & PRINCIPAL BUSINESS ADDRESS   POSITIONS & OFFICE WITH LFD               POSITIONS & OFFICES WITH REGISTRANT
---------------------------------   ---------------------------------------   -----------------------------------
Westley V. Thompson                 President/Chief Executive Officer and     None
                                    Director

David M. Kittredge                  Senior Vice President and Director        None

Terrance Mullen                     Senior Vice President                     None

Donald Roberson                     Senior Vice President                     None

Margaret Skinner                    Senior Vice President                     None

Patrick J. Caulfield(1)             Vice President/Chief Compliance Officer   None

Frederick J. Crawford(2)            Vice President/Treasurer                  None

Daniel P. Hickey(2)                 Vice President                            None

Rochelle Krombolz                   Vice President                            None

William Lamoin                      Vice President                            None

Gregory Smith                       Vice President                            None

Michael S. Smith                    Vice President, Chief Financial Officer   None
                                    and Chief Administrative Officer

Joyce L. Byrer(3)                   Secretary                                 None

(1) 350 Church Street, Hartford, CT 06103
(2) 1500 Market Street, Philadelphia, PA 19103.
(3) 1300 Clinton Street, Fort Wayne, IN 46802

          (c)  Not Applicable.

Item 27. Location of Accounts and Records. All accounts and records are maintained in Philadelphia at 2005 Market Street, Philadelphia, PA 19103-7094.

Item 28.  Management Services.  None.

Item 29.  Undertakings.  Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia, Commonwealth of Pennsylvania on this 29th day of November, 2004.

                                                    DELAWARE GROUP TAX-FREE FUND

                                                    By:     Jude T. Driscoll
                                                        ------------------------
                                                            Jude T. Driscoll
                                                                Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

          Signature                                 Title                                Date
----------------------------   ------------------------------------------------   -----------------
Jude T. Driscoll               Chairman/Chief Executive Officer
----------------------------   (Principal Executive Officer) and Trustee          November 29, 2004
Jude T. Driscoll

Walter P. Babich           *   Trustee                                            November 29, 2004
----------------------------
Walter P. Babich

John H. Durham             *   Trustee                                            November 29, 2004
----------------------------
John H. Durham

John A. Fry                *   Trustee                                            November 29, 2004
----------------------------
John A. Fry

Anthony D. Knerr           *   Trustee                                            November 29, 2004
----------------------------
Anthony D. Knerr

Ann R. Leven               *   Trustee                                            November 29, 2004
----------------------------
Ann R. Leven

Thomas F. Madison          *   Trustee                                            November 29, 2004
----------------------------
Thomas F. Madison

Janet L. Yeomans           *   Trustee                                            November 29, 2004
----------------------------
Janet L. Yeomans

Joseph H. Hastings         *   Executive Vice President/Chief Financial Officer
----------------------------   (Principal Accounting Officer)                     November 29, 2004
Joseph H. Hastings

                               *By:        Jude T. Driscoll
                                    -----------------------------
                                           Jude T. Driscoll
                                       As Attorney-in-Fact for
                                    each of the persons indicated

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Exhibits

                                       to

                                    Form N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS

Exhibit No.           Exhibit

EX-99.(b)             Amended and Restated By-Laws (August 19, 2004)

EX-99.(e)(2)(i)       Executed Second Amended and Restated Financial
                      Intermediary Distribution Agreement (August 21, 2003)

EX-99.(e)(6)          Bank/Trust Agreement (August 2004)

EX-99.(h)(1)(ii)      Executed Schedule B (September 1, 2004) to Shareholder
                      Services Agreement

EX-99.(h)(2)(i)       Executed Amendment No. 28 (June 30, 2004) to Schedule A of
                      the Delaware Group of Funds Fund Accounting Agreement.

EX-99.(j)             Report and Consents of Independent Registered Public
                      Accounting Firm

EX-99.(p)(1)          Code of Ethics for Delaware Investments' Family of Funds
                      (February 2004)

EX-99.(p)(2)          Code of Ethics for Delaware Investments (February 2004)

EX-99.(p)(3)          Code of Ethics for Lincoln Financial Distributors, Inc.
                      (June 2004)